As filed with the Securities and Exchange Commission on April 19, 2018
1933 Act Registration No. 333-135219
1940 Act Registration No. 811-05721
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 40
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 486
Lincoln National Variable Annuity Account H
(Exact Name of Registrant)
American Legacy® Design
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2018, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2018

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Lifetime Income® Advantage 2.0 (Managed Risk).  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between May 1, 2018 and May 20, 2018. The Guaranteed Annual Income rates may be different than those listed below for applications or rider election forms signed after May 20, 2018.

The Guaranteed Annual Income amount is calculated when you elect the rider. Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.50%	55-58	3.50%
59-64	4.50%	59-64	4.25%
65-74	5.50%	65-74	5.25%
75+	5.85%	75 +	5.60%

The Guaranteed Income Benefit percentages may be different than those listed below for applications or rider election forms signed after May 20, 2018.

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for Contractowners who transition from Lincoln Lifetime Income® Advantage 2.0 (Managed Risk).

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

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In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2018

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Market Select® Advantage.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

Current Rate Sheet will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 19, 2018 and May 20, 2018. The Guaranteed Annual Income rates may be different than those listed below for applications or rider election forms signed after May 20, 2018.

The Guaranteed Annual Income amount is calculated when you elect the rider. Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-64	4.00%
65-74	5.00%	65-74	4.50%
75+	5.50%	75+	5.00%

The Guaranteed Income Benefit percentages may be different than those listed below for applications or rider election forms signed after May 20, 2018.

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.

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i4LIFE® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select® Advantage.

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2018

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 19, 2018 and May 20, 2018.  The Guaranteed Income Benefit percentages may be different than those listed below for applications or rider election forms signed after May 20, 2018.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2018

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Max 6 SelectSM Advantage.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

Current Rate Sheet will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com.  This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications signed between April 19, 2018 and May 20, 2018. The rates may be different than those listed below for applications signed after May 20, 2018.

The initial Guaranteed Annual Income rate is based on your age as of the date of the first Guaranteed Annual Income withdrawal.  Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Guaranteed Annual Income rate will only increase upon an Automatic Annual Step-up, and will decrease once the Contract Value reaches zero.

The rates in Table A apply prior to the Contract Value reaching zero.  When the Contract Value reaches zero, Table B will always be used and, the Guaranteed Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B.   The rate in Table B will be based on the later of (a) your age at the time the first Guaranteed Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Automatic Annual Step-up.  If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Guaranteed Annual Income rate in Table B.

Table A				Table B
Single Life		Joint Life		Single Life & Joint Life
Age	GAI Rate	Age	GAI Rate	Age	GAI Rate
55-58	4.50%	55-58	4.00%	55+	3.00%
59-64	5.50%	59-64	5.00%
65-74	6.50%	65-74	6.00%
75+	7.00%	75+	6.50%

In order to receive the rates indicated in this Rate Sheet, your application must be signed and dated on or before the last day of the effective period noted above. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your

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application and have not decreased, you will receive the higher set of rates.  If the rates have decreased when we compare the Guaranteed Annual Income rates that we are offering on the day you signed your application to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the rules above.

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American Legacy® Design
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account H
May 1, 2018
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com
This prospectus describes individual flexible premium deferred variable annuity contracts that are issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). Three separate contracts are offered in this prospectus, each of which has different features and charges. You must choose from one of the following contracts:
•	American Legacy® Design 1 (standard)
•	American Legacy® Design 2 (4-year surrender charge)
•	American Legacy® Design 3 (3% enhancement)
In deciding which contract to purchase, you should consider which features are important to you, and the amount of separate account and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
These contracts can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions.
The benefits offered under these contracts may be a variable or fixed amount, if available, or a combination of both. These contracts also offer a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). Additional Purchase Payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
Expenses for contracts offering a Bonus Credit may be higher. Because of this, the amount of the Bonus Credits may, over time, be offset by additional fees and charges.
All Purchase Payments, Bonus Credits and Persistency Credits, if applicable, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
American Funds Insurance Series®:
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Bond Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Blue Chip Income and Growth Fund
American Funds Managed Risk Growth Fund
American Funds Managed Risk Growth-Income Fund
American Funds Managed Risk International Fund
American Funds Mortgage Fund
American Funds New World Fund®
American Funds U.S. Government/AAA-Rated Securities Fund
American Funds Ultra-Short Bond Fund
American Funds Insurance Series® – Portfolio SeriesSM:
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
Lincoln Variable Insurance Products Trust:
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
LVIP American Preservation Fund

This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under certain Living Benefit Riders, the Guaranteed Amount, Income Base and/or Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the
Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Bonus Credit—If you select Design 3, the additional amount credited to the contract for each Purchase Payment.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Earnings—The excess of Contract Value over the sum of Bonus Credits, Persistency Credits and Purchase Payments which have not yet been withdrawn from the contract.
Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Income Base, minus Purchase Payments and corresponding Bonus Credits received in the preceding Benefit Year, will be increased, subject to certain conditions and limitations.
Enhancement Base—Under certain Living Benefit Riders, a value used to calculate the amount added to the Income Base when an Enhancement occurs. The Enhancement Base is equal to the Contract Value on the effective date of the rider, and is adjusted as set forth in this prospectus.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which an Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under certain Living Benefit Riders, the Income Base is a value used to calculate your Guaranteed Annual Income amount or the minimum payouts under your contract at a later date. The initial Income Base is equal to your initial Purchase Payment (or your Contract Value on the effective date of the rider, if you elect the rider after we have issued the contract). The Income Base is increased by Enhancements, Automatic Annual Step-ups and additional Purchase Payments, and reduced upon an Excess Withdrawal (or all withdrawals under any version of 4LATER® Advantage).
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—If you select Design 2 or Design 3, the additional amount credited to the contract after a specified contract anniversary.
Purchase Payments—Amounts paid into the contract other than Bonus Credits and Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current withdrawal rates or Guaranteed Income Benefit percentages under certain Living Benefit Riders.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a registered representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the Design products described in this prospectus) and their spouses and minor children.
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
	Design 1	Design 2	Design 3
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	6.0%	6.0%	8.5%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	For both Design 1 and Design 3, the surrender charge percentage is reduced over a 7-year period at the following rates: Design 1 – 6%, 6%, 5%, 5%, 4%, 3%, 2%; Design 3 – 8.5%, 8%, 7%, 6%, 5%, 4%, 3%. For Design 2, the surrender charge percentage is reduced over a 4-year period at the following rate: 6%, 6%, 5%, 5%. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage.
•	Table E reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses For a Contract That Has Not Elected i4LIFE® Advantage (Base contract)
	Design 1	Design 2	Design 3
Annual Account Fee:[1]	$35	$35	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	1.50%	1.95%	1.95%
Administrative Charge	0.10%	0.10%	0.10%
Total Separate Account Expenses	1.60%	2.05%	2.05%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.30%	1.75%	1.75%
Administrative Charge	0.10%	0.10%	0.10%
Total Separate Account Expenses	1.40%	1.85%	1.85%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.05%	1.50%	1.50%
Administrative Charge	0.10%	0.10%	0.10%
Total Separate Account Expenses	1.15%	1.60%	1.60%

Account Value Death Benefit
Mortality and Expense Risk Charge	1.00%	1.45%	1.45%
Administrative Charge	0.10%	0.10%	0.10%
Total Separate Account Expenses	1.10%	1.55%	1.55%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on and after May 21, 2018:[3]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018:[3,4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market Select® Advantage:[3]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Max 6 SelectSM Advantage:[3]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
4LATER® Select Advantage:[5]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[7]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[8]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[5]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Long-Term CareSM Advantage:
Acceleration Benefit Charge[9]
Guaranteed Maximum Charge Level Benefit or Growth Benefit	1.50%	N/A
Current Charge Growth Benefit	0.50%	N/A
Current Charge Level Benefit	0.35%	N/A
Extension Benefit Charge[10]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.76%	N/A
Optional Nonforfeiture Benefit Charge[11]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.14%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge is 1.00% and the administrative charge rate is 0.10% on and after the Annuity Commencement Date.
[3]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups and

Enhancements, and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Rider Charges for more information about your Living Benefit Rider.
[4]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[5]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments and any Bonus Credit, Automatic Annual Step-ups and Enhancements, and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Rider Charges for more information about your Living Benefit Rider. A discussion of the charges for 4LATER® Advantage (Managed Risk) can be found in an Appendix to this prospectus.
[6]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[7]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, any Bonus Credits and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[8]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[9]	The Acceleration Benefit Charge rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted up to the maximum allowable charge rate of 1.50% of the LTC Guaranteed Amount. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. See Charges and Other Deductions – Lincoln Long-Term CareSM Advantage Charges for more information.
[10]	The Extension Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.76% (0.19% quarterly). See Charges and Other Deductions – Lincoln Long-Term CareSM Advantage Charges for more information.
[11]	The Optional Nonforfeiture Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.14% (0.035% quarterly) for the state of Texas, 0.13% (0.0325% quarterly) for the state of California, and 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.12% (0.03% quarterly). See Charges and Other Deductions – Lincoln Long-Term CareSM Advantage Charges for more information.

TABLE B
Expenses For a Contract That Has Elected i4LIFE® Advantage
	Design 1	Design 2	Design 3
Annual Account Fee:[1]	$35	$35	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.80%	2.25%	2.25%
Guarantee of Principal Death Benefit	1.55%	2.00%	2.00%
Account Value Death Benefit	1.50%	1.95%	1.95%

	Design 1		Design 2		Design 3
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected on and after May 21, 2018 and i4LIFE® Advantage Select Guaranteed Income Benefit riders:[3]	Single Life	Joint Life	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.05%	4.25%	4.50%	4.70%	4.50%	4.70%
Current Charge	2.75%	2.95%	3.20%	3.40%	3.20%	3.40%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.80%	4.00%	4.25%	4.45%	4.25%	4.45%
Current Charge	2.50%	2.70%	2.95%	3.15%	2.95%	3.15%
Account Value Death Benefit
Guaranteed Maximum Charge	3.75%	3.95%	4.20%	4.40%	4.20%	4.40%
Current Charge	2.45%	2.65%	2.90%	3.10%	2.90%	3.10%

	Design 1		Design 2		Design 3
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders:[3]	Single Life	Joint Life	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.80%	3.80%	4.25%	4.25%	4.25%	4.25%
Current Charge	2.45%	2.65%	2.90%	3.10%	2.90%	3.10%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.55%	3.55%	4.00%	4.00%	4.00%	4.00%
Current Charge	2.20%	2.40%	2.65%	2.85%	2.65%	2.85%
Account Value Death Benefit
Guaranteed Maximum Charge	3.50%	3.50%	3.95%	3.95%	3.95%	3.95%
Current Charge	2.15%	2.35%	2.60%	2.80%	2.60%	2.80%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]	Single/Joint Life	Single/Joint Life	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Design 1	Design 2	Design 3
Guaranteed Maximum Charge	3.30%	3.75%	3.75%
Current Charge	2.30%	2.75%	2.75%

Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.05%	3.50%	3.50%
Current Charge	2.05%	2.50%	2.50%
Account Value Death Benefit
Guaranteed Maximum Charge	3.00%	3.45%	3.45%

Current Charge	2.00%	2.45%	2.45%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.50% during the Lifetime Income Period.
[3]	The current annual charge rate for all Select Guaranteed Income Benefit riders and for Guaranteed Income Benefit (Managed Risk) riders elected on and after May 21, 2018, is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option).

The current annual charge rate for Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and Guaranteed Income Benefit (version 4) riders is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.50%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	The current annual charge rate for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.50%. The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses For i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) For Contractowners Who Transition From Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
	Design 1	Design 2	Design 3
Annual Account Fee:[1]	$35	$35	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):[2]
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.40%	1.85%	1.85%
Guarantee of Principal Death Benefit	1.15%	1.60%	1.60%
Account Value Death Benefit	1.10%	1.55%	1.55%

	Design 1, 2, 3
iI4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on and after May 21, 2018:[3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Guaranteed Minimum Annual Charge	1.25%	1.50%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018 and for all 4LATER® Advantage (Managed Risk) riders:[2,3]

Guaranteed Maximum Annual Charge	2.00%	2.00%
Guaranteed Minimum Annual Charge	1.05%	1.25%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	These charges also apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See

Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE D
Expenses For i4LIFE® Advantage Guaranteed Income Benefit For Contractowners Who Transition From Lincoln Market Select® Advantage or 4LATER® Select Advantage
	Design 1	Design 2	Design 3
Annual Account Fee:[1]	$35	$35	$35

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.40%	1.85%	1.85%
Guarantee of Principal Death Benefit	1.15%	1.60%	1.60%
Account Value Death Benefit	1.10%	1.55%	1.55%

	Design 1, 2, 3
i4LIFE® Advantage Select Guaranteed Income Benefit for Lincoln Market Select® Advantage or 4LATER® Select Advantage riders:[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.

TABLE E
Expenses For i4LIFE® Advantage for Contractowners Who Transition From 4LATER® Advantage
	Design 1	Design 2	Design 3
Annual Account Fee:[1]	$35	$35	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.30%	3.75%	3.75%
Current Charge	2.45%	2.90%	2.90%

Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.05%	3.50%	3.50%
Current Charge	2.20%	2.65%	2.65%
Account Value Death Benefit
Guaranteed Maximum Charge	3.00%	3.45%	3.45%
Current Charge	2.15%	2.60%	2.60%

[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.50%. The charge rate will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2017, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	1.26%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.53%	1.26%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2019. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
The following table shows the expenses charged by each fund for the year ended December 31, 2017:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
American Funds Asset Allocation Fund - Class 2	0.27%		0.25%		0.02%		0.00%		0.54%	0.00%	0.54%
American Funds Asset Allocation Fund - Class 4	0.27%		0.25%		0.27%		0.00%		0.79%	0.00%	0.79%
American Funds Blue Chip Income and Growth Fund - Class 2	0.39%		0.25%		0.02%		0.00%		0.66%	0.00%	0.66%
American Funds Blue Chip Income and Growth Fund - Class 4	0.39%		0.25%		0.27%		0.00%		0.91%	0.00%	0.91%
American Funds Bond Fund - Class 2	0.36%		0.25%		0.02%		0.00%		0.63%	0.00%	0.63%
American Funds Bond Fund - Class 4	0.36%		0.25%		0.27%		0.00%		0.88%	0.00%	0.88%
American Funds Capital Income Builder® - Class 4	0.50%		0.25%		0.29%		0.00%		1.04%	0.00%	1.04%
American Funds Global Balanced Fund - Class 2	0.66%		0.25%		0.05%		0.00%		0.96%	0.00%	0.96%
American Funds Global Balanced Fund - Class 4	0.66%		0.25%		0.30%		0.00%		1.21%	0.00%	1.21%
American Funds Global Bond Fund - Class 2	0.53%		0.25%		0.03%		0.00%		0.81%	0.00%	0.81%
American Funds Global Bond Fund - Class 4	0.53%		0.25%		0.28%		0.00%		1.06%	0.00%	1.06%
American Funds Global Growth and Income Fund - Class 2	0.59%		0.25%		0.04%		0.00%		0.88%	0.00%	0.88%
American Funds Global Growth and Income Fund - Class 4	0.59%		0.25%		0.29%		0.00%		1.13%	0.00%	1.13%
American Funds Global Growth Fund - Class 2	0.52%		0.25%		0.03%		0.00%		0.80%	0.00%	0.80%
American Funds Global Growth Fund - Class 4	0.52%		0.25%		0.28%		0.00%		1.05%	0.00%	1.05%
American Funds Global Growth PortfolioSM - Class 4	0.00%		0.25%		0.37%		0.62%		1.24%	-0.06%	1.18%
American Funds Global Small Capitalization Fund - Class 2	0.70%		0.25%		0.04%		0.00%		0.99%	0.00%	0.99%
American Funds Global Small Capitalization Fund - Class 4	0.70%		0.25%		0.29%		0.00%		1.24%	0.00%	1.24%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
American Funds Growth and Income PortfolioSM - Class 4	0.00%		0.25%		0.28%		0.44%		0.97%	0.00%	0.97%
American Funds Growth Fund - Class 2	0.33%		0.25%		0.02%		0.00%		0.60%	0.00%	0.60%
American Funds Growth Fund - Class 4	0.33%		0.25%		0.27%		0.00%		0.85%	0.00%	0.85%
American Funds Growth-Income Fund - Class 2	0.26%		0.25%		0.02%		0.00%		0.53%	0.00%	0.53%
American Funds Growth-Income Fund - Class 4	0.26%		0.25%		0.27%		0.00%		0.78%	0.00%	0.78%
American Funds High-Income Bond Fund - Class 2	0.47%		0.25%		0.02%		0.00%		0.74%	0.00%	0.74%
American Funds High-Income Bond Fund - Class 4	0.47%		0.25%		0.27%		0.00%		0.99%	0.00%	0.99%
American Funds International Fund - Class 2	0.50%		0.25%		0.04%		0.00%		0.79%	0.00%	0.79%
American Funds International Fund - Class 4	0.50%		0.25%		0.29%		0.00%		1.04%	0.00%	1.04%
American Funds International Growth and Income Fund - Class 2	0.61%		0.25%		0.04%		0.00%		0.90%	0.00%	0.90%
American Funds International Growth and Income Fund - Class 4	0.61%		0.25%		0.29%		0.00%		1.15%	0.00%	1.15%
American Funds Managed Risk Asset Allocation Fund - Class P2	0.15%		0.25%		0.28%		0.28%		0.96%	-0.05%	0.91%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	0.15%		0.25%		0.28%		0.39%		1.07%	-0.05%	1.02%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	0.15%		0.25%		0.30%		0.56%		1.26%	-0.07%	1.19%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	0.15%		0.25%		0.27%		0.45%		1.12%	-0.05%	1.07%
American Funds Managed Risk Growth Fund - Class P2	0.15%		0.25%		0.29%		0.39%		1.08%	-0.06%	1.02%
American Funds Managed Risk Growth PortfolioSM - Class P2	0.15%		0.25%		0.27%		0.40%		1.07%	-0.05%	1.02%
American Funds Managed Risk Growth-Income Fund - Class P2	0.15%		0.25%		0.30%		0.29%		0.99%	-0.07%	0.92%
American Funds Managed Risk International Fund - Class P2	0.15%		0.25%		0.31%		0.49%		1.20%	-0.08%	1.12%
American Funds Mortgage Fund - Class 2	0.42%		0.25%		0.05%		0.00%		0.72%	0.00%	0.72%
American Funds Mortgage Fund - Class 4	0.42%		0.25%		0.30%		0.00%		0.97%	0.00%	0.97%
American Funds New World Fund® - Class 2	0.70%		0.25%		0.06%		0.00%		1.01%	0.00%	1.01%
American Funds New World Fund® - Class 4	0.70%		0.25%		0.31%		0.00%		1.26%	0.00%	1.26%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	0.34%		0.25%		0.02%		0.00%		0.61%	0.00%	0.61%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	0.34%		0.25%		0.27%		0.00%		0.86%	0.00%	0.86%
American Funds Ultra-Short Bond Fund - Class 2	0.32%		0.25%		0.03%		0.00%		0.60%	0.00%	0.60%
American Funds Ultra-Short Bond Fund - Class 4	0.32%		0.25%		0.28%		0.00%		0.85%	0.00%	0.85%
LVIP American Balanced Allocation Fund - Service Class	0.25%		0.35%		0.05%		0.41%		1.06%	-0.05%	1.01%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	0.25%		0.35%		0.05%		0.38%		1.03%	0.00%	1.03%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	0.25%		0.35%		0.05%		0.40%		1.05%	0.00%	1.05%
LVIP American Growth Allocation Fund - Service Class	0.25%		0.35%		0.05%		0.42%		1.07%	-0.05%	1.02%
LVIP American Income Allocation Fund - Service Class	0.25%		0.35%		0.08%		0.38%		1.06%	-0.05%	1.01%
LVIP American Preservation Fund - Service Class	0.25%		0.35%		0.06%		0.35%		1.01%	-0.10%	0.91%
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes you have purchased the Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The Example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The Example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option Design 1	$1,156	$2,164	$3,165	$5,485
Design 2	$1,201	$2,292	$2,969	$5,850
Level Benefit Option Design 1	$1,200	$2,291	$3,370	$5,863
Design 2	$1,244	$2,418	$3,172	$6,218
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option Design 1	$556	$1,664	$2,765	$5,485
Design 2	$601	$1,792	$2,969	$5,850
Level Benefit Option Design 1	$600	$1,791	$2,970	$5,863
Design 2	$644	$1,918	$3,172	$6,218
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Design 1	$1,116	$2,089	$3,115	$5,738
Design 2	$1,160	$2,217	$2,921	$6,103
Design 3	$1,417	$2,440	$3,459	$6,182
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Design 1	$516	$1,589	$2,715	$5,738
Design 2	$560	$1,717	$2,921	$6,103
Design 3	$567	$1,740	$2,959	$6,182
For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect any applicable Bonus Credits or Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? It is an individual variable and interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. You may purchase any one of the contracts offered in this prospectus: American Legacy® Design 1 (standard), American Legacy® Design 2 (4-year surrender charge), and American Legacy® Design 3 (3% enhancement). This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.

What are some things I should consider when deciding between Design 1, 2, and 3? Design 1 may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the surrender charge period, and who seeks a lower cost contract. Design 2 may be more appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge. Design 3 may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the surrender charge period, and who seeks Bonus Credits. See The Contracts – Contracts Offered in This Prospectus for more information.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments, Bonus Credits and Persistency Credits, if applicable, to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you choose Design 3, you also receive Bonus Credits. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value. See Charges and Other Deductions.
If you withdraw Purchase Payments, you may pay a surrender charge of a certain percentage of the surrendered or withdrawn Purchase Payment, depending upon which contract you have purchased, and how long those payments have been invested in the contract. For purposes of calculating surrender charges, we assume that all withdrawals prior to the seventh anniversary of Design 1 and Design 3 contracts (and the fourth anniversary of Design 2 contracts) come first from Purchase Payments. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
What is a Bonus Credit and a Persistency Credit? If you purchase Design 3, when Purchase Payments are made, we will credit an additional 3% to the contract, known as a Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payments. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts – Bonus Credits.
If you purchase Design 2, a Persistency Credit of 0.1125% of Contract Value less Purchase Payments that have been in the contract less than four years will be credited on a quarterly basis after the fourth anniversary. See The Contracts – Persistency Credits.
If you purchase Design 3, a Persistency Credit of 0.1125% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts – Persistency Credits.
Annuity contracts that have no provision for Bonus Credits or Persistency Credits may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. Persistency Credits, when available, are designed to fully or partially offset these additional charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What are the Death Benefit options currently available under my Contract? The Enhanced Guaranteed Minimum Death Benefit (EGMDB) provides a Death Benefit that is equal to the greatest of: 1) the current Contract Value, 2) the sum of all Purchase Payments (as adjusted for withdrawals), or 3) the highest Contract Value on any contract anniversary prior to the 81st birthday of the deceased, and prior to the death of the person for whom a death claim is approved for payment, increased by Purchase Payments and decreased by withdrawals since the highest anniversary date. The Guarantee of Principal Death Benefit provides a Death Benefit that is equal to the greater of the current Contract Value or the sum of all Purchase Payments (as adjusted for withdrawals). The Account Value Death Benefit provides a Death Benefit that is equal to the Contract Value as of the Valuation Date we approve the payment of the death claim. See The Contracts – Death Benefits for a complete description of each Death Benefit option. Refer to the i4LIFE® Advantage Death Benefits for specific Death Benefit features when i4LIFE® Advantage is elected.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit

(Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Select Advantage, 4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability. We reserve the right to discontinue offering any of the Living Benefit Riders at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER® Select Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage (without Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. See Living Benefit Riders later in this prospectus regarding limitations on the availability of these riders.
Can I transition from my Living Benefit Rider to i4LIFE® Advantage Guaranteed Income Benefit? Under the terms of certain Living Benefit Riders you are guaranteed the right to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. Please refer to the section of this prospectus that discusses your Living Benefit Rider for more information on whether you are eligible to transition. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your current Living Benefit Rider, you may defer taking withdrawals until a later date. When deciding whether to make this transition, you should consider that, depending on your age (and the age of your spouse under the joint life option) and selected features of i4LIFE® Advantage, i4LIFE® Advantage may provide a higher payout than the payouts from your current Living Benefit Rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any applicable Bonus Credits credited to your Contract Value if you elect to cancel your contract; however, we will assume the risk of investment loss on the Bonus Credits. See Return Privilege.
Condensed Financial Information
Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. For owners of the Design 3 contract, Bonus Credits are allocated to the Subaccounts at the same time and at the same percentage as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Adviser
The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.25%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Asset Allocation Fund (Class 2): High total return (including income and capital gains) consistent with preservation of capital over the long term.
This fund is not available in contracts issued on or after January 9, 2017.
•	American Funds Asset Allocation Fund (Class 4): High total return (including income and capital gains) consistent with preservation of capital over the long term.
This fund is not available in contracts issued before January 9, 2017.
•	American Funds Blue Chip Income and Growth Fund (Class 2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Blue Chip Income and Growth Fund (Class 4): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Bond Fund (Class 4): To provide as high a level of current income as is consistent with the preservation of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Capital Income Builder® (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Global Balanced Fund (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
This fund is not available in contracts issued on or after January 9, 2017.
•	American Funds Global Balanced Fund (Class 4): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
This fund is not available in contracts issued before January 9, 2017.
•	American Funds Global Bond Fund (Class 2): To provide, over the long term, with a high level of total return consistent with prudent investment management.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Global Bond Fund (Class 4): To provide, over the long term, with a high level of total return consistent with prudent investment management.
This fund is not available in contracts issued before May 22, 2017.
•	American Funds Global Growth and Income Fund (Class 2): Long-term growth of capital while providing current income. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Global Growth and Income Fund (Class 4): Long-term growth of capital while providing current income. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Global Growth Fund (Class 4): Long-term growth of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Global Small Capitalization Fund (Class 4): Long-term capital growth. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Growth Fund (Class 2): Growth of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Growth Fund (Class 4): Growth of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Growth-Income Fund (Class 4): Long-term growth of capital and income. This fund is not available in contracts issued before May 22, 2017.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds High-Income Bond Fund (Class 4): To provide investors with a high level of current income; capital appreciation is the secondary objective.
This fund is not available in contracts issued before May 22, 2017.
•	American Funds International Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds International Fund (Class 4): Long-term growth of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds International Growth and Income Fund (Class 2): Long-term growth of capital while providing current income. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds International Growth and Income Fund (Class 4): Long-term growth of capital while providing current income. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Managed Risk Asset Allocation Fund (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Blue Chip Income and Growth Fund (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth Fund (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth-Income Fund (Class P2): To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk International Fund (Class P2): To provide long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Mortgage Fund (Class 2): To provide current income and preservation of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Mortgage Fund (Class 4): To provide current income and preservation of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds New World Fund® (Class 2): Long-term capital appreciation. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds New World Fund® (Class 4): Long-term capital appreciation. This fund is not available in contracts issued before May 22, 2017.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
This fund is not available in contracts issued on or after January 9, 2017.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 4): To provide a high level of current income consistent with preservation of capital.
This fund is not available in contracts issued before January 9, 2017.
•	American Funds Ultra-Short Bond Fund (Class 2): To provide the investors with a way to earn income on cash reserves while preserving capital and maintaining liquidity.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Ultra-Short Bond Fund (Class 4): To provide the investors with a way to earn income on cash reserves while preserving capital and maintaining liquidity.
This fund is not available in contracts issued before May 22, 2017.
American Funds Insurance Series®- Portfolio SeriesSM, advised by Capital Research and Management Company
•	American Funds Global Growth PortfolioSM (Class 4): Long-term growth of capital; a fund of funds.
•	American Funds Growth and Income PortfolioSM (Class 4): Long-term growth of capital while providing current income; a fund of funds.
•	American Funds Managed Risk Global Allocation PortfolioSM (Class P2): High total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth and Income PortfolioSM (Class P2): Long-term growth of capital and current income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth PortfolioSM (Class P2): Long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.

•	LVIP American Global Balanced Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. A fund of funds.
•	LVIP American Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. A fund of funds.
•	LVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
•	LVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital. A fund of funds.
•	LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital. A fund of funds.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
•	the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value;
•	the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
•	the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup Bonus Credits paid into the contract by us when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply a charge to the average daily net asset value of the Subaccounts based on which contract and Death Benefit you choose. Those charges are equal to an annual rate of:

	Account Value Death Benefit	Guarantee of Principal Death Benefit	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Estate Enhancement Benefit (EEB)*
Design 1 (standard):
Mortality and expense risk charge	1.00%	1.05%	1.30%	1.50%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	1.10%	1.15%	1.40%	1.60%
Design 2 (4 year surrender charge):
Mortality and expense risk charge	1.45%	1.50%	1.75%	1.95%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	1.55%	1.60%	1.85%	2.05%
Design 3 (3% enhancement)
Mortality and expense risk charge	1.45%	1.50%	1.75%	1.95%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	1.55%	1.60%	1.85%	2.05%
*This Death Benefit is no longer available for purchase.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments
Number of contract anniversaries since Purchase Payment was invested	Design 1	Design 2	Design 3
0	6.0%	6.0%	8.5%
1	6.0%	6.0%	8.0%
2	5.0%	5.0%	7.0%
3	5.0%	5.0%	6.0%
4	4.0%	0.0%	5.0%
5	3.0%	0.0%	4.0%
6	2.0%	0.0%	3.0%
7	0.0%	0.0%	0.0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary for Design 1 or Design 3, or fourth anniversary for Design 2, since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount. The free amount is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	Purchase Payments used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE® Advantage option. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;
•	A surrender or withdrawal of any Purchase Payments, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;

•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original Contractowner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner. If you have elected the Design 3 contract, Purchase Payments must be invested for at least twelve months before this provision will apply;
•	A surrender of the contract as a result of the death of the Contractowner or Annuitant;
•	A surrender or annuitization of any applicable Bonus Credits and Persistency Credits;
•	Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE® Advantage option;
•	Regular Income Payments made under i4LIFE® Advantage, including any payments to provide the 4LATER® Advantage or i4LIFE® Advantage Guaranteed Income Benefit, or periodic payments made under any Annuity Payout option made available by us;
•	Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage, or amounts up to the Guaranteed Annual Income amount under Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;
•	Long-Term Care Benefit payments under the Lincoln Long-Term CareSM Advantage rider.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted; then
•	from any applicable Bonus Credits.
The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
•	$50,000 initial Purchase Payment; receives a $1,500 Bonus Credit (3%)
•	$30,000 Purchase Payment beginning year 5; receives a $900 Bonus Credit (3%)
•	$100,000 Contract Value in year 6 ($17,600 attributed to earnings; $2,400 to Bonus Credits; $80,000 to Purchase Payments)
•	$60,000 withdrawal beginning year 6
The $60,000 withdrawal is subject to surrender charges of $2,400 calculated as follows:
•	$10,000 is attributed to the free amount (greater of 10% of Contract Value ($10,000) or 10% of Purchase Payments ($8,000)); therefore, no surrender charges are assessed on the first $10,000
•	$40,000 of the remaining initial Purchase Payment subject to 4% surrender charge = $1,600
•	$10,000 of the next Purchase Payment subject to 8% surrender charge = $800
3.	On or after the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and any applicable Persistency Credits until exhausted; then
•	from any applicable Bonus Credits attributable to Purchase Payments to which a surrender charge no longer applies until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
•	from any applicable Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.
The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
•	$50,000 initial Purchase Payment; receives a $1,500 Bonus Credit (3%)
•	$30,000 Purchase Payment beginning year 5; receives a $900 Bonus Credit (3%)
•	$150,000 Contract Value in year 9 ($67,600 attributed to earnings and Persistency Credits; $2,400 to Bonus Credits; $80,000 to Purchase Payments)
•	$125,000 withdrawal beginning year 9

$119,100 of the $125,000 withdrawal is not subject to surrender charges, and is broken down as follows:
•	$15,000 attributed to the free amount (greater of 10% of Contract Value ($15,000) or 10% of Purchase Payments ($8,000))
•	$35,000 attributed to remaining initial Purchase Payment not subject to surrender charges (invested more than 7 years)
•	$67,600 attributed to earnings including Persistency Credits (not subject to surrender charges)
•	$1,500 attributed to Bonus Credits on Purchase Payments not subject to surrender charges
$5,900 of the $125,000 withdrawal is subject to a 5% surrender charge since the second Purchase Payment was invested only four Contract Years. The surrender charge is $295.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender). There is no account fee on Design 3 contracts issued to Selling Group Individuals.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, and 4LATER® Select Advantage Charges. If you elect a Living Benefit Rider, there is a charge associated with that rider for as long as the rider is in effect.
The charge rates for the riders listed above are:

	Current Initial Annual Charge Rate		Guaranteed Maximum Annual Charge Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018; Lincoln Market Select® Advantage; Lincoln Max 6 SelectSM Advantage; or 4LATER® Select Advantage	1.25% (0.3125% quarterly)	1.50% (0.3750% quarterly)	2.25%	2.45%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)	2.00%	2.00%

A discussion of the charges for additional closed riders can be found in an Appendix to this prospectus.
The charge:
•	is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, Enhancements, and as decreased for Excess Withdrawals. (The Income Base is decreased by all withdrawals under 4LATER® Select Advantage.); and
•	may increase every Benefit Year upon an Automatic Annual Step-up or an Enhancement. (You may opt out of this increase – see details below.)
The charge will be deducted from the Contract Value on a quarterly basis. The first deduction of the charge will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Income Base.
The charge rate can change each time there is an Automatic Annual Step-up. Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual charge rate. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base and Enhancement Base, if applicable, will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage). This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders.
The following paragraph applies only to Contractowners who have elected the following:
•	all elections of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk);
•	elections of Lincoln Market Select® Advantage on and after February 20, 2018 (April 2, 2018 for Contractowners who elected the rider after the contract effective date), subject to state approval;
•	all elections of Lincoln Max 6 SelectSM Advantage; and
•	elections of 4LATER® Select Advantage on and after June 11, 2018, subject to state approval.
An Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Income Base as a result of the Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rider charge rate may increase each time the Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Income Base each Benefit Year, your charge rate could increase each Benefit Year, but the charge rate will never exceed the stated guaranteed maximum annual charge rate. If your charge rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your charge rate to increase) if you do not want the Enhancement.
The charge will be discontinued upon termination of the rider. However, a portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further charge will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner’s Accumulation Units plus the Contractowner’s value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is:
	Design 1	Design 2	Design 3
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.80%	2.25%	2.25%
Guarantee of Principal Death Benefit	1.55%	2.00%	2.00%
Account Value Death Benefit	1.50%	1.95%	1.95%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.50%. This rate consists of a mortality and expense risk charge, and administrative charge (charges of the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the time the contract is issued, i4LIFE® Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE® Advantage is elected at any point after the contract has been issued, i4LIFE® Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. A current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value applies to all Select Guaranteed Income Benefit riders and to Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018. This charge rate is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Design 1		Design 2		Design 3
	Single Life	Joint Life	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.75%	2.95%	3.20%	3.40%	3.20%	3.40%
Guarantee of Principal Death Benefit	2.50%	2.70%	2.95%	3.15%	2.95%	3.15%
Account Value Death Benefit	2.45%	2.65%	2.90%	3.10%	2.90%	3.10%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and Guaranteed Income Benefit (version 4) riders are each subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Design 1		Design 2		Design 3
	Single Life	Joint Life	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.45%	2.65%	2.90%	3.10%	2.90%	3.10%
Guarantee of Principal Death Benefit	2.20%	2.40%	2.65%	2.85%	2.65%	2.85%

Account Value Death Benefit	2.15%	2.35%	2.60%	2.80%	2.60%	2.80%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (version 1, 2 and 3) are each subject to a current annual charge rate of 0.50% (single and joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Design 1	Design 2	Design 3
	Single/Joint LIfe	Single/Joint Life	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.30%	2.75%	2.75%
Guarantee of Principal Death Benefit	2.05%	2.50%	2.50%
Account Value Death Benefit	2.00%	2.45%	2.45%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage, 4LATER® Select Advantage or 4LATER® Advantage (Managed Risk) may have different charges for i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up the annual Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of:
	Single Life	Joint Life
Select Guaranteed Income Benefit; and Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018	2.25%	2.45%
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018; and Guaranteed Income Benefit (version 4)	2.00%	2.00%
Guaranteed Income Benefit (version 2 and 3)	1.50%	1.50%
If we automatically administer the step-up for Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4) or step-up period election (version 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of the prospectus). For Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge rate does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage (“Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply. If you are transitioning to i4LIFE® Advantage Guaranteed Income Benefit from a closed rider, see Appendix B for a discussion of the charges.

If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
Lincoln Market Select® Advantage; or 4LATER® Select Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
The initial charge is a percentage of the greater of the Income Base from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.40% for the EGMDB, 1.15% for the Guarantee of Principal Death Benefit and 1.10% for the Account Value Death Benefit for Design 1 contracts and 1.85% for EGMDB, 1.60% for Guarantee of Principal Death Benefit and 1.55% for Account Value Death Benefit for Design 2 and 3 contracts. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider charge rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the current charge rate for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/17 Initial i4LIFE® Advantage Account Value	$100,000
1/1/17 Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/17 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The current charge for the Prior Rider is assessed against the Income Base since it is larger than the Account Value	$1,562.50
1/2/17 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/17 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.

1/2/18 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/18 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/18 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/18 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/19 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/19 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider charge rate increases from 1.25% to 1.35%.
1/2/19 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider current charge rate (1.35%/1.25%).
If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider (“LTC Charge”) that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
•	the Acceleration Benefit Charge,
•	the Extension Benefit Charge, and
•	the Optional Nonforfeiture Benefit Charge (if elected).
The first deduction will occur on the business day on or next following the three-month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.
Acceleration Benefit Charge
The Acceleration Benefit Charge has a guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. The current annual charge rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual charge rate may change at any time and will never exceed the guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. We will give you a minimum of 30 days written notice of our intent to raise the current annual charge rate. Any increase to the annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the annual charge rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual charge rate for the Growth Benefit option will not change to the annual charge rate for the Level Benefit after you terminate the automatic step-ups.
The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual percentage rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual percentage rate is assessed may be higher due to automatic step-ups.
The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by ¼ of the Acceleration Benefit Charge annual charge rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by automatic step-ups or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.
Extension Benefit Charge
The Extension Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Extension Benefit Charge annual charge rates range as set forth in the charts below. The initial Extension Benefit Charge annual charge rate will be stated on the Specifications page of your LTC Rider. We will give you a minimum of 30 days written notice of our intent to raise the current Extension Benefit Charge annual charge rate. Any increase to the current Extension Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Extension Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Extension Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Extension Benefit Charge
45-49	0.26%
50-54	0.30%
55-59	0.32%
60-64	0.38%
65-69	0.50%
70-74	0.68%
Extension Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Extension Benefit Charge
45-49	0.28%
50-54	0.32%
55-59	0.36%
60-64	0.40%
65-69	0.54%
70-74	0.76%
The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Extension Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual charge rate is based upon your age as of the contract date.
Optional Nonforfeiture Benefit Charge
The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual charge rates range as set forth in the charts below. The initial Optional Nonforfeiture Benefit Charge annual charge rate will be stated on the specification pages of your LTC Rider. We will give you a minimum of 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual charge rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Optional Nonforfeiture Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Optional Nonforfeiture Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.04%
50-54	0.05%
55-59	0.05%
60-64	0.06%
65-69	0.08%
70-74	0.11%
Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living Services
Age on Contract Date	Optional Nonforfeiture Benefit Charge
	Texas	California	All other states
45-49	0.06%	0.06%	0.05%
50-54	0.06%	0.06%	0.05%
55-59	0.07%	0.07%	0.06%
60-64	0.07%	0.07%	0.06%
65-69	0.10%	0.10%	0.09%
70-74	0.14%	0.13%	0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Optional Nonforfeiture Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual charge rate is based upon your age as of the contract date.
Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Acceleration Benefit Charge Annual Charge Rate:	0.35%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Charge Rate:	0.06%
LTC Charge (Annual)*:	$1,230
* $350 Acceleration Benefit Charge (0.35% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06% x $200,000 Extension Benefit) = $1,230 annual LTC Charge

Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Growth Benefit:	$0
Acceleration Benefit Charge Annual Charge Rate:	0.50%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Charge Rate:	0.06%
LTC Charge (Annual)*:	$1,380
*$500 Acceleration Benefit Charge (0.50% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Benefit Charge (0.06% x $200,000 Extension Benefit)= $1,380 annual LTC Charge
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.10% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract or an additional Bonus Credit may be paid. However, these reductions or benefits may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	sales to Selling Group Individuals,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees,
•	for Design 1 contracts only, the issue of a new Lincoln variable annuity contract with the proceeds from the surrender of an existing Lincoln variable annuity contract, if available in your state, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees or Bonus Credit applicable to a particular contract will be stated in that contract.
The Contracts
Contracts Offered in this Prospectus
This prospectus describes three separate annuity contracts:
•	American Legacy® Design 1 (standard)
•	American Legacy® Design 2 (4-year surrender charge)
•	American Legacy® Design 3 (3% enhancement)
Each contract offers you the ability to choose certain features, and has its own mortality and expense risk charge and applicable surrender charge. In deciding what contract to purchase, you should consider the amount of mortality and expense risk and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the enhanced Death Benefits or other optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
An enhanced Death Benefit and optional Living Benefit Riders may be available for an additional charge, and are described later in this prospectus, as long as they are currently available. You should check with your registered representative regarding availability.
American Legacy® Design 1 (standard)
The Design 1 annuity contract has a total mortality and expense risk and administrative charge ranging from 1.10% to 1.60%, depending on which Death Benefit you have elected. It has a declining seven-year surrender charge on each Purchase Payment. Design 1 has a longer surrender charge period than Design 2. This means that it offers less liquidity than Design 2 but it has lower total separate account annual expenses.
American Legacy® Design 2 (4-year surrender charge)
The Design 2 annuity contract has a total mortality and expense risk and administrative charge ranging from 1.55% to 2.05%, depending on which Death Benefit you have elected. It has a declining four-year surrender charge on each Purchase Payment, which is different than both Design 1 and Design 3. Design 2 offers greater liquidity than Design 1 and Design 3, has higher total separate account annual expenses than Design 1, but has the same total separate account expenses as Design 3. Contractowners of the Design 2 annuity contract will receive a Persistency Credit on a quarterly basis after the fourth contract anniversary. See The Contracts – Persistency Credits.
American Legacy® Design 3 (3% enhancement)
The Design 3 annuity contract has a total mortality and expense risk and administrative charge ranging from 1.55% to 2.05%, depending on which Death Benefit you have selected. It has a declining seven year surrender charge on each Purchase Payment, which is the same as Design 1, but longer than Design 2. Design 3 has higher total separate account annual expenses than Design 1, but has the same total separate account expenses as Design 2. For each Purchase Payment made into the contact, we will credit the contract with a 3% Bonus Credit. See The Contracts – Bonus Credits. Design 1 and 2 do not offer Bonus Credits. In addition,

Contractowners of the Design 3 annuity contract will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. See The Contracts – Persistency Credits. The Lincoln Long-Term CareSM Advantage rider is not available with this contract.
Design 1 may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the surrender charge period, and who seeks a lower cost contract. Design 2 may be more appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge. Design 3 may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the surrender charge period, and who seeks Bonus Credits.
Purchasing an optional Living Benefit Rider under a Design 2 contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the mortality and expense risk charge on your Contract Value; and (c) the period of time that you must own the contract to receive the maximum benefit from any optional Living Benefit Rider you purchase.
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment and its corresponding Bonus Credit, if applicable, will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit, if applicable, within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA and fixed account, if any, to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit;
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract; or
•	90 days from the contract date if you elect the Lincoln Long-Term CareSM Advantage rider.
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Bonus Credits
In some states, the term Bonus Credit may be referred to as value enhancement or a similar term in the contract. If you purchase the Design 3 contract, for each Purchase Payment made into the contract, we will credit the contract with a 3% Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payment made. The amount of any Bonus Credit applied to the contract will be noted on the confirmation sent after each Purchase Payment. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated to variable Subaccounts and the fixed account in the same percentages as the Purchase Payment.
We offer a variety of variable annuity contracts. The amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. Similar products that do not offer Bonus Credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the Bonus Credits in this contract and the performance of the owner’s chosen Subaccounts. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.

Persistency Credits
Contractowners of the Design 2 contract will receive a Persistency Credit on a quarterly basis after the fourth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least four years, by 0.1125%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
Contractowners of the Design 3 contract will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by the quarterly percentage of 0.1125%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. Corresponding Bonus Credits, if applicable, will be allocated to the Subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.

Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-800-942-5500. These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contact; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage or Lincoln Max 6 SelectSM Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Appendix B – Lincoln Lifetime IncomeSM Advantage.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The Guarantee of Principal Death Benefit may be discontinued by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage or Lincoln Max 6 SelectSM Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Appendix B – Lincoln Lifetime IncomeSM Advantage; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals(surrender charges for example) and premium taxes, if any.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.

Death Benefits which are no longer available for election include: Estate Enhancement Benefit Rider (EEB Rider). An Appendix to this prospectus provides a detailed description of this Death Benefit.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continued the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
Lincoln Max 6 SelectSM Advantage	On or after May 22, 2017	Option 3
4LATER® Select Advantage	On or after January 9, 2017	Option 3
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after August 29, 2016	Option 3
Lincoln Market Select® Advantage	On or after October 5, 2015	Option 3
Lincoln Long-Term CareSM Advantage	On or after June 27, 2011	Option 3
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3

If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	American Funds Capital Income Builder®
•	American Funds Global Growth Fund
•	American Funds Global Growth PortfolioSM
•	American Funds Global Growth and Income Fund
•	American Funds Global Small Capitalization Fund
•	American Funds High-Income Bond Fund
•	American Funds International Fund
•	American Funds International Growth and Income Fund
•	American Funds New World Fund®

All other Subaccounts will be referred to as “Non-Limited Subaccounts” .
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the American Funds Ultra-Short Bond Fund Subaccount. We reserve the right to designate a different investment option other than the American Funds Ultra-Short Bond Fund as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or

3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Ultra-Short Bond Fund Subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund
American Funds Global Bond Fund
American Funds High-Income Bond Fund
American Funds Mortgage Fund
American Funds U.S. Government/AAA-Rated Securities
LVIP American Preservation Fund	All other investment options except as discussed below.	No Subaccounts at this time.
The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Global Bond Fund
•	American Funds High-Income Bond Fund
•	American Funds Managed Risk Asset Allocation Fund

•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
To satisfy these Investment Requirements, Contract Value or i4LIFE® Advantage Account Value may be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. At this time, 100% of the Contract Value or i4LIFE® Advantage Account Value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the American Funds Asset Allocation Fund (a Subaccount), the American Funds Managed Risk Asset Allocation Fund or the LVIP American Income Allocation Fund, or to one of these asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit or other Living Benefit Riders sections below, according to which rider you purchased and the date of purchase. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed Income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Ultra-Short Bond Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
If you elect a Living Benefit Rider, except i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or i4LIFE® Advantage Select Guaranteed income Benefit on or after May 21, 2018, the Subaccounts of your contract are divided into groups and have specified minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group. We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. We may make Subaccounts unavailable to you at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
If you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, we may make Subaccounts unavailable to you at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.
Option 3 – Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elected on or after May 21, 2018. If you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) on or after May 21, 2018, you must currently allocate 100% of your i4LIFE® Advantage Account Value among one or more of the following Subaccounts only.
•	American Funds Bond Fund*
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Blue Chip Income and Growth Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth Fund
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth-Income Fund
•	American Funds Managed Risk International Fund
•	American Funds Mortgage Fund*
•	American Funds U.S. Government/AAA Rated Securities Fund*
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Preservation Fund

* This fund is only available to contracts issued on or after May 22, 2017.
The fixed account is only available for dollar cost averaging.
Option 3 – Investment Requirements for other Managed Risk Riders. If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), are transitioning from one of these riders to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) prior to May 21, 2018, you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.	Group 3 Investments cannot exceed 10% of Contract Value or Account Value.
American Funds Bond Fund* American Funds Mortgage Fund* American Funds U.S. Government/AAA Rated Securities Fund* LVIP American Preservation Fund	American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Blue Chip Income and Growth Fund
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth Fund
American Funds Managed Risk Growth PortfolioSM
American Funds Managed Risk Growth-Income Fund
American Funds Managed Risk International Fund
LVIP American Global Balanced Allocation Managed Risk Fund
	LVIP American Global Growth Allocation Managed Risk Fund	No Subaccounts at this time.
* This fund is only available to contracts issued on or after May 22, 2017.

The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Bond Fund*
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund*
•	American Funds U.S. Government/AAA Rated Securities Fund*
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Preservation Fund

* This fund is only available to contracts issued on or after May 22, 2017.
Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit elected on or after May 21, 2018 for contracts issued on or after May 22, 2017. If your contract was issued on or after May 22, 2017 and you elected i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, you must currently allocate 100% of your i4LIFE® Advantage Account Value among all Subaccounts except those listed below.
•	American Funds Global Bond Fund
•	American funds Global Small Capitalization Fund
•	American Funds New World Fund®

The fixed account, if available, is only available for dollar cost averaging
As an alternative, to satisfy these Investment Requirements, Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Account Value can be allocated to one of the following models: American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund Model, American Funds Balanced Model Portfolio or American Funds Conservative Model Portfolio. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Account Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit elected on or after May 21, 2018 for contracts issued prior to May 22, 2017. If your contract was issued prior to May 22, 2017 and you elected i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, you must currently allocate 100% of your i4LIFE® Advantage Account Value among one or more of the following Subaccounts only.
•	American Funds Capital Income Builder®
•	American Funds Global Balanced Fund
•	American Funds Global Growth PortfolioSM
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Blue Chip Income and Growth Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth Fund
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth-Income Fund
•	American Funds Managed Risk International Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

The fixed account, if available, is only available for dollar cost averaging
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of the Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Option 3 – Investment Requirements for other Living Benefit Riders for contracts issued on or after May 22, 2017. If you elected i4LIFE® Advantage Select Guaranteed Income Benefit prior to May 21, 2018, Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER® Select Advantage or Lincoln Long-Term CareSM Advantage on or after May 22, 2017, or you are transitioning to i4LIFE® Advantage Select Guaranteed income Benefit from one of these riders, you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
American Funds Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA Rated Securities Fund LVIP American Preservation Fund	American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
American Funds Ultra-Short Bond Fund
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund

The fixed account is only available for dollar cost averaging.
As an alternative, if you purchased your contract on or after May 22, 2017, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

The fixed account, if available, is only available for dollar cost averaging.
Additionally, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: American Funds Balanced Model Portfolio, American Funds Conservative Model Portfolio or American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Option 3 – Investment Requirements for other Living Benefit Riders for contracts issued prior to May 22, 2017 that elect a rider on or after August 29, 2016 (October 3, 2016 for existing Contractowners). If you elected i4LIFE® Advantage Select Guaranteed Income Benefit on or after August 29, 2016 (October 3, 2016 for existing Contractowners) but prior to May 21, 2018, or Lincoln Market Select® Advantage, 4LATER® Select Advantage or Lincoln Long-Term CareSM Advantage on or after August 29, 2016 (October 3, 2016 for existing Contractowners), or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders, you must currently allocate 100% of your Contract Value among one or more of the following Subaccounts.
•	American Funds Global Balanced Fund
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation PortfolioSM
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund
The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, contracts that purchase one of these Living Benefit Riders on or after August 29, 2016 and prior to January 9, 2017 may allocate 100% of your Contract Value or Account Value among the American Funds Asset Allocation Fund (85%) and the American Funds U.S. Government/AAA-Rated Securities Fund (15%).
Contracts issued prior to May 22, 2017 that purchase one of these Living Benefit Riders on or after January 9, 2017 may satisfy these Investment Requirements by allocating 100% of the Contract Value or Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Living Benefit Riders elected on or after October 5, 2015 and prior to August 29, 2016 (October 3, 2016 for existing Contractowners). For i4LIFE® Advantage Guaranteed Income Benefit (version 4) and Lincoln Long-Term CareSM Advantage riders purchased on or after October 5, 2015 and prior to August 29, 2016 (October 3, 2016 for existing Contractowners), you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.	Group 3 Investments cannot exceed 10% of Contract Value or Account Value.
American Funds Bond Fund American Funds Global Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA-Rated Securities Fund LVIP American Preservation Fund	American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Ultra-Short Bond Fund
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
	LVIP American Income Allocation Fund	American Funds Global Small Capitalization Fund American Funds New World Fund®
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Global Bond Fund
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund
The fixed account, if available, is only available for dollar cost averaging.
Option 3 – Investment Requirements for other Living Benefit Riders elected prior to August 29, 2016 (October 3, 2016 for existing Contractowners). If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to August 29, 2016 (October 3, 2016 for existing Contractowners). you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.	Group 3 Investments cannot exceed 10% of Contract Value or Account Value.
American Funds Bond Fund American Funds Global Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA-Rated Securities Fund LVIP American Preservation Fund	All other Subaccounts, except as described below.	No Subaccounts at this time.
The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Global Bond Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models depending on when you purchased your contract, made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP American Income Allocation Fund subaccount or the American Legacy Fundamental Income Model. This model is not available for contracts purchased on or after November 15, 2010.
Living Benefit Riders
This section describes the optional Living Benefit Riders currently offered under this variable annuity contract. Each rider offers one of the following:

•	a minimum withdrawal benefit:
•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
•	Lincoln Market Select® Advantage,
•	Lincoln Max 6 SelectSM Advantage;
•	a minimum Annuity Payout:
•	4LATER® Select Advantage,
•	i4LIFE® Advantage with or without the Guaranteed Income Benefit; or
•	a qualified long-term care benefit rider:
•	Lincoln Long-Term CareSM Advantage.
The following Living Benefit Riders are no longer available for purchase:
•	Lincoln Lifetime IncomeSM Advantage 2.0,
•	Lincoln Lifetime IncomeSM Advantage,
•	Lincoln SmartSecurity® Advantage,
•	4LATER® Advantage (Managed Risk), and
•	4LATER® Advantage.
Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. Lincoln Lifetime IncomeSM Advantage 2.0 is described in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. All other unavailable Living Benefit Riders are described in an Appendix to this prospectus.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the contract. These guarantees are subject to certain conditions, as set forth below. There are differences between the riders in the features provided, income rates, and investment options available, as well as the charge structure. The age at which you may begin receiving a benefit from your rider may vary between riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. Riders elected at contract issue will be effective on the contract’s effective date. Riders elected after the contract is issued will be effective on the next Valuation Date following approval by us.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under the contract. The riders do not guarantee the investment results of the funds.
There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time upon advance written notice to you. In addition, we may make different versions of a rider available to new purchasers. You cannot elect more than one Living Benefit Rider or any other payout option offered in your contract at any one time.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated. As of the date of this prospectus, we have such a rider exchange offer in place.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
The current Guaranteed Annual Income rates and Guaranteed Income Benefit percentages available under certain Living Benefit Riders are declared in a prospectus supplement, called a Rate Sheet. The Rate Sheet indicates the current rates and/or current percentages, their effective period, and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates and/or percentages. The rates and/or percentages may change periodically and may be higher or lower than the rates and/or percentages on the previous Rate Sheet.
At least 10 days before the end of the indicated effective period the rates and/or percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate and/or percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. The rates and/or percentages from previous effective periods are included in an Appendix to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	An Enhancement amount added to the Income Base if certain criteria are met, as set forth below;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Guaranteed Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Income Base which are age-based and may increase over time. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up and Enhancement.
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base and Enhancement Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. If you elect this rider at contract issue it will be effective on the contract's effective date. For contracts issued prior to August 26, 2013, if you elect the rider after the contract is issued the rider will be effective on the next Valuation Date following approval by us. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant (as well as the spouse under the joint life option) must be age 85 or younger at the time this rider is elected.
If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (if available). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base and Enhancement Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment plus the amount of any Bonus Credit. If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, any Bonus Credits, Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after February 20, 2018 (April 2, 2018 for existing Contractowners), and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Income Base upon an Enhancement. The Enhancement Base is equal to the Contract Value on the effective date of the rider, increased by subsequent Purchase Payments, any Bonus Credits, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to February 20, 2018 (April 2, 2018 for existing Contractowners) do not have an Enhancement Base.
Neither the Income Base nor the Enhancement Base is available to you as the lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments and any Bonus Credits automatically increase the Income Base (not to exceed the maximum Income Base) and Enhancement Base by the amount of the Purchase Payment and any Bonus Credit. For example, a $10,000 additional Purchase Payment which may receive a 3% Bonus Credit will increase the Income Base and Enhancement Base by $10,300. Any Purchase Payment (including any applicable Bonus Credit) made after the initial Purchase Payment will be added immediately to the Income Base and Enhancement Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments (including any applicable Bonus Credit) made within the first 90 days after the effective date of the rider will be included in the Income Base and Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals reduce the Income Base and Enhancement Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base or Enhancement Base.
Enhancement. You are eligible for an Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary the Income Base will be increased by an Enhancement if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period;
d. the Income Base after the Enhancement amount is added would be greater than the Income Base after the Automatic Annual Step-up; and
e. the Enhancement Base is greater than zero.
For riders elected on and after February 20, 2018 (April 2, 2018 for existing Contractowners), and subject to state availability, the Enhancement equals the Enhancement Base, minus Purchase Payments and any Bonus Credits received in the preceding Benefit Year, multiplied by 6%. For rider elections prior to February 20, 2018 (April 2, 2018 for existing Contractowners), the Enhancement equals the Income Base, minus Purchase Payments and any Bonus Credits received in the preceding Benefit Year, multiplied by 5%. The Enhancement Base and Income Base are not reduced by Purchase Payments and any Bonus Credits received in the first 90 days after the rider effective date.
If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Automatic Annual Step-up to the Income Base occurs, or where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Income Base and assumes that no withdrawals or Bonus Credits have been made.
Initial Purchase Payment = $100,000; Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).

Consider a further additional Purchase Payment on day 95 = $10,000; Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Automatic Annual Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs.
Automatic Annual Step-ups. The Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments and any Bonus Credits made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after an Enhancement (if any).
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in years when a withdrawal has occurred.
If you decline an Automatic Annual Step-up during an Enhancement Period, you will continue to be eligible for an Enhancement through the end of the Enhancement Period as long as you meet the conditions listed above.
Following is an example of how the Automatic Annual Step-ups and the 6% Enhancement impact the Income Base (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Income Base	Enhancement Base	Enhancement amount added to Income Base
At issue	$100,000	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$107,000	$112,000	$100,000	$6,000
3rd Benefit Year anniversary	$115,000	$118,000	$100,000	$6,000
4th Benefit Year anniversary	$128,000	$128,000	$128,000	N/A
5th Benefit Year anniversary	$131,000	$135,680	$128,000	$7,680
On the first Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $112,000 and the Enhancement Base remains at $100,000.
On the third Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $118,000 and the Enhancement Base remains at $100,000.
On the fourth Benefit Year anniversary the Contract Value of $128,000 is higher than the previous Income Base plus the 6% Enhancement ($124,000 = $118,000 + 6% of $100,000), so the Income Base and Enhancement Base are increased to equal the Contract Value of $128,000.
On the fifth Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $7,680 (6% of $128,000) Enhancement amount and the Enhancement Base remains at $128,000.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement impact the Income Base (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Income Base with 5% Enhancement	Income Base
Initial Purchase Payment $50,000	$50,000	N/A	$50,000
1st Benefit Year anniversary	$54,000	$52,500	$54,000
2nd Benefit Year anniversary	$53,900	$56,700	$56,700
3rd Benefit Year anniversary	$56,000	$59,535	$59,535
4th Benefit Year anniversary	$64,000	$62,512	$64,000
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal.
The Guaranteed Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Guaranteed Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Guaranteed Annual Income rates will not change as a result.
The Guaranteed Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rates, the effective period, and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may change periodically and may be higher or lower than the rates on the previous Rate Sheet.
At least ten days before the end of the indicated effective period, the Guaranteed Annual Income rates for the next effective period will be disclosed in a new Rate Sheet. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
During the first Benefit Year, the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base or Enhancement Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base or Enhancement Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The example assumes a 4.50% Guaranteed Annual Income rate and an initial Purchase Payment of $200,000:
Initial Purchase Payment	$200,000
Bonus Credits	$6,000
Income Base on the rider's effective date	$206,000
Initial Guaranteed Annual Income amount on the rider's effective date ($206,000 x 4.50%)	$9,270
Contract Value six months after rider's effective date	$215,000
Income Base six months after rider's effective date	$206,000
Withdrawal six months after rider's effective date	$9,270
Contract Value after withdrawal ($215,000 - $9,270)	$205,370
Income Base after withdrawal ($206,000 - $0)	$206,000
Contract Value on first Benefit Year anniversary	$210,000
Income Base on first Benefit Year anniversary	$210,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($210,000 x 4.50%)	$9,450
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $210,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $9,450 (4.50% x $210,000).
Purchase Payments and any Bonus Credits added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment and applicable Bonus Credits. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,250 (4.50% of $50,000 Income Base), an additional Purchase Payment of $10,000 ($10,300 with the Bonus Credit) increases the Guaranteed Annual Income amount that Benefit Year to $3,015 (=$2,500 + 5% of $10,300). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.
Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by an Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, Enhancement Base, the Guaranteed Annual Income amount, and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,370 reduction in the Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Enhancement Base = $85,000
Guaranteed Annual Income amount = $3,825 (4.50% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Guaranteed Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,825 and the Income Base and Enhancement Base are not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Income Base and Enhancement Base are reduced by 14.553%, the same proportion by which the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Income Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Enhancement Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Guaranteed Annual Income amount = $3,268 (4.50% of $72,630 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base and Enhancement Base are unchanged:
Contract Value = $43,000
Income Base = $72,630
Enhancement Base = $72,630
Guaranteed Annual Income amount = $3,268 (4.50% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Income Base, Enhancement Base, and Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,825 Guaranteed Annual Income amount is not subject to surrender charges; the $8,175 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge. Withdrawals attributed to Bonus Credits are not subject to surrender charges.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph); and
4. This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.

Guaranteed Annual Income Amount Annuity Payout Option. The Guaranteed Annual Income Amount Annuity Payout Option (“GAIAAPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Guaranteed Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the GAIAAPO. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the GAIAAPO.
Contractowners may decide to choose the GAIAAPO over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the GAIAAPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s). The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the GAIAAPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, if available, under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base or Enhancement Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elect their rider on or after January 20, 2015 and prior to February 20, 2018 (April 2, 2018 for existing Contractowners), may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon election of Lincoln Market Select® Advantage; or
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who previously elected either version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	An Enhancement amount added to the Income Base if certain criteria are met, as set forth below;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Guaranteed Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Income Base which are age-based and may increase over time. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up and Enhancement.
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base and Enhancement Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Lincoln Market Select® Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000.
Lincoln Market Select® Advantage is available for election to new Contractowners and to current Contractowners who have previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. If you elect the Lincoln Market Select® Advantage rider at contract issue, it will be effective on the contract's effective date. If you terminate an existing rider to elect Lincoln Market Select® Advantage, your new rider will be effective on the next Valuation Date following approval by us.
If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, or to your registered representative if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage, your current Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market Select® Advantage. Your initial Income Base and Enhancement Base under Lincoln Market Select® Advantage will be equal to the Contract Value on the effective date of the Lincoln Market Select® Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. Lincoln Market Select® Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, it does not offer a Nursing Home Enhancement like Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and electing Lincoln Market Select® Advantage, you should contact your registered representative or call us at the number listed on the first page of this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base and Enhancement Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment plus the amount of any Bonus Credit. If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, any Bonus Credits, Enhancements and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
For rider elections on and after February 20, 2018 (April 2, 2018 for existing Contractowners), and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Income Base upon an Enhancement. The Enhancement Base is equal to the Contract Value on the effective date of the rider, increased by subsequent Purchase Payments, any Bonus Credits, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to February 20, 2018 (April 2, 2018 for existing Contractowners) do not have an Enhancement Base.
Neither the Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments and any Bonus Credit automatically increase the Income Base (not to exceed the maximum Income Base) and Enhancement Base by the amount of the Purchase Payment and any Bonus Credit. For example, a $10,000 additional Purchase Payment which may receive a 3% Bonus Credit will increase the Income Base and Enhancement Base by $10,300. Any Purchase Payments (including any applicable Bonus Credits) made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments (including any applicable Bonus Credits) made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Income Base and Enhancement Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base or Enhancement Base.
Enhancement. You are eligible for an Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary, the Income Base will be increased by an Enhancement if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period;
d. the Income Base after the Enhancement amount is added would be greater than the Income Base after the Automatic Annual Step-up; and
e. the Enhancement Base is greater than zero.
For riders elected on and after February 20, 2018 (April 2, 2018 for existing Contractowners), and subject to state availability, the Enhancement equals the Enhancement Base, minus Purchase Payments and any Bonus Credits received in the preceding Benefit Year, multiplied by 6%. For riders elected prior to February 20, 2018 (April 2, 2018 for existing Contractowners), the Enhancement equals the Income Base, minus Purchase Payments and any Bonus Credits received in the preceding Benefit Year, multiplied by 5%. The Enhancement Base and Income Base are not reduced by Purchase Payments and any Bonus Credits received in the first 90 days after the rider effective date.
If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Automatic Annual Step-up to the Income Base occurs, or where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 6% Enhancement on the Income Base and assumes that no withdrawals or Bonus Credits have been made.
Initial Purchase Payment = $100,000; Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 = $10,000; Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that the Automatic Annual Step-up would provide a higher increase each Benefit Year, and you would never receive a benefit from the Enhancement. The Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. For riders purchased on and after February 20, 2018 (April 2, 2018 for existing Contractowners), and subject to state availability, a new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Rider elections prior to February 20, 2018 (April 2, 2018 for existing Contractowners), and subject to state availability, only have one 10 year Enhancement Period. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
Automatic Annual Step-ups. The Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments and any Bonus Credits made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after an Enhancement (if any).
For riders elected on or after February 20, 2018 (April 2, 2018 for existing Contractowners), each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider
If you decline an Automatic Annual Step-up during an Enhancement Period, you will continue to be eligible for an Enhancement through the end of the Enhancement Period as long as you meet the conditions listed above.
Following is an example of how the Automatic Annual Step-ups and the 6% Enhancement impact the Income Base (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Income Base	Enhancement Base	Enhancement amount added to Income Base
At issue	$100,000	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$107,000	$112,000	$100,000	$6,000
3rd Benefit Year anniversary	$115,000	$118,000	$100,000	$6,000
4th Benefit Year anniversary	$128,000	$128,000	$128,000	N/A
5th Benefit Year anniversary	$131,000	$135,680	$128,000	$7,680

On the first Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $112,000 and the Enhancement Base remains at $100,000.
On the third Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $118,000 and the Enhancement Base remains at $100,000.
On the fourth Benefit Year anniversary the Contract Value of $128,000 is higher than the previous Income Base plus the 6% Enhancement ($124,000 = $118,000 + 6% of $100,000), so the Income Base and Enhancement Base are increased to equal the Contract Value of $128,000.
On the fifth Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $7,680 (6% of $128,000) Enhancement amount and the Enhancement Base remains at $128,000.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancements impact the Income Base (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Income Base with 5% Enhancement	Income Base
Initial Purchase Payment $50,000	$50,000	N/A	$50,000
1st Benefit Year anniversary	$54,000	$52,500	$54,000
2nd Benefit Year anniversary	$53,900	$56,700	$56,700
3rd Benefit Year anniversary	$56,000	$59,535	$59,535
4th Benefit Year anniversary	$64,000	$62,512	$64,000
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). The 5% Enhancement or an Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, an Enhancement (if applicable), additional Purchase Payments, and Excess Withdrawals, as described below.
The Guaranteed Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Guaranteed Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Guaranteed Annual Income rates will not change as a result.
The Guaranteed Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rates, the effective period, and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may change periodically and may be higher or lower than the rates on the previous Rate Sheet.
At least 10 days before the end of the indicated effective period, the Guaranteed Annual Income rates for the next effective period will be disclosed in a new Rate Sheet. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Annual Income rates for previous effective periods are included in an Appendix to this prospectus.

During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base or Enhancement Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base or Enhancement Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The example assumes a 4% Guaranteed Annual Income rate and an initial Purchase Payment of $200,000:
Initial Purchase Payment	$200,000
Bonus Credits	$6,000
Income Base on the rider’s effective date	$206,000
Initial Guaranteed Annual Income amount on the rider’s effective date ($206,000 x 4%)	$8,240
Contract Value six months after rider’s effective date	$215,000
Income Base six months after rider’s effective date	$206,000
Withdrawal six months after rider’s effective date	$8,240
Contract Value after withdrawal ($215,000 - $8,240)	$206,760
Income Base after withdrawal ($206,000 - $0)	$206,000
Contract Value on first Benefit Year anniversary	$210,000
Income Base on the first Benefit Year anniversary	$210,000
Guaranteed Annual Income amount on the first Benefit Year anniversary ($210,000 x 4%)	$8,400
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $210,000. On the first Benefit Year anniversary, the Guaranteed Annual Income amount is $8,400 (4% x $210,000).
Purchase Payments and Bonus Credit added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment and applicable Bonus Credits. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 ($10,300 with the Bonus Credit) increases the Guaranteed Annual Income amount that Benefit Year to $3,015 ($2,500 + 5% of $10,300). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in turn may increase the Guaranteed Annual Income amount.
Enhancement and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:

1.	the Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Enhancement Base, the Guaranteed Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,816 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Enhancement Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base and Enhancement Base are reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,184 ($85,000 x 13.90134% = $11,816; $85,000 - $11,816 = $73,184)
Enhancement Base = $73,184 ($85,000 x 13.90134% = $11,816; $85,000 - $11,816 = $73,184)
Guaranteed Annual Income amount = $3,659 (5% of $73,184 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $73,184
Enhancement Base = $73,184
Guaranteed Annual Income amount = $3,659 (5% x $73,184)
In a declining market, Excess Withdrawals may significantly reduce your Income Base, Enhancement Base, and Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Guaranteed Annual Income amount is not subject to surrender charges: the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge. Withdrawals attributed to Bonus Credits are not subject to surrender charges.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph); and
4.	This contract is not a beneficiary IRA.

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Guaranteed Annual Income Amount Annuity Payout Option. The Guaranteed Annual Income Amount Annuity Payout Option (“GAIAAPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Guaranteed Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage Select Guaranteed Income Benefit, which are based on your Contract Value. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the GAIAAPO. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the GAIAAPO.
Contractowners may decide to choose the GAIAAPO over i4LIFE® Advantage Select Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the GAIAAPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s). The final payment is a one-time lump-sum payment, if the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the GAIAAPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elected their rider prior to February 20, 2018 (April 2, 2018 if elected after the contract issue date), may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base or Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who previously elected Lincoln Market Select® Advantage may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the Annuity

Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Max 6 SelectSM Advantage
Lincoln Max 6 SelectSM Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	An Enhancement amount added to the Income Base if certain criteria are met, as set forth below;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after an Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base and Enhancement Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals will also negatively impact the availability of an Enhancement.
Guaranteed Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Income Base, which are age-based and may increase over time. Your Guaranteed Annual Income payments will be reduced if your Contract Value is reduced to zero. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
You may consider purchasing Lincoln Max 6 SelectSM Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up and Enhancements to the Income Base. However, these guaranteed payments will be reduced if your Contract Value is reduced to zero. Additionally, if you decide to elect i4LIFE® Advantage in the future, your Income Base under Lincoln Max 6 SelectSM Advantage will not carry over to i4LIFE® Advantage. This rider may be more suitable for you than another available Living Benefit Rider if you are willing to exchange higher income payments with potentially lower income in the future if your Contract Value is reduced to zero.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Lincoln Max 6 SelectSM Advantage is available for election only at the time the contract is purchased. If elected, the rider will be effective on the contract's effective date. The initial Purchase Payment must be at least $25,000.
Lincoln Max 6 SelectSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base and Enhancement Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The initial Income Base is equal to the initial Purchase Payment and any Bonus Credits, increased by subsequent Purchase Payments and any Bonus Credits, Automatic Annual Step-ups and 6% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
The Enhancement Base is the value used to calculate the amount that may be added to the Income Base upon an Enhancement. The Enhancement Base is equal to the initial Purchase Payment, increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a 6% Enhancement.
Neither the Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments automatically increase the Income Base and the Enhancement Base by the amount of the Purchase Payment and any Bonus Credits (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment (which may receive a 3% Bonus Credit) will increase the Income Base and Enhancement Base by $10,300. Any Purchase Payment and any Bonus Credit made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments and any Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Income Base and Enhancement Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base or Enhancement Base.
Enhancement. You are eligible for an Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary the Income Base will be increased by an Enhancement if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period;
d. the Income Base after the Enhancement amount is added would be greater than the Income Base after the Automatic Annual Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. The Enhancement Base and the Income Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date.
If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Automatic Annual Step-up to the Income Base occurs, or where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Income Base and assumes that no withdrawals or Bonus Credits have been made.
Initial Purchase Payment = $100,000; Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 = $10,000; Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Automatic Annual Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
An example of the impact of a withdrawal on the 6% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs.
Automatic Annual Step-ups. The Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and

b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after an Enhancement (if any).
The Automatic Annual Step-up is available even when a withdrawal has occurred.
Each time the Automatic Annual Step-up occurs a new Enhancement Period Starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If you decline an Automatic Annual Step-up during an Enhancement Period, you will continue to be eligible for the 6% Enhancement through the end of the Enhancement Period as long as you meet the conditions listed above.
Following is an example of how the Automatic Annual Step-ups and the 6% Enhancement impact the Income Base (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Income Base	Enhancement Base	Enhancement amount added to Income Base
At issue	$100,000	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$107,000	$112,000	$100,000	$6,000
3rd Benefit Year anniversary	$115,000	$118,000	$100,000	$6,000
4th Benefit Year anniversary	$128,000	$128,000	$128,000	N/A
5th Benefit Year anniversary	$131,000	$135,680	$128,000	$7,680
On the first Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $112,000 and the Enhancement Base remains at $100,000.
On the third Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $118,000 and the Enhancement Base remains at $100,000.
On the fourth Benefit Year anniversary the Contract Value of $128,000 is higher than the previous Income Base plus the 6% Enhancement ($124,000 = $118,000 + 6% of $100,000), so the Income Base and Enhancement Base are increased to equal the Contract Value of $128,000.
On the fifth Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $7,680 (6% of $128,000) Enhancement amount and the Enhancement Base remains at $128,000.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option), but will be reduced if your Contract Value is reduced to zero. Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected, and whether or not your Contract Value has been reduced to zero. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, 6% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below. Additionally, the Guaranteed Annual Income amount will be reduced if the Contract Value reaches zero.
The Guaranteed Annual Income rate will be based on your age as of the date the first withdrawal on or after age 55 (based on the age of the younger of you or your spouse for the joint life option). Thereafter, the Guaranteed Annual Income rate will only increase upon an Automatic Annual Step-up, and will decrease once the Contract Value is reduced to zero.
The Guaranteed Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Guaranteed Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Guaranteed Annual Income rates will not change as a result.

The Guaranteed Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rates, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with those rates. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet. The rates will not change more frequently than monthly.
At least ten days before the end of the indicated effective period, the Guaranteed Annual Income rate for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. Current Rate sheets will be included with the prospectus. You can also obtain the most current Rate Sheet information by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary, as adjusted for additional Purchase Payments, Automatic Annual Step-ups, 6% Enhancements, and subsequent Excess Withdrawals. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year. The Guaranteed Annual Income rate will be lower if your Contract Value is reduced to zero, which will result in a reduced Guaranteed Annual Income amount.
Guaranteed Annual Income payments are not available until you have reached age 55 (the younger of you or your spouse under the joint life option). If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Guaranteed Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Guaranteed Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Guaranteed Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Guaranteed Annual Income amount based on Table B of the Rate Sheet, the difference is payable for the remainder of that Benefit Year. Otherwise, you will not be able to receive further Guaranteed Annual Income payments until the next Benefit Year anniversary. Withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base or Enhancement Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Guaranteed Annual Income rate and an initial Purchase Payment of $200,000 on the rider’s effective date:
Initial Purchase Payment	$200,000
Bonus Credits	$6,000
Income Base and Enhancement Base on the rider’s effective date	$206,000
Initial Guaranteed Annual Income amount on the rider’s effective date ($206,000 x 5%)	$10,300
Contract Value six months after rider’s effective date	$217,000
Income Base and Enhancement Base six months after rider’s effective date	$206,000
Withdrawal six months after rider’s effective date	$10,300
Contract Value after withdrawal ($217,000 - $10,300)	$206,700
Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$210,000
Income Base and Enhancement Base on first Benefit Year anniversary	$210,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($210,000 x 5%)	$10,500

Since there was a withdrawal during the first year, the 6% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $210,000. On the first Benefit Year anniversary, the Guaranteed Annual Income amount is $10,500 (5% x $210,000).
Purchase Payments and any Bonus Credits added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment and any Bonus Credit. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,300 increases the Guaranteed Annual Income amount that Benefit Year to $3,015 ($2,500 + 5% of $10,300). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base and the Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Guaranteed Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Income Base, Enhancement Base, the Guaranteed Annual Income amount, and the Contract Value under Lincoln Max 6 SelectSM Advantage. The example assumes that the Contractowner makes a $12,000 withdrawal which causes an $11,816 reduction in the Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Enhancement Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base and Enhancement Base are reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,184 ($85,000 x 13.90134% = $11,816; $85,000 - $11,816 = $73,184)
Enhancement Base = $73,184 ($85,000 x 13.90134% = $11,816; $85,000 - $11,816 = $73,184)
Guaranteed Annual Income amount = $3,659 (5% of $73,184 Income Base)
On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $73,184
Guaranteed Annual Income amount = $3,659 (5% x $73,184)
Enhancement Base = $73,184
In a declining market, Excess Withdrawals may significantly reduce your Income Base, Enhancement Base, and Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Guaranteed Annual Income amount is not subject to surrender charges; the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Guaranteed Annual Income Amount Annuity Payout Option. The Guaranteed Annual Income Amount Annuity Payout Option (“GAIAAPO”) is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annuity payments equal to the Income Base multiplied by the applicable Guaranteed Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the maturity date of the contract, and you have remaining Contract Value, you have the option of electing the GAIAAPO. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the GAIAAPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the GAIAAPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s). The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the GAIAAPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Max 6 SelectSM Advantage has no provision for a payout of the Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Max 6 SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Max 6 SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Termination. Prior to the fifth Benefit Year anniversary, the Contractowner may decide to terminate the rider to elect i4LIFE® Advantage. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Max 6 SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base or to the Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time, except i4LIFE® Advantage.
4LATER® Select Advantage
4LATER® Select Advantage is a Living Benefit Rider available for purchase that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage.
The Contractowner, Annuitant or Secondary Life may not be changed while the rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. 4LATER® Select Advantage is available for election to new Contractowners and to current Contractowners who have previously purchased the 4LATER® Advantage (Managed Risk) rider. If you elect the 4LATER® Select Advantage rider at contract issue, it will be effective on the contract's effective date. If you terminate an existing rider to elect 4LATER® Select Advantage, your new rider will be effective on the next Valuation Date following approval by us. To elect 4LATER® Select Advantage, the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000.
4LATER® Select Advantage is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse.
If 4LATER® Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate the existing rider and elect 4LATER® Select Advantage, we are currently waiving the five-year waiting period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charge will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing 4LATER® Advantage (Managed Risk) rider and elect 4LATER® Select Advantage.
Before electing 4LATER® Select Advantage, you must first terminate your existing rider, and you will no longer be entitled to any of the benefits that have accrued under that rider. You cannot transfer your current Income Base or Enhancement Base over to 4LATER® Select Advantage. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by 4LATER® Select Advantage before making your decision.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base and Enhancement Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. The initial Income Base varies based on when you elect the rider. If you elect 4LATER® Select Advantage at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment and Bonus Credits. If you elect the rider after you purchase the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

For rider elections on and after June 11, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Income Base upon Enhancement. The Enhancement Base is equal to the Contract Value on the effective date of the rider, increased by subsequent Purchase Payments, any Bonus Credits, and Automatic Annual Step-ups, and decreased by withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to June 11, 2018 do not have an Enhancement Base.
The Income Base and Enhancement Base are not available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments and any Bonus Credits automatically increase the Income Base (not to exceed the maximum Income Base) and Enhancement Base by the amount of the Purchase Payments and any Bonus Credit. For example, an additional Purchase Payment of $10,000 which may receive a 3% Bonus Credit, will increase the Income Base and Enhancement Base by $10,300. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and Enhancement Base, but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments and any Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Income Base and Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base and Enhancement Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base and Enhancement Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base, Enhancement Base, and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
Enhancement Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base and Enhancement Base are also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
Enhancement Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base and Enhancement Base, and as a result will reduce your future Guaranteed Income Benefit. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Enhancement. You are eligible for an Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary the Income Base will be increased by an Enhancement if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period;
d. the Income Base after the Enhancement amount is added would be greater than the Income Base after the Automatic Annual Step-up; and
e. the Enhancement Base is greater than zero.
For riders elected on and after June 11, 2018 and subject to state availability, the Enhancement equals the Enhancement Base, minus the Purchase Payments and any Bonus Credits received in the preceding Benefit Year, multiplied by 6%. For rider elections prior to June 11, 2018, the Enhancement equals the Income Base, minus Purchase Payments and any Bonus Credits received in the preceding Benefit Year, multiplied by 5%. The Enhancement Base and Income Base are not reduced by Purchase Payments and any Bonus Credits received in the first 90 day after the rider effective date.
If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.

Note: The Enhancement is not available on any Benefit Year anniversary if an Automatic Annual Step-up to the Income Base occurs, or where there has been a withdrawal of Contract Value in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Income Base and assumes that no withdrawals or Bonus Credits have been made.
Initial Purchase Payment = $100,000; Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 = $10,000; Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Automatic Annual Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
Enhancement Period. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. For riders purchased on and after June 11, 2018 and subject to state availability, a new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Riders purchased prior to June 11, 2018 only have one 10-year Enhancement Period.
Automatic Annual Step-up. The Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments and any Bonus Credits made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after an Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
For riders elected on or after June 11, 2018 and subject to state availability, each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in years when a withdrawal has occurred.
If you decline an Automatic Annual Step-up during an Enhancement Period, you will continue to be eligible for an Enhancement through the end of the original Enhancement Period as long as you meet the conditions listed above.
Following is an example of how the Automatic Annual Step-ups and the 6% Enhancements impact the Income Base (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Income Base	Enhancement Base	Enhancement amount added to Income Base
At issue	$100,000	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$107,000	$112,000	$100,000	$6,000
3rd Benefit Year anniversary	$115,000	$118,000	$100,000	$6,000
4th Benefit Year anniversary	$128,000	$128,000	$128,000	N/A
5th Benefit Year anniversary	$131,000	$135,680	$128,000	$7,680
On the first Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.

On the second Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $112,000 and the Enhancement Base remains at $100,000.
On the third Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $118,000 and the Enhancement Base remains at $100,000.
On the fourth Benefit Year anniversary the Contract Value is higher than the previous Income Base plus the 6% Enhancement (6% of the Enhancement Base), so the Income Base and Enhancement Base are increased to equal the Contract Value of $128,000.
On the fifth Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Income Base to a higher amount, the Income Base is increased by the $7,680 (6% of $128,000) Enhancement amount and the Enhancement Base remains at $128,000.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement impact the Income Base (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Income Base with 5% Enhancement	Income Base
Initial Purchase Payment $50,000	$50,000	N/A	$50,000
1st Benefit Year anniversary	$54,000	$52,500	$54,000
2nd Benefit Year anniversary	$53,900	$56,700	$56,700
3rd Benefit Year anniversary	$56,000	$59,535	$59,535
4th Benefit Year anniversary	$64,000	$62,512	$64,000
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).
Death Prior to the Annuity Commencement Date. 4LATER® Select Advantage has no provision for a payout of the Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER® Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Select Advantage rider will continue. Upon the second death of either the Annuitant or Secondary Life, the rider will terminate.
Upon the death of the Contractowner, this rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Select Advantage will automatically terminate:
•	on the Annuity Commencement Date;
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the second death of either the Annuitant or Secondary Life;
•	when the Income Base is reduced to zero due to withdrawals;
•	the last day that you can elect i4LIFE® Advantage (age 95); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Select Guaranteed Income Benefit option. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage. This transition must be made prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods; an Access Period and a Lifetime Income Period, which are discussed in further detail below. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The Guaranteed Income Benefit is described in further detail below.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to the terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form. Additionally, certain Living Benefit Riders allow a transition from that rider to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below. If you intend to use the Income Base or the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® Advantage and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability in the SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage and Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage with or without the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts

	Minimum Access Period	Maximum Access Period
Select Guaranteed Income Benefit Guaranteed Income Benefit (Managed Risk)	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections on or after May 21, 2012	Longer of 20 years or the difference between your age (nearest birthday) and age 100	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections prior to May 21, 2012	Longer of 20 years of the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 2 and 3)	Longer of 15 years or the difference between your age (nearest birthday) and age 85	To age 115 for nonqualified contracts; to age 100 for qualified contracts
The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. For versions 1, 2, and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion of the reduction in the Regular Income Payment. This reduction of the i4LIFE® Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk, or Guaranteed Income Benefit (version 4). If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the first Valuation Date of the first periodic income payment of each calendar year. Contracts that elect Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk), or Guaranteed Income Benefit (version 4) are only recalculated once a year. For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.

AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. A 3% AIR will be used to calculate the Regular Income Payments under Select Guaranteed Income Benefit; a 4% AIR will be used to calculate the Regular Income Payments under all other versions of Guaranteed Income Benefit.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:

•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. Two versions of i4LIFE®Advantage Guaranteed Income Benefit are currently available – i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that Prior Rider to a version of i4LIFE® Advantage Guaranteed Income Benefit that may no longer be offered. The transitions rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk), and Guaranteed Income Benefit (version 4), the Guaranteed Income Benefit will be based on A, or, if transitioning from a Prior Rider, the greater of A and B:
A.	the Account Value immediately prior to electing Guaranteed Income Benefit; or
B.	the Income Base under the Prior Rider (or the Guaranteed Amount under Lincoln SmartSecurity® Advantage) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date if no step-ups have occurred).
The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the above, based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how the Guaranteed Amount or the Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.

Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet.
The Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet at least 10 days before the end of the indicated effective period. Your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). The specified percentages and the corresponding age-bands for calculating the Guaranteed Income Benefit under Guaranteed Income Benefit (version 4) are outlined in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under a Prior Rider.
Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:

i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-up
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4). The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2016 Amount of initial Regular Income Payment	$4,801
8/1/2016 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2016 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2017 Recalculated Regular Income Payment	$6,000
8/1/2017 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). The Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), the Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.
i4LIFE® Advantage Guaranteed Income Benefit Transitions
Certain Living Benefit Riders (“Prior Rider”) allow you to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit.
If your Prior Rider is...	you will transition to…
Lincoln Market Select® Advantage 4LATER® Select Advantage	Select Guaranteed Income Benefit
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Guaranteed Income Benefit (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0	Guaranteed Income Benefit (version 4)
The following discussion applies to all of these transitions.

If you have elected one of the Prior Riders listed above, you are guaranteed the right to transition to the applicable version of the Guaranteed Income Benefit even if that version is no longer available for purchase. You are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time you purchased your Prior Rider. The Investment Requirements under your Prior Rider continue to apply after you transition to the Guaranteed Income Benefit. See The Contracts – Investment Requirements for a description of these investment requirements. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount, as applicable), based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Your decision to transition to the Guaranteed Income Benefit must be made prior to the Annuity Commencement Date, and by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 (purchased prior to April 2, 2012), or 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you have the single life option under your Prior Rider, you must transition to the single life option under i4LIFE® Advantage Guaranteed Income Benefit; joint life option must transition to the joint life option. The minimum Access Period requirements may vary based on which Prior Rider you elected, and are specifically listed in the chart below.
While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under a Prior Rider to calculate the Guaranteed Income Benefit as set forth below:
Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85
Purchasers of Lincoln Market Select® Advantage Purchasers of 4LATER® Select Advantage	Longer of 20 years or the difference between your age and age 90	N/A

When deciding whether to transition from your Prior Rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your spouse under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts from your Prior Rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your Prior Rider, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Prior Rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account

Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to the end of the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to the end of the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
i4LIFE® Advantage will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination of i4LIFE® Advantage Guaranteed Income Benefit due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Lincoln Long-Term CareSM Advantage
The Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider”) provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments (“Long-Term Care Benefits” or “LTC Benefits”) in the event: (1) you are “Chronically Ill,” which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider (“Long-Term Care Services”). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.
If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.
The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts – Investment Requirements. There is no guarantee that the LTC Rider will be available in the future, as we reserve the right to discontinue the benefit at any time. In addition, we may make different versions of the LTC Rider available.
The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you. This rider is not available for Design 3 contracts.
Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
•	you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis and without any surrender charges;
•	for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
•	for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
•	for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
•	you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
•	you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).
Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
•	You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains, if any, are deemed to be withdrawn first), and if taken before age 59½, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
•	You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
•	We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts – Living Benefit Riders.
•	You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.
How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the fifth contract anniversary.
Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need (“Plan of Care”). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the “deductible period”). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.
How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.
Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.
What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The initial Extension Benefit is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called “Excess Withdrawals.” The Extension Benefit is also reduced by Excess Withdrawals.
•	Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account. In some states the Acceleration Benefit is referred to as the Accumulation Long-Term Care Benefit.
•	Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the initial Acceleration Benefit. The Extension Benefit is not affected by investment results.
•	Growth Benefit: If you are interested in potentially being able to “lock in” any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. Automatic step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that reduce your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.
When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum. See Maximum Monthly Level Benefit. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits – Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.
The Acceleration Benefit will be paid monthly over a period of time known as the “Acceleration Benefit Duration.” The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the “Extension Benefit Duration.” The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.
On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the fifth contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).
How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as “Conforming Withdrawals.” However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an “Excess Withdrawal.” This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.
Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.
To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.
If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.
Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make

Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.
What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the “LTC Charge”). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual charge rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions – Rider Charges – Long-Term CareSM Advantage Charges.
Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.
What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the “Contingent Nonforfeiture Benefit,” provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit if elected. You may also choose to add an enhanced nonforfeiture benefit, called the “Optional Nonforfeiture Benefit,” for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month’s maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider’s termination. Termination of the LTC Rider does not automatically terminate the underlying contract.
What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
•	You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
•	Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the fifth contract anniversary to receive LTC Benefits.
•	You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
•	Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without reducing your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
•	You must wait at least one year before you can take LTC Benefit payments.
•	If you take LTC Benefit payments before the fifth contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the fifth contract anniversary.
•	Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
•	Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
•	If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims-paying ability of Lincoln Life, and will not participate in any market performance.
•	If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.
•	The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge rates are not subject to a maximum, and may increase significantly (subject to state approval).

•	LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.
Eligibility to Purchase the LTC Rider
Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
•	The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
•	LTC Benefits are payable to the person insured under the LTC Rider (the “Covered Life”). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
•	The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson’s Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer’s/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
•	You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.
Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.
Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired). Check with your registered representative regarding state specific requirements in California and Maryland.
Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in California and South Dakota), and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.
Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider.
Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts – Investment Requirements.
Eligibility to Receive LTC Benefit Payments
Establishing Initial Eligibility for LTC Benefits
You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:
PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:	You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.
Step 2:	Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.
Step 3:	You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.
Step 4:	We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.
Step 5:	You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:	You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.
Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living (“ADLs”) for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
•	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
•	Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.
The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.
A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

The six Activities of Daily Living are:
1.	Bathing – the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.	Continence – the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3.	Dressing – the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.	Eating – the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5.	Toileting – the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6.	Transferring – the ability to move oneself into or out of a bed, chair or wheelchair.
Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.
Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
•	alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
•	care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia
•	treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
•	treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
•	services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
•	services or care provided to you outside the United States
•	all care and support services that are provided by immediate members of your family, whether paid or unpaid.
Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.
Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.
Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount. See General Provisions – Federal Taxation.
Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state in which the LTC Rider is issued) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.
Establishing Continued Eligibility for LTC Benefits
Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

Every Three Months:	You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three-month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after the three-month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 800-487-1485.
Every Year:	At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 800-487-1485.
Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.
Verification of Continued Eligibility
At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
•	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
•	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
•	requiring proof that you have received the prescribed care or support services.
If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.
Overpayment of LTC Benefits
If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within 60 days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.
Determining LTC Benefits
General Summary of LTC Benefits
Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.
Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

•	You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
•	You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
•	You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the third contract anniversary.
•	Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.
Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.
As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The Extension Benefit at issue of the LTC Rider is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount is also important as it affects the charges you pay for the LTC Rider. See “LTC Charges” for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.
Acceleration Benefit
•	First payments made under the LTC Rider
•	Deducted from your Contract Value
•	Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
•	If the Contract Value is reduced to zero, benefits are paid by us from our general account
•	Not affected by investment results
•	No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge
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Extension Benefit
•	Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
•	Paid by us from our general account
•	Equals double the Acceleration Benefit as of the 90th day after the contract date
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the Extension Benefit
•	Not affected by investment results
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Growth Benefit
•	May be purchased for an additional cost
•	Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
•	Payments made in addition to Acceleration Benefit and Extension Benefit payments
•	Deducted from your Contract Value
•	Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance

Growth Benefit
•	Payments reduce the LTC Guaranteed Amount and Growth Benefit
•	If the Contract Value is reduced to zero, LTC benefits are paid by us from our general account
•	Each annual step-up is not affected by subsequent investment results
•	No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge
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Withdrawals
•	Permitted any time in addition to LTC Benefit payments
•	Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
•	The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
•	If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
•	Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
•	Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)
Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.
Acceleration Benefit Payments
Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits – Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase Payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration Benefit.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims-paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.
Extension Benefit Payments
Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Extension Benefit Duration = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

Extension Benefit = twice the initial Acceleration Benefit (Purchase Payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this discussion), less Extension Benefit payments.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.

Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to the 90th day after the contract date.
Initial Purchase Payment January 1 (contract date equals January 1):	$100,000
Contract Value January 1:	$100,000
LTC Guaranteed Amount January 1 (equals initial Purchase Payment):	$100,000
Acceleration Benefit January 1 (equals LTC Guaranteed Amount):	$100,000
Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):	$200,000
Contract Value February 1 prior to subsequent Purchase Payment:	$110,000
Subsequent Purchase Payment received February 1:	$100,000
LTC Guaranteed Amount after subsequent Purchase Payment
($100,000 LTC Guaranteed Amount + $100,000 subsequent Purchase Payment made within 90 days of contract date):	$200,000
Acceleration Benefit after subsequent Purchase Payment:	$200,000
Extension Benefit after subsequent Purchase Payment
(2 x $200,000 Acceleration Benefit):	$400,000
Contract Value after additional Purchase Payment:	$210,000
Maximum Monthly Level Benefit
The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the fifth contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to fifth contract anniversary. If you receive LTC Benefit payments prior to the fifth contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.
Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the fifth contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.
IMPORTANT NOTE:
We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. After the fifth contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (which means you will have a shorter period of time to access the money we pay from our general account during the Extension Benefit period). This discussion assumes that you do not begin taking LTC Benefit payments until after the fifth contract anniversary. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See “Determining LTC Benefits – Electing to Receive LTC Benefits Before the Fifth Contract Anniversary.”
Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a “nursing home” or are receiving “hospice care” (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly Level Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly Level Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly Level Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month.

*	Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.
The Maximum Monthly Level Benefit amount will not change after the fifth contract anniversary unless you make an Excess Withdrawal (as described below). If, after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the fifth Contract Year. Assume LTC Benefit payments begin after the fifth contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
On fifth contract anniversary:
Acceleration Benefit:	$100,000
Acceleration Benefit Duration:	24 months
Extension Benefit:	$200,000
Extension Benefit Duration:	48 months
Maximum Monthly Level Benefit ($100,000/24):	$4,166.67
Monthly LTC Benefit payment (50% of $4,166.67):	$2,083.33
On the sixth contract anniversary:

Remaining Acceleration Benefit:
($100,000 – LTC Benefit payments of $25,000 ($2,083.33 x 12))	$75,000
Remaining Acceleration Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit): ($75,000 / $2,083.33)	36 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($75,000 / $4,166.67)	18 months
Remaining Extension Benefit:	$200,000
Remaining Extension Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit each year): ($200,000 / $2,083.33)	96 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($200,000 / $4,166.67)	48 months
Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.
During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.
Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.
In all cases, you should also consider the limits imposed under IRS rules. See General Provisions – Federal Taxation below.
Growth Benefit Option
At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.
Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).
Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to automatic step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the automatic step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.

Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract Value as of the contract anniversary if:
•	The Covered Life is still living and under age 76;
•	The Contract Value on that contract anniversary is greater than the LTC Guaranteed Amount; and
•	The maximum LTC Guaranteed Amount limit has never been reached.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount “stepped up” that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the automatic step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the automatic step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.
You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.
Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further automatic step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.
Example: Following is an example of how the automatic step-ups will work through the first three contract anniversaries (assuming no withdrawals).
Total Purchase Payments added to the contract as of 90th day after the contract date:	$200,000
LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase Payments made into the contract:	$200,000
Acceleration Benefit as of 90th day after the contract date:	$200,000
Total Contract Value on first contract anniversary reflecting investment gain:	$225,000
New LTC Guaranteed Amount on first contract anniversary:
(LTC Guaranteed Amount steps up since $225,000 is greater than LTC Guaranteed Amount of $200,000)	$225,000
Growth Benefit on first contract anniversary
($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 25,000
Total Contract Value on second contract anniversary reflecting investment loss from previous contract anniversary
($225,000 LTC Guaranteed Amount does not change as the Contract Value of $218,000 is less; $25,000 Growth Benefit does not change):	$218,000
Total Contract Value on third contract anniversary reflecting investment gain from previous contract anniversary:	$240,000
New LTC Guaranteed Amount on third contract anniversary
(LTC Guaranteed Amount steps up as $240,000 is greater than LTC Guaranteed Amount of $225,000):	$240,000
Growth Benefit on third contract anniversary
($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 40,000
You may choose to irrevocably terminate the automatic step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate automatic step-ups after the fifth contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the automatic step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions – Rider Charges – Long-Term CareSM Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life.
Maximum Monthly Growth Benefit
The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.
Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.
The Maximum Monthly Growth Benefit amount = [i ÷ ((ii + iii) ÷ iv)] where:
(i)	equals the Growth Benefit on the contract anniversary;
(ii)	equals any remaining Acceleration Benefit on the contract anniversary;
(iii)	equals any remaining Extension Benefit on the contract anniversary; and
(iv)	equals the Maximum Monthly Level Benefit amount on the contract anniversary.
When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.
Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount
Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly LTC Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly LTC Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly LTC Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly LTC Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly LTC Benefit amount the following month.

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly LTC Benefit amount for assisted living services.
Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract Value from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract date.
Acceleration Benefit on fifth contract anniversary:	$100,000

Extension Benefit on fifth contract anniversary:	$200,000
Contract Value on fifth contract anniversary:	$120,000
LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of $120,000:	$120,000
Growth Benefit
($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):	$20,000
Maximum Monthly Level Benefit
($100,000 ÷ 24 months of Acceleration Benefit Duration left):	$4,166.67
Maximum Monthly Growth Benefit
[$20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷ $4,166.67 Maximum Monthly Level Benefit)]:	$277.78
Maximum Monthly LTC Benefit ($4,166.67 + $277.78):	$4,444.45
Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.
Example: Continuing the prior example if, during the first six months of the Contract Year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current Contract Year.
Electing to Receive LTC Benefits Before the Fifth Contract Anniversary
As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the fifth contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the fifth contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.
When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the fifth contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.
The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the fifth contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.
LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1*	84 months	168 months	252 months
2	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months

LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
5	36 months	72 months	108 months
6+	24 months	48 months	72 months
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period.
When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the fifth contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.
Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the fifth contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.
Maximum Monthly Level Benefit (annualized) based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration Benefit	1*
	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,000
	6	$16,667	$20,000	$25,000	$33,000	$50,000
	7	$16,667	$20,000	$25,000	$33,000	$50,000
Extension Benefits	8	$16,667	$20,000	$25,000	$33,000	$50,000
	9	$16,667	$20,000	$25,000	$33,000	$50,000
	10	$16,667	$20,000	$25,000	$33,000	$50,000
	11	$16,667	$20,000	$25,000	$33,000	$50,000
	12	$16,667	$20,000	$25,000	$33,000
	13	$16,667	$20,000	$25,000	$33,000
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period. For illustrative purposes, this chart does not include satisfaction of the deductible period.

Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the third Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
LTC Guaranteed Amount as of second contract anniversary:	$100,000

Acceleration Benefit (equals LTC Guaranteed Amount):	$100,000
Extension Benefit (2 x Acceleration Benefit):	$200,000
Acceleration Benefit Duration (from LTC Benefit Duration chart):	60 months
Maximum Monthly Level Benefit
($100,000 Acceleration Benefit ÷ 60 months):	$1,666.67 or $20,000 per year
Extension Benefit Duration (from LTC Benefit Duration chart):	120 months
By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third Contract Year) of the available annual amount of $20,000.
LTC Guaranteed Amount as of the third contract anniversary
($100,000 - $10,000 LTC Benefit payment in prior Contract Year):	$90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):	$90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):	$200,000
Acceleration Benefit Duration:	48 months
Maximum Monthly Level Benefit
($90,000 Acceleration Benefit ÷ 48 months):	$1,875.00 or $22,500 per year
Extension Benefit Duration
($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):	107 months
The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.
On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Withdrawals
You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions is applicable. See The Contracts - Surrenders and Withdrawals and Charges and Other Deductions - Surrender Charge. All withdrawals, whether Conforming or Excess, will be applied against the contract’s free withdrawal provision. See General Provisions - Contract Free Withdrawal Provision for additional information.
Conforming Withdrawals
If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, the Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.
Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)	equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)	equals all prior withdrawals in that Contract Year.
Excess Withdrawals
Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected.
More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
•	Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 – the Reduction Percentage due to Excess Withdrawal).
•	The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal ÷ Contract Value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.
Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.
Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
LTC Guaranteed Amount:	$320,000
Acceleration Benefit:	$120,000
Extension Benefit:	$240,000
Maximum Monthly Level Benefit:	$5,000
Growth Benefit:	$200,000
Maximum Monthly Growth Benefit:	$2,778
Excess Withdrawal from Contract Value:	$4,000
Contract Value immediately prior to Excess Withdrawal:	$85,000
Reduction Percentage due to Excess Withdrawal
[$4,000 Excess Withdrawal ÷ $85,000 Contract Value]:	4.71%
LTC Guaranteed Amount after Excess Withdrawal
[$320,000 LTC Guaranteed Amount x (1-4.71%)]:	$304,928

Extension Benefit after Excess Withdrawal
[$240,000 x (1-4.71%)]:	$228,696
Maximum Monthly Level Benefit after Excess Withdrawal
[$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:	$4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:	$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
[$2,778 Maximum Monthly Growth Benefit x (1-4.71%)]:	$2,647
LTC Fixed Account
The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.
On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the “Establishing Benefit Eligibility” section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.
On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.
If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts – Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.
Termination
Termination Events
The LTC Rider will terminate under any of the following circumstances:
•	termination of the contract;
•	upon written request to terminate the LTC Rider after the third contract anniversary (you may not request to terminate the LTC Rider prior to the third contract anniversary);
•	you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE® Advantage (with or without the Guaranteed Income Benefit);
•	on the date the Contractowner is changed due to death or divorce;
•	upon the death of the Covered Life;
•	45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
•	an Excess Withdrawal reduces the Contract Value to zero;
•	all LTC Benefits are reduced to zero;
•	you terminate the LTC Rider under either Nonforfeiture Benefit provision;
•	within the first six months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider;

•	after the first six months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider; or
•	after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.
Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.
Nonforfeiture Benefit
The LTC Rider provides a nonforfeiture benefit (“Nonforfeiture Benefit”) if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
•	There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
•	You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is “enhanced” because you may terminate the LTC Rider for any reason after three years, rather than just if there is a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the “Nonforfeiture Benefit Amount”) the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
•	one month’s Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.
In the state of California, the Nonforfeiture Benefit amount is the greater of:
•	the Maximum Monthly Level Benefit in effect on the date the Contractowner fully surrendered or annuitized the contract, multiplied by either;
•	1, if the contract is fully surrendered or annuitized prior to the tenth rider date anniversary; or
•	2, if the contract is fully surrendered or annuitized on or after the tenth rider date anniversary.
•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the Contractowner fully surrendered or annuitized the contract.
Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary (after the third anniversary in the state of Texas) and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.
Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.
Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
•	the sum of the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, has increased by more than a specified percentage over the initial charge; and
•	you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, is increased.
The specified percentage of change to the sum of the Extension Benefit Charge rate and/or the Optional Nonforfeiture Benefit Charge rate that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:

Age on Contract Date	Percent Over Initial Charge	Age	Percent Over Initial Charge
45 – 49	130%	66	48%
50 – 54	110%	67	46%
55 – 59	90%	68	44%
60	70%	69	42%
61	66%	70	40%
62	62%	71	38%
63	58%	72	36%
64	54%	73	34%
65	50%	74	32%
Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
•	you surrender the contract at least three years after the contract date; or
•	you submit a written request to terminate the LTC Rider at least three years after the contract date; or
•	you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the contract date.
If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.
General Provisions
Death Benefits
The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the “Death Benefit” section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner’s death.
The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts – Death Benefits.
Contract Free Withdrawal Provision All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract’s free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other Deductions – Surrender Charge for additional information on the free amount.
Investment Requirements
By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts – Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.
Federal Taxation
Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.
Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner’s basis in the contract. These payments may also reduce the basis in your annuity contract.
If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.
If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $360.00 per day or $131,400 annually for 2018), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.
Maturity Date
When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant’s 99th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.
If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 99), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.
If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.
If LTC Benefit payments end after you reach age 99 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 99 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.
Any LTC Benefit paid after age 99 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.
Misstatement of Age or Sex
If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.
LTC Rider Return Privilege
You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.
If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract’s free-look period, any applicable surrender charges will be deducted from the Contract Value.
Monthly Statements
In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions – Death Benefits for a description of the impact of the LTC Rider on Death Benefits.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage or Lincoln Max 6 SelectSM Advantage may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less any surrender charges on Purchase Payments made within twelve months of annuitization and any applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment and its corresponding Bonus Credit, if applicable, allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment and its corresponding Bonus Credit, if applicable, will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable surrender charges, account fees and premium taxes.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.

Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage, or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited Bonus Credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No Bonus Credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of Purchase Payments, plus 0.30% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so as long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 1.05% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2017 is contained in the Statement of Additional Information (SAI).
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the materials feature of the contract. Questions about your contract should be directed to us at 1-800-942-5500.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Bonus Credits,, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges
The Lincoln Long-Term CareSM Advantage rider (“LTC Rider”) is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits
If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,

•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)

•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.

Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, 1300 South Clinton Street, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus for Design 3 contracts only, mortality and expense risk charges and administrative charges proportionately attributable to any applicable Bonus Credits, less any applicable Bonus Credits paid into the contract by us. In addition, for Design 3 contracts only, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to any applicable Bonus Credits. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding any applicable Bonus Credits during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or the Contract Value as of the Valuation Date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Special Arrangements
At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
American Legacy® Design
Lincoln National Variable Annuity Account H

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy® Design).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

(This page intentionally left blank)

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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
Design 1
	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2008	11.088	7.692	3	11.118	7.728	82	11.156	7.774	921	11.164	7.783	51
2009	7.692	9.385	3	7.728	9.448	223	7.774	9.528	1,217	7.783	9.544	80
2010	9.385	10.391	3	9.448	10.482	297	9.528	10.597	1,362	9.544	10.620	90
2011	10.391	10.359	2	10.482	10.471	307	10.597	10.612	1,454	10.620	10.640	86
2012	10.359	11.845	1*	10.471	11.997	237	10.612	12.189	1,441	10.640	12.228	107
2013	11.845	14.419	1*	11.997	14.633	240	12.189	14.904	1,255	12.228	14.959	97
2014	N/A	N/A	N/A	14.633	15.208	248	14.904	15.529	1163	14.959	15.594	107
2015	N/A	N/A	N/A	15.208	15.206	250	15.529	15.566	1229	15.594	15.639	92
2016	N/A	N/A	N/A	15.206	16.406	242	15.566	16.836	1384	15.639	16.924	74
2017	16.777	18.380	1*	16.406	18.803	189	16.836	19.345	1202	16.924	19.455	71
American Funds Asset Allocation Fund - Class 4
2017	N/A	N/A	N/A	11.312	11.700	1*	10.396	11.734	101	11.543	11.741	1*
American Funds Blue Chip Income and Growth Fund - Class 2
2008	11.023	6.888	6	11.053	6.920	231	11.091	6.961	685	11.098	6.970	161
2009	6.888	8.674	10	6.920	8.733	482	6.961	8.806	1,571	6.970	8.821	183
2010	8.674	9.589	13	8.733	9.673	596	8.806	9.779	2,022	8.821	9.800	174
2011	9.589	9.351	13	9.673	9.452	625	9.779	9.580	2,045	9.800	9.606	175
2012	9.351	10.481	13	9.452	10.615	629	9.580	10.785	1,933	9.606	10.819	166
2013	10.481	13.718	9	10.615	13.922	609	10.785	14.180	1,728	10.819	14.233	163
2014	13.718	15.574	8	13.922	15.837	592	14.180	16.171	1617	14.233	16.239	127
2015	15.574	14.878	9	15.837	15.159	569	16.171	15.518	1583	16.239	15.591	124
2016	14.878	17.380	8	15.159	17.744	467	15.518	18.209	1415	15.591	18.304	119
2017	17.380	20.019	8	17.744	20.479	431	18.209	21.069	1246	18.304	21.189	117
American Funds Blue Chip Income and Growth Fund - Class 4
2017	N/A	N/A	N/A	10.185	11.111	14	10.162	11.129	14	N/A	N/A	N/A
American Funds Bond Fund - Class 2
2008	10.464	9.336	1*	10.493	9.380	136	10.528	9.435	806	10.535	9.446	54
2009	9.336	10.346	6	9.380	10.415	508	9.435	10.503	2,108	9.446	10.520	83
2010	10.346	10.838	10	10.415	10.932	682	10.503	11.052	2,614	10.520	11.076	94
2011	10.838	11.317	10	10.932	11.438	653	11.052	11.592	2,582	11.076	11.623	92
2012	11.317	11.736	10	11.438	11.885	665	11.592	12.076	2,666	11.623	12.114	91
2013	11.736	11.300	11	11.885	11.467	705	12.076	11.680	2,891	12.114	11.723	109
2014	11.300	11.708	10	11.467	11.905	651	11.680	12.156	2887	11.723	12.207	85
2015	11.708	11.553	10	11.905	11.771	621	12.156	12.050	2766	12.207	12.106	65
2016	11.553	11.705	8	11.771	11.949	597	12.050	12.263	2555	12.106	12.326	57
2017	11.705	11.941	9	11.949	12.215	568	12.263	12.567	2441	12.326	12.638	62
American Funds Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.085	10.094	65	10.106	10.097	1*
American Funds Capital Income Builder® - Class 4
2014	N/A	N/A	N/A	10.110	9.850	22	10.027	9.866	72	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.850	9.539	19	9.866	9.578	160	9.237	9.586	7
2016	N/A	N/A	N/A	9.539	9.763	22	9.578	9.827	234	9.586	9.840	7
2017	N/A	N/A	N/A	9.763	10.845	46	9.827	10.944	239	9.840	10.964	7
American Funds Global Balanced Fund - Class 2
2011	N/A	N/A	N/A	9.886	9.589	45	10.129	9.604	36	10.129	9.607	8
2012	N/A	N/A	N/A	9.589	10.613	5	9.604	10.657	50	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.613	11.746	18	10.657	11.823	85	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.746	11.771	16	11.823	11.879	115	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.771	11.497	21	11.879	11.631	129	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.497	11.845	22	11.631	12.013	201	12.441	12.047	8
2017	N/A	N/A	N/A	11.845	13.967	22	12.013	14.200	206	12.047	14.247	10

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Balanced Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.166	11.728	5	N/A	N/A	N/A
American Funds Global Bond Fund - Class 2
2008	10.857	11.058	2	10.882	11.104	93	10.912	11.163	194	10.918	11.174	24
2009	11.058	11.938	3	11.104	12.011	298	11.163	12.105	611	11.174	12.123	33
2010	11.938	12.363	5	12.011	12.464	405	12.105	12.592	878	12.123	12.618	50
2011	12.363	12.719	6	12.464	12.848	442	12.592	13.013	981	12.618	13.047	43
2012	12.719	13.292	7	12.848	13.455	477	13.013	13.661	1,092	13.047	13.703	46
2013	13.292	12.744	7	13.455	12.925	546	13.661	13.157	1,176	13.703	13.204	50
2014	12.744	12.716	7	12.925	12.923	533	13.157	13.187	1196	13.204	13.241	40
2015	12.716	12.005	5	12.923	12.225	531	13.187	12.506	1158	13.241	12.563	40
2016	12.005	12.135	5	12.225	12.382	483	12.506	12.699	1035	12.563	12.763	34
2017	12.135	12.761	6	12.382	13.047	499	12.699	13.414	978	12.763	13.489	34
American Funds Global Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.193	10.244	6	N/A	N/A	N/A
American Funds Global Discovery(1)
2008	12.962	7.005	2	12.998	7.038	18	13.042	7.080	121	13.051	7.088	3
2009	7.005	10.403	1*	7.038	10.474	14	7.080	10.562	110	7.088	10.580	1*
2010	10.403	11.277	1*	10.474	11.376	24	10.562	11.501	115	10.580	11.526	2
2011	11.277	10.307	1*	11.376	10.418	31	11.501	10.559	109	11.526	10.587	3
2012	10.307	12.225	1*	10.418	12.382	30	10.559	12.580	108	10.587	12.620	3
2013	12.225	14.227	1*	12.382	14.420	35	12.580	14.665	110	12.620	14.714	3
American Funds Global Growth and Income Fund - Class 2
2008	12.333	7.140	12	12.367	7.174	285	12.409	7.217	682	12.417	7.225	88
2009	7.140	9.818	7	7.174	9.885	366	7.217	9.968	929	7.225	9.985	75
2010	9.818	10.801	8	9.885	10.896	368	9.968	11.015	1,081	9.985	11.039	74
2011	10.801	10.114	8	10.896	10.223	409	11.015	10.361	1,103	11.039	10.389	73
2012	10.114	11.701	8	10.223	11.851	365	10.361	12.041	1,002	10.389	12.079	69
2013	11.701	14.110	8	11.851	14.319	340	12.041	14.585	925	12.079	14.639	70
2014	14.110	14.669	8	14.319	14.917	315	14.585	15.232	860	14.639	15.295	59
2015	14.669	14.243	5	14.917	14.512	301	15.232	14.856	831	15.295	14.925	59
2016	14.243	15.046	4	14.512	15.361	288	14.856	15.764	752	14.925	15.846	57
2017	15.046	18.667	4	15.361	19.096	236	15.764	19.646	638	15.846	19.758	44
American Funds Global Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	10.443	11.164	16	10.264	11.182	3	N/A	N/A	N/A
American Funds Global Growth Fund - Class 2
2008	12.404	7.521	3	12.438	7.556	116	12.480	7.601	501	12.489	7.610	83
2009	7.521	10.532	3	7.556	10.603	231	7.601	10.693	873	7.610	10.711	75
2010	10.532	11.583	4	10.603	11.684	293	10.693	11.812	1,031	10.711	11.838	71
2011	11.583	10.386	4	11.684	10.498	303	11.812	10.640	1,095	11.838	10.668	78
2012	10.386	12.527	4	10.498	12.688	275	10.640	12.891	1,027	10.668	12.932	70
2013	12.527	15.925	4	12.688	16.162	274	12.891	16.462	992	12.932	16.523	69
2014	15.925	16.035	4	16.162	16.306	260	16.462	16.650	972	16.523	16.720	47
2015	16.035	16.875	3	16.306	17.194	244	16.650	17.602	899	16.720	17.684	41
2016	16.875	16.710	3	17.194	17.061	242	17.602	17.508	833	17.684	17.599	43
2017	16.710	21.621	2	17.061	22.118	201	17.508	22.755	665	17.599	22.885	42
American Funds Global Growth Fund - Class 4
2017	N/A	N/A	N/A	10.465	11.191	18	10.133	11.209	43	11.155	11.213	1*
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.732	9.325	12	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.325	9.625	20	9.803	9.634	5
2017	N/A	N/A	N/A	10.260	12.110	1*	9.625	12.191	61	9.634	12.207	5

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Small Capitalization Fund - Class 2
2008	13.598	6.219	9	13.635	6.249	84	13.681	6.286	193	13.690	6.293	52
2009	6.219	9.873	5	6.249	9.939	105	6.286	10.023	311	6.293	10.040	42
2010	9.873	11.894	5	9.939	11.998	138	10.023	12.130	383	10.040	12.156	40
2011	11.894	9.464	5	11.998	9.566	175	12.130	9.695	440	12.156	9.721	47
2012	9.464	11.007	3	9.566	11.148	168	9.695	11.327	413	9.721	11.363	45
2013	11.007	13.896	3	11.148	14.102	147	11.327	14.364	378	11.363	14.416	43
2014	13.896	13.965	3	14.102	14.201	142	14.364	14.501	404	14.416	14.561	37
2015	13.965	13.780	2	14.201	14.040	136	14.501	14.373	390	14.561	14.440	40
2016	13.780	13.846	2	14.040	14.136	125	14.373	14.507	371	14.440	14.582	66
2017	13.846	17.158	2	14.136	17.549	113	14.507	18.054	305	14.582	18.157	63
American Funds Global Small Capitalization Fund - Class 4
2017	N/A	N/A	N/A	10.307	11.238	6	10.156	11.256	6	N/A	N/A	N/A
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	9.772	9.529	18	9.865	9.544	13	9.151	9.547	4
2016	N/A	N/A	N/A	9.529	9.999	51	9.544	10.040	91	9.547	10.048	4
2017	N/A	N/A	N/A	9.999	11.381	51	10.040	11.456	197	10.048	11.471	4
American Funds Growth Fund - Class 2
2008	11.820	6.517	26	11.852	6.548	591	11.893	6.587	2,009	11.901	6.595	299
2009	6.517	8.942	39	6.548	9.002	1,190	6.587	9.078	3,549	6.595	9.093	325
2010	8.942	10.444	38	9.002	10.535	1340	9.078	10.651	4,036	9.093	10.674	296
2011	10.444	9.838	38	10.535	9.944	1,325	10.651	10.079	4,123	10.674	10.106	299
2012	9.838	11.415	34	9.944	11.561	1,212	10.079	11.746	3,815	10.106	11.784	282
2013	11.415	14.615	23	11.561	14.832	1,097	11.746	15.107	3,395	11.784	15.163	276
2014	14.615	15.607	20	14.832	15.870	983	15.107	16.205	3344	15.163	16.273	242
2015	15.607	16.412	16	15.870	16.723	919	16.205	17.119	3140	16.273	17.199	194
2016	16.412	17.684	14	16.723	18.055	831	17.119	18.529	2798	17.199	18.625	200
2017	17.684	22.328	13	18.055	22.841	727	18.529	23.499	2319	18.625	23.633	176
American Funds Growth Fund - Class 4
2017	N/A	N/A	N/A	10.061	11.145	52	10.094	11.163	316	10.920	11.166	1*
American Funds Growth-Income Fund - Class 2
2008	11.238	6.873	11	11.268	6.906	285	11.307	6.947	1,695	11.315	6.955	186
2009	6.873	8.878	14	6.906	8.938	525	6.947	9.013	2,713	6.955	9.028	208
2010	8.878	9.735	19	8.938	9.820	653	9.013	9.928	3,090	9.028	9.950	198
2011	9.735	9.405	19	9.820	9.507	650	9.928	9.635	3,138	9.950	9.661	197
2012	9.405	10.874	16	9.507	11.013	660	9.635	11.190	2,973	9.661	11.226	186
2013	10.874	14.287	12	11.013	14.499	572	11.190	14.768	2,519	11.226	14.822	177
2014	14.287	15.555	8	14.499	15.817	570	14.768	16.152	2381	14.822	16.219	153
2015	15.555	15.531	4	15.817	15.824	549	16.152	16.199	2359	16.219	16.275	138
2016	15.531	17.045	3	15.824	17.402	530	16.199	17.859	2189	16.275	17.952	144
2017	17.045	20.532	3	17.402	21.001	483	17.859	21.606	1886	17.952	21.729	139
American Funds Growth-Income Fund - Class 4
2017	N/A	N/A	N/A	10.101	11.159	47	10.048	11.176	140	10.820	11.180	1*
American Funds High-Income Bond Fund - Class 2
2008	10.446	7.830	1*	10.475	7.867	75	10.510	7.913	322	10.518	7.923	25
2009	7.830	10.707	2	7.867	10.779	125	7.913	10.870	448	7.923	10.888	26
2010	10.707	12.125	2	10.779	12.231	104	10.870	12.365	463	10.888	12.392	24
2011	12.125	12.161	2	12.231	12.293	122	12.365	12.458	470	12.392	12.492	24
2012	12.161	13.608	2	12.293	13.783	108	12.458	14.003	434	12.492	14.049	23
2013	13.608	14.277	2	13.783	14.489	89	14.003	14.757	443	14.049	14.812	25
2014	14.277	14.139	1*	14.489	14.378	81	14.757	14.681	441	14.812	14.743	20
2015	14.139	12.899	1*	14.378	13.143	80	14.681	13.454	422	14.743	13.518	19
2016	12.899	14.941	1*	13.143	15.254	72	13.454	15.654	339	13.518	15.736	14
2017	14.941	15.717	1*	15.254	16.078	69	15.654	16.541	332	15.736	16.636	14
American Funds High-Income Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.031	10.180	10	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds International Fund - Class 2
2008	12.646	7.203	7	12.681	7.237	212	12.724	7.280	864	12.732	7.288	118
2009	7.203	10.142	9	7.237	10.210	318	7.280	10.296	1,282	7.288	10.314	108
2010	10.142	10.703	11	10.210	10.796	395	10.296	10.915	1,608	10.314	10.939	105
2011	10.703	9.062	12	10.796	9.160	404	10.915	9.283	1,825	10.939	9.308	119
2012	9.062	10.515	12	9.160	10.650	374	9.283	10.820	1,740	9.308	10.855	113
2013	10.515	12.587	11	10.650	12.774	358	10.820	13.011	1,600	10.855	13.059	114
2014	12.587	12.058	9	12.774	12.262	337	13.011	12.521	1626	13.059	12.573	102
2015	12.058	11.330	9	12.262	11.544	341	12.521	11.817	1583	12.573	11.873	85
2016	11.330	11.544	8	11.544	11.786	325	11.817	12.095	1472	11.873	12.158	100
2017	11.544	15.014	7	11.786	15.358	271	12.095	15.800	1202	12.158	15.890	86
American Funds International Fund - Class 4
2017	N/A	N/A	N/A	10.855	11.225	5	10.057	11.243	30	N/A	N/A	N/A
American Funds International Growth and Income Fund - Class 2
2008	N/A	N/A	N/A	N/A	N/A	N/A	9.855	10.912	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	10.344	15.065	34	10.912	15.107	53	14.786	15.116	1*
2010	N/A	N/A	N/A	15.065	15.884	64	15.107	15.969	60	15.116	15.986	1*
2011	15.817	14.210	1*	15.884	14.299	44	15.969	14.411	73	15.986	14.433	1*
2012	14.210	16.293	1*	14.299	16.427	48	14.411	16.598	85	14.433	16.633	1*
2013	16.293	19.095	1*	16.427	19.291	51	16.598	19.540	89	16.633	19.591	1*
2014	19.095	18.199	1*	19.291	18.423	54	19.540	18.707	101	N/A	N/A	N/A
2015	18.199	16.907	1*	18.423	17.149	60	18.707	17.457	101	N/A	N/A	N/A
2016	16.907	16.879	1*	17.149	17.154	57	17.457	17.506	110	N/A	N/A	N/A
2017	16.879	20.767	1*	17.154	21.149	55	17.506	21.637	104	N/A	N/A	N/A
American Funds International Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.112	10.910	5	N/A	N/A	N/A
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.124	10.218	22	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.239	12.145	8	10.218	12.179	195	10.807	12.187	1*
2014	N/A	N/A	N/A	12.145	12.324	20	12.179	12.390	380	12.187	12.404	7
2015	N/A	N/A	N/A	12.324	12.023	14	12.390	12.117	501	12.404	12.137	4
2016	N/A	N/A	N/A	12.023	12.718	26	12.117	12.850	721	12.137	12.877	13
2017	13.118	14.251	3	12.718	14.398	34	12.850	14.584	1227	12.877	14.622	12
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	N/A	N/A	N/A	10.062	10.888	1*	9.788	10.905	12	10.265	10.909	1*
2014	N/A	N/A	N/A	10.888	11.607	27	10.905	11.654	148	10.909	11.664	4
2015	N/A	N/A	N/A	11.607	10.595	47	11.654	10.665	295	11.664	10.679	4
2016	N/A	N/A	N/A	10.595	11.847	44	10.665	11.955	397	10.679	11.976	2
2017	N/A	N/A	N/A	11.847	13.438	32	11.955	13.595	439	11.976	13.626	7
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.269	9.264	1*	9.879	9.279	74	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.264	9.234	16	9.279	9.272	162	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.234	10.839	16	9.272	10.911	275	10.833	10.925	1*
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.554	9.366	7	9.929	9.381	130	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.366	9.577	14	9.381	9.616	566	9.563	9.624	1*
2017	N/A	N/A	N/A	9.577	11.007	22	9.616	11.080	745	9.624	11.094	9
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	10.009	11.050	1*	9.800	11.068	19	10.590	11.071	1*
2014	N/A	N/A	N/A	11.050	11.089	21	11.068	11.135	170	N/A	N/A	N/A
2015	11.321	10.954	1*	11.089	11.012	25	11.135	11.085	355	11.392	11.100	1*
2016	10.954	11.052	1*	11.012	11.132	27	11.085	11.234	419	11.100	11.255	4
2017	11.052	13.703	1*	11.132	13.831	19	11.234	13.992	417	11.255	14.025	8
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.019	9.392	158	9.553	9.395	2
2016	N/A	N/A	N/A	9.103	9.614	8	9.392	9.653	590	9.395	9.661	4
2017	N/A	N/A	N/A	9.614	11.186	16	9.653	11.260	882	9.661	11.275	14

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	9.823	11.177	1*	9.770	11.195	43	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.177	11.509	23	11.195	11.556	140	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.509	10.936	26	11.556	11.008	227	11.637	11.022	2
2016	N/A	N/A	N/A	10.936	11.439	28	11.008	11.544	286	11.022	11.564	4
2017	N/A	N/A	N/A	11.439	13.581	16	11.544	13.739	302	11.564	13.771	8
American Funds Managed Risk International Fund - Class P2
2013	9.974	10.588	4	9.872	10.601	1*	9.602	10.618	25	N/A	N/A	N/A
2014	10.588	9.828	4	10.601	9.860	22	10.618	9.900	104	N/A	N/A	N/A
2015	9.828	9.041	4	9.860	9.088	25	9.900	9.148	205	10.366	9.161	3
2016	9.041	8.626	4	9.088	8.689	21	9.148	8.768	231	N/A	N/A	N/A
2017	N/A	N/A	N/A	8.689	11.027	19	8.768	11.155	231	10.184	11.181	6
American Funds Mortgage Fund - Class 2
2011	10.191	10.283	1*	10.051	10.297	2	10.072	10.313	5	10.292	10.316	1*
2012	10.283	10.361	1*	10.297	10.395	8	10.313	10.437	14	10.316	10.446	1*
2013	10.361	10.026	1*	10.395	10.079	16	10.437	10.145	37	10.446	10.159	1*
2014	10.026	10.383	1*	10.079	10.459	22	10.145	10.554	51	10.159	10.574	1*
2015	10.383	10.408	1*	10.459	10.505	23	10.554	10.627	55	10.574	10.652	1*
2016	10.408	10.473	1*	10.505	10.592	24	10.627	10.741	57	10.652	10.772	1*
2017	10.473	10.432	1*	10.592	10.572	27	10.741	10.748	47	10.772	10.784	1*
American Funds Mortgage Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Fund® - Class 2
2008	14.948	8.477	9	14.989	8.517	159	15.040	8.568	230	15.050	8.578	34
2009	8.477	12.485	7	8.517	12.569	193	8.568	12.675	347	8.578	12.696	31
2010	12.485	14.483	7	12.569	14.610	241	12.675	14.770	377	12.696	14.802	32
2011	14.483	12.265	8	14.610	12.397	280	14.770	12.564	428	14.802	12.598	38
2012	12.265	14.221	5	12.397	14.403	283	12.564	14.634	396	12.598	14.681	35
2013	14.221	15.588	5	14.403	15.819	281	14.634	16.113	402	14.681	16.172	35
2014	15.588	14.133	5	15.819	14.371	284	16.113	14.675	433	16.172	14.736	35
2015	14.133	13.471	6	14.371	13.726	282	14.675	14.051	466	14.736	14.117	31
2016	13.471	13.955	5	13.726	14.247	271	14.051	14.621	413	14.117	14.697	32
2017	13.955	17.777	5	14.247	18.185	246	14.621	18.710	343	14.697	18.816	30
American Funds New World Fund® - Class 4
2017	N/A	N/A	N/A	10.254	11.152	7	10.305	11.170	6	N/A	N/A	N/A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2008	10.654	11.285	1*	10.683	11.338	101	10.720	11.405	426	10.727	11.419	40
2009	11.285	11.384	7	11.338	11.460	289	11.405	11.557	1,475	11.419	11.576	63
2010	11.384	11.847	11	11.460	11.951	388	11.557	12.082	1,950	11.576	12.108	69
2011	11.847	12.542	10	11.951	12.677	346	12.082	12.848	1,953	12.108	12.883	69
2012	12.542	12.578	11	12.677	12.739	379	12.848	12.943	2,076	12.883	12.984	68
2013	12.578	11.998	12	12.739	12.175	407	12.943	12.401	2,199	12.984	12.447	87
2014	11.998	12.399	11	12.175	12.608	395	12.401	12.875	2221	12.447	12.928	65
2015	12.399	12.396	11	12.608	12.631	362	12.875	12.930	2122	12.928	12.990	55
2016	12.396	12.344	9	12.631	12.603	348	12.930	12.934	1934	12.990	13.001	50
2017	12.344	12.342	10	12.603	12.625	332	12.934	12.989	1879	13.001	13.063	54
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.877	9.770	18	9.798	9.775	1*
American Funds Ultra-Short Bond Fund - Class 2
2008	10.428	10.457	1*	10.456	10.506	54	10.492	10.569	446	10.573	10.581	22
2009	10.457	10.256	1*	10.506	10.326	76	10.569	10.413	328	10.581	10.431	10
2010	10.256	10.058	1*	10.326	10.146	135	10.413	10.258	250	10.431	10.280	32
2011	10.058	9.846	1*	10.146	9.952	288	10.258	10.086	185	10.280	10.114	6
2012	N/A	N/A	N/A	9.952	9.770	240	10.086	9.927	271	10.114	9.958	6
2013	N/A	N/A	N/A	9.770	9.591	194	9.927	9.769	255	9.958	9.805	9
2014	N/A	N/A	N/A	9.591	9.406	55	9.769	9.605	187	9.805	9.646	17
2015	N/A	N/A	N/A	9.406	9.234	23	9.605	9.453	86	9.646	9.497	16
2016	N/A	N/A	N/A	9.234	9.089	95	9.453	9.328	183	9.497	9.376	15
2017	N/A	N/A	N/A	9.089	9.004	24	9.328	9.263	128	9.376	9.316	14
American Funds Ultra-Short Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.990	9.944	2	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.463	10.593	4	N/A	N/A	N/A
2011	10.573	10.339	1*	10.582	10.368	29	10.593	10.405	309	10.595	10.412	15
2012	10.339	11.312	1*	10.368	11.367	46	10.405	11.436	517	10.412	11.450	28
2013	11.312	12.756	1*	11.367	12.844	49	11.436	12.954	711	11.450	12.976	13
2014	12.756	13.228	1*	12.844	13.346	62	12.954	13.494	819	12.976	13.524	18
2015	13.228	12.884	1*	13.346	13.025	74	13.494	13.202	763	13.524	13.238	18
2016	12.884	13.419	1*	13.025	13.592	98	13.202	13.812	730	13.238	13.857	17
2017	13.419	15.109	1*	13.592	15.335	95	13.812	15.622	665	13.857	15.680	16
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	9.735	10.158	18	9.861	10.178	831	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.158	11.310	55	10.178	11.361	1,688	10.584	11.371	6
2014	N/A	N/A	N/A	11.310	11.724	106	11.361	11.807	2506	11.371	11.823	12
2015	N/A	N/A	N/A	11.724	11.278	169	11.807	11.385	2621	11.823	11.407	8
2016	N/A	N/A	N/A	11.278	11.596	155	11.385	11.736	2550	11.407	11.764	4
2017	N/A	N/A	N/A	11.596	12.772	162	11.736	12.958	2542	11.764	12.996	17
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	9.882	10.221	202	9.910	10.241	1,349	9.659	10.245	30
2013	N/A	N/A	N/A	10.221	11.802	329	10.241	11.855	3,177	10.245	11.866	70
2014	N/A	N/A	N/A	11.802	11.894	510	11.855	11.978	5189	11.866	11.994	121
2015	12.091	11.233	2	11.894	11.319	508	11.978	11.427	5898	11.994	11.449	135
2016	11.233	11.380	2	11.319	11.490	492	11.427	11.628	5518	11.449	11.656	130
2017	11.380	13.032	2	11.490	13.184	503	11.628	13.376	5162	11.656	13.415	131
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.600	10.686	12	10.543	10.697	118	N/A	N/A	N/A
2011	10.677	10.276	1*	10.686	10.305	87	10.697	10.342	441	N/A	N/A	N/A
2012	10.276	11.402	1*	10.305	11.457	133	10.342	11.527	585	11.148	11.541	30
2013	11.402	13.188	1*	11.457	13.279	145	11.527	13.393	546	11.541	13.416	43
2014	13.188	13.661	1*	13.279	13.783	166	13.393	13.936	571	13.416	13.967	43
2015	13.661	13.279	1*	13.783	13.424	169	13.936	13.607	626	13.967	13.644	43
2016	13.279	13.863	1*	13.424	14.042	165	13.607	14.269	594	13.644	14.315	43
2017	13.863	15.982	1*	14.042	16.221	148	14.269	16.525	579	14.315	16.586	40
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.323	10.365	21	10.312	10.376	3	N/A	N/A	N/A
2011	10.356	10.447	1*	10.365	10.477	21	10.376	10.514	76	N/A	N/A	N/A
2012	10.447	11.132	1*	10.477	11.186	20	10.514	11.254	102	N/A	N/A	N/A
2013	11.132	11.894	1*	11.186	11.975	20	11.254	12.078	104	N/A	N/A	N/A
2014	11.894	12.388	1*	11.975	12.498	20	12.078	12.637	114	N/A	N/A	N/A
2015	12.388	12.065	1*	12.498	12.196	20	12.637	12.363	111	N/A	N/A	N/A
2016	12.065	12.497	1*	12.196	12.658	20	12.363	12.863	112	N/A	N/A	N/A
2017	12.497	13.514	1*	12.658	13.716	19	12.863	13.973	109	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.006	9.999	8	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.991	9.711	36	9.999	9.743	131	9.812	9.750	1*
2014	N/A	N/A	N/A	9.711	9.747	94	9.743	9.804	465	9.750	9.815	7
2015	N/A	N/A	N/A	9.747	9.607	121	9.804	9.688	659	9.815	9.704	5
2016	N/A	N/A	N/A	9.607	9.622	126	9.688	9.727	878	9.704	9.748	3
2017	N/A	N/A	N/A	9.622	9.614	81	9.727	9.744	968	9.748	9.770	14
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Design 2
	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2008	11.020	7.610	11	11.050	7.646	154	11.088	7.692	444	11.096	7.701	36
2009	7.610	9.244	12	7.646	9.307	124	7.692	9.385	481	7.701	9.401	37
2010	N/A	N/A	N/A	9.307	10.279	96	9.385	10.391	437	9.401	10.414	37
2011	N/A	N/A	N/A	10.279	10.221	82	10.391	10.359	329	10.414	10.387	12
2012	N/A	N/A	N/A	10.221	11.658	47	10.359	11.845	236	10.387	11.883	5
2013	N/A	N/A	N/A	11.658	14.156	70	11.845	14.419	183	11.883	14.472	2
2014	N/A	N/A	N/A	14.156	14.646	58	14.419	14.955	151	14.472	15.018	2
2015	N/A	N/A	N/A	14.646	14.579	53	14.955	14.924	119	15.018	14.994	2
2016	N/A	N/A	N/A	14.579	15.658	50	14.924	16.069	103	14.994	16.153	2
2017	N/A	N/A	N/A	15.658	17.866	49	16.069	18.381	110	16.153	18.490	2
American Funds Asset Allocation Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income and Growth Fund - Class 2
2008	10.956	6.815	2	10.985	6.847	67	11.023	6.888	117	11.030	6.896	28
2009	6.815	8.545	2	6.847	8.602	93	6.888	8.674	208	6.896	8.689	29
2010	8.545	9.403	2	8.602	9.485	122	8.674	9.589	263	8.689	9.610	29
2011	9.403	9.129	2	9.485	9.227	128	9.589	9.351	296	9.610	9.376	37
2012	9.129	10.186	2	9.227	10.315	104	9.351	10.481	262	9.376	10.514	35
2013	10.186	13.272	2	10.315	13.468	80	10.481	13.718	212	10.514	13.769	22
2014	13.272	15.000	1*	13.468	15.252	57	13.718	15.574	184	13.769	15.640	13
2015	15.000	14.265	2	15.252	14.534	79	15.574	14.878	171	15.640	14.948	11
2016	14.265	16.589	1*	14.534	16.935	72	14.878	17.380	151	14.948	17.470	9
2017	16.589	19.022	1*	16.935	19.458	69	17.380	20.019	120	17.470	20.133	9
American Funds Blue Chip Income and Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Bond Fund - Class 2
2008	10.400	9.237	6	10.429	9.280	73	10.464	9.335	108	10.471	9.346	22
2009	9.237	10.190	7	9.280	10.259	149	9.335	10.345	390	9.346	10.363	34
2010	10.190	10.627	3	10.259	10.720	163	10.345	10.837	571	10.363	10.861	29
2011	10.627	11.046	3	10.720	11.166	152	10.837	11.316	495	10.861	11.347	25
2012	11.046	11.404	3	11.166	11.550	132	11.316	11.735	507	11.347	11.772	24
2013	11.404	10.931	4	11.550	11.093	113	11.735	11.300	445	11.772	11.341	19
2014	10.931	11.275	4	11.093	11.465	100	11.300	11.707	397	11.341	11.756	19
2015	11.275	11.076	4	11.465	11.286	93	11.707	11.553	366	11.756	11.607	13
2016	11.076	11.171	4	11.286	11.405	104	11.553	11.704	322	11.607	11.765	12
2017	11.171	11.345	4	11.405	11.606	107	11.704	11.941	299	11.765	12.009	11
American Funds Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Capital Income Builder® - Class 4
2014	N/A	N/A	N/A	10.186	9.822	7	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.822	9.469	7	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.469	9.647	7	9.004	9.711	4	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.647	10.669	7	9.711	10.766	6	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 2
2011	N/A	N/A	N/A	9.721	9.562	1*	9.599	9.577	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.562	10.536	5	9.577	10.579	5	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.536	11.608	7	10.579	11.684	45	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.608	11.581	6	11.684	11.686	45	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.581	11.260	6	11.686	11.391	40	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.260	11.549	6	11.391	11.712	37	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.549	13.556	5	11.712	13.783	36	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2008	10.803	10.952	3	10.827	10.999	10	10.857	11.057	51	10.863	11.069	10
2009	10.952	11.770	4	10.999	11.844	40	11.057	11.936	149	11.069	11.955	12
2010	11.770	12.134	2	11.844	12.235	47	11.936	12.361	192	11.955	12.387	12
2011	12.134	12.428	2	12.235	12.556	47	12.361	12.717	189	12.387	12.750	7
2012	12.428	12.930	2	12.556	13.089	49	12.717	13.291	182	12.750	13.331	7
2013	12.930	12.341	2	13.089	12.518	47	13.291	12.742	162	13.331	12.788	8
2014	12.341	12.258	2	12.518	12.459	34	12.742	12.714	152	12.788	12.766	8
2015	12.258	11.521	3	12.459	11.733	32	12.714	12.004	143	12.766	12.059	5
2016	11.521	11.594	3	11.733	11.831	32	12.004	12.134	130	12.059	12.196	5
2017	11.594	12.137	3	11.831	12.410	35	12.134	12.760	117	12.196	12.831	5
American Funds Global Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Discovery(1)
2008	12.883	6.931	1*	12.918	6.964	1*	12.963	7.005	4	11.736	7.013	1*
2009	6.931	10.247	1*	6.964	10.316	6	7.005	10.403	10	7.013	10.421	1*
2010	10.247	11.057	1*	10.316	11.155	7	10.403	11.277	14	10.421	11.302	1*
2011	11.057	10.061	1*	11.155	10.170	1*	11.277	10.307	7	11.302	10.335	1*
2012	10.061	11.880	1*	10.170	12.032	1*	10.307	12.225	6	10.335	12.264	1*
2013	11.880	13.802	1*	12.032	13.989	1*	12.225	14.227	8	12.264	14.275	1*
American Funds Global Growth and Income Fund - Class 2
2008	12.258	7.065	16	12.291	7.098	88	12.333	7.140	287	12.341	7.149	21
2009	7.065	9.671	13	7.098	9.736	66	7.140	9.818	216	7.149	9.835	17
2010	9.671	10.591	1*	9.736	10.684	57	9.818	10.801	221	9.835	10.825	16
2011	10.591	9.872	1*	10.684	9.979	58	10.801	10.114	231	10.825	10.141	14
2012	9.872	11.370	1*	9.979	11.516	47	10.114	11.701	198	10.141	11.738	14
2013	11.370	13.650	1*	11.516	13.853	36	11.701	14.110	160	11.738	14.162	13
2014	13.650	14.127	1*	13.853	14.366	30	14.110	14.669	140	14.162	14.731	14
2015	14.127	13.655	1*	14.366	13.913	28	14.669	14.243	115	14.731	14.309	11
2016	13.655	14.360	1*	13.913	14.661	25	14.243	15.046	92	14.309	15.124	10
2017	14.360	17.736	1*	14.661	18.144	23	15.046	18.667	81	15.124	18.773	9
American Funds Global Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Fund - Class 2
2008	12.328	7.441	3	12.361	7.476	43	12.404	7.521	97	12.412	7.530	18
2009	7.441	10.374	2	7.476	10.444	44	7.521	10.532	115	7.530	10.550	17
2010	10.374	11.357	2	10.444	11.457	60	10.532	11.583	172	10.550	11.608	15
2011	11.357	10.138	2	11.457	10.247	68	11.583	10.386	194	11.608	10.414	15
2012	10.138	12.173	2	10.247	12.329	58	10.386	12.527	178	10.414	12.567	14
2013	12.173	15.406	2	12.329	15.635	38	12.527	15.926	147	12.567	15.984	15
2014	15.406	15.443	2	15.635	15.703	32	15.926	16.035	137	15.984	16.103	15
2015	15.443	16.179	2	15.703	16.485	26	16.035	16.876	108	16.103	16.955	11
2016	16.179	15.949	2	16.485	16.283	26	16.876	16.711	97	16.955	16.798	10
2017	15.949	20.549	2	16.283	21.015	24	16.711	21.621	78	16.798	21.744	8
American Funds Global Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.979	9.298	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.052	11.967	1*	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 2
2008	13.514	6.154	3	13.551	6.183	12	13.597	6.219	47	13.607	6.227	2
2009	6.154	9.724	2	6.183	9.790	17	6.219	9.873	54	6.227	9.890	6
2010	9.724	11.663	1*	9.790	11.765	19	9.873	11.894	68	9.890	11.920	1*
2011	11.663	9.238	1*	11.765	9.338	21	11.894	9.464	69	11.920	9.490	1*
2012	9.238	10.696	1*	9.338	10.833	21	9.464	11.007	63	9.490	11.042	1*
2013	10.696	13.442	1*	10.833	13.642	15	11.007	13.895	49	11.042	13.947	1*
2014	13.442	13.449	1*	13.642	13.676	15	13.895	13.965	42	13.947	14.024	1*
2015	13.449	13.211	1*	13.676	13.461	14	13.965	13.780	37	14.024	13.844	1*
2016	13.211	13.214	1*	13.461	13.492	12	13.780	13.846	36	13.844	13.918	1*
2017	13.214	16.298	1*	13.492	16.674	12	13.846	17.154	24	13.918	17.252	1*

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Small Capitalization Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.787	9.966	2	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.966	11.321	3	N/A	N/A	N/A
American Funds Growth Fund - Class 2
2008	11.748	6.448	6	11.780	6.479	216	11.820	6.517	451	11.828	6.525	22
2009	6.448	8.808	7	6.479	8.867	250	6.517	8.942	654	6.525	8.957	36
2010	8.808	10.241	7	8.867	10.331	284	8.942	10.444	732	8.957	10.467	27
2011	10.241	9.604	7	10.331	9.707	275	10.444	9.838	721	10.467	9.865	19
2012	9.604	11.092	7	9.707	11.234	205	9.838	11.415	628	9.865	11.451	18
2013	11.092	14.139	6	11.234	14.348	142	11.415	14.615	466	11.451	14.669	18
2014	14.139	15.031	5	14.348	15.284	119	14.615	15.607	450	14.669	15.672	12
2015	15.031	15.735	5	15.284	16.033	118	15.607	16.412	369	15.672	16.490	9
2016	15.735	16.879	5	16.033	17.232	107	16.412	17.684	326	16.490	17.776	8
2017	16.879	21.215	5	17.232	21.702	96	17.684	22.328	245	17.776	22.455	6
American Funds Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth-Income Fund - Class 2
2008	11.169	6.801	16	11.200	6.833	158	11.238	6.874	372	11.246	6.882	21
2009	6.801	8.744	18	6.833	8.803	233	6.874	8.878	511	6.882	8.893	31
2010	8.744	9.546	5	8.803	9.630	249	8.878	9.735	586	8.893	9.756	30
2011	9.546	9.181	5	9.630	9.280	239	9.735	9.405	548	9.756	9.431	27
2012	9.181	10.567	5	9.280	10.703	188	9.405	10.874	459	9.431	10.909	28
2013	10.567	13.821	4	10.703	14.026	140	10.874	14.287	378	10.909	14.339	21
2014	13.821	14.981	4	14.026	15.233	125	14.287	15.555	347	14.339	15.620	12
2015	14.981	14.890	4	15.233	15.172	129	15.555	15.531	306	15.620	15.604	10
2016	14.890	16.269	4	15.172	16.610	120	15.531	17.045	263	15.604	17.134	9
2017	16.269	19.506	4	16.610	19.955	102	17.045	20.529	223	17.134	20.646	8
American Funds Growth-Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds High-Income Bond Fund - Class 2
2008	10.382	7.747	4	10.411	7.784	59	10.446	7.830	164	10.453	7.839	10
2009	7.747	10.546	3	7.784	10.617	56	7.830	10.707	190	7.839	10.725	12
2010	10.546	11.889	1*	10.617	11.993	37	10.707	12.125	226	10.725	12.151	10
2011	11.889	11.872	1*	11.993	12.000	27	12.125	12.161	167	12.151	12.194	6
2012	11.872	13.225	1*	12.000	13.394	27	12.161	13.608	147	12.194	13.652	6
2013	13.225	13.813	1*	13.394	14.017	28	13.608	14.277	115	13.652	14.329	5
2014	13.813	13.618	1*	14.017	13.847	26	14.277	14.139	93	14.329	14.199	5
2015	13.618	12.368	1*	13.847	12.601	24	14.139	12.899	83	14.199	12.960	3
2016	12.368	14.261	1*	12.601	14.559	17	12.899	14.941	77	12.960	15.018	3
2017	14.261	14.934	1*	14.559	15.277	12	14.941	15.717	59	15.018	15.806	3
American Funds High-Income Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Fund - Class 2
2008	12.569	7.127	3	12.603	7.160	66	12.646	7.203	213	12.655	7.211	14
2009	7.127	9.989	2	7.160	10.057	67	7.203	10.142	199	7.211	10.159	20
2010	9.989	10.495	2	10.057	10.587	83	10.142	10.703	260	10.159	10.726	14
2011	10.495	8.846	2	10.587	8.941	87	10.703	9.062	287	10.726	9.086	11
2012	8.846	10.218	3	8.941	10.349	70	9.062	10.515	274	9.086	10.548	11
2013	10.218	12.177	2	10.349	12.357	42	10.515	12.587	210	10.548	12.633	12
2014	12.177	11.613	2	12.357	11.809	43	12.587	12.058	201	12.633	12.109	12
2015	11.613	10.862	2	11.809	11.068	54	12.058	11.330	187	12.109	11.383	8
2016	10.862	11.018	2	11.068	11.249	48	11.330	11.544	164	11.383	11.604	7
2017	11.018	14.264	2	11.249	14.592	45	11.544	15.013	132	11.604	15.098	5
American Funds International Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds International Growth and Income Fund - Class 2
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.823	10.907	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	10.227	14.990	9	10.907	15.032	9	N/A	N/A	N/A
2010	N/A	N/A	N/A	14.990	15.734	5	15.032	15.817	10	N/A	N/A	N/A
2011	N/A	N/A	N/A	15.734	14.100	6	15.817	14.210	16	N/A	N/A	N/A
2012	N/A	N/A	N/A	14.100	16.126	4	14.210	16.293	11	N/A	N/A	N/A
2013	N/A	N/A	N/A	16.126	18.853	5	16.293	19.095	14	N/A	N/A	N/A
2014	N/A	N/A	N/A	18.853	17.923	5	19.095	18.199	12	N/A	N/A	N/A
2015	N/A	N/A	N/A	17.923	16.609	3	18.199	16.907	12	N/A	N/A	N/A
2016	N/A	N/A	N/A	16.609	16.539	3	16.907	16.878	12	N/A	N/A	N/A
2017	N/A	N/A	N/A	16.539	20.299	3	16.878	20.767	5	N/A	N/A	N/A
American Funds International Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.435	12.083	5	10.767	12.117	37	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.083	12.207	6	12.117	12.272	83	N/A	N/A	N/A
2015	N/A	N/A	N/A	12.207	11.855	6	12.272	11.948	69	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.855	12.484	6	11.948	12.613	84	N/A	N/A	N/A
2017	N/A	N/A	N/A	12.484	14.069	6	12.613	14.251	78	N/A	N/A	N/A
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.077	11.522	3	11.609	11.569	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.522	10.470	3	11.569	10.539	1*	11.657	10.553	2
2016	N/A	N/A	N/A	10.470	11.654	3	10.539	11.761	24	10.553	11.782	1*
2017	N/A	N/A	N/A	11.654	13.161	3	11.761	13.314	24	11.782	13.345	1*
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.000	9.353	25	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.353	9.545	84	9.641	9.553	12
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.545	10.949	79	9.553	10.963	12
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.274	11.008	2	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.008	10.882	2	N/A	N/A	N/A	11.354	10.969	2
2016	N/A	N/A	N/A	10.882	10.952	2	11.004	11.052	8	10.969	11.072	2
2017	N/A	N/A	N/A	10.952	13.546	2	11.052	13.703	7	11.072	13.735	2
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.965	11.054	1*	9.989	11.127	3	N/A	N/A	N/A
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.661	11.424	2	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.424	10.807	2	N/A	N/A	N/A	11.706	10.892	1*
2016	N/A	N/A	N/A	10.807	11.253	2	11.181	11.356	16	10.892	11.377	1*
2017	N/A	N/A	N/A	11.253	13.300	2	11.356	13.456	15	11.377	13.487	1*
American Funds Managed Risk International Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.432	9.787	3	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.787	8.981	3	N/A	N/A	N/A	10.257	9.053	1*
2016	N/A	N/A	N/A	8.981	8.548	3	8.943	8.626	7	9.053	8.642	1*
2017	N/A	N/A	N/A	8.548	10.799	3	8.626	10.925	7	8.642	10.950	1*

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.006	10.283	18	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.283	10.361	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.117	9.960	2	10.361	10.026	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.026	10.383	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.274	10.288	10	10.383	10.408	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.288	10.327	10	10.408	10.473	2	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.327	10.261	10	10.473	10.432	2	N/A	N/A	N/A
American Funds Mortgage Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Fund® - Class 2
2008	14.857	8.387	1*	14.898	8.427	18	14.948	8.477	38	14.958	8.487	5
2009	8.387	12.297	1*	8.427	12.380	32	8.477	12.485	61	8.487	12.506	4
2010	12.297	14.201	1*	12.380	14.326	42	12.485	14.483	64	12.506	14.514	4
2011	14.201	11.972	1*	14.326	12.102	40	14.483	12.265	73	14.514	12.298	3
2012	11.972	13.820	1*	12.102	13.997	38	12.265	14.221	71	12.298	14.267	3
2013	13.820	15.080	1*	13.997	15.304	29	14.221	15.588	62	14.267	15.646	3
2014	15.080	13.611	1*	15.304	13.841	22	15.588	14.133	56	15.646	14.192	3
2015	13.611	12.915	1*	13.841	13.160	22	14.133	13.471	54	14.192	13.535	2
2016	12.915	13.319	1*	13.160	13.598	20	13.471	13.955	49	13.535	14.027	2
2017	13.319	16.890	1*	13.598	17.279	18	13.955	17.777	36	14.027	17.878	2
American Funds New World Fund® - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2008	10.588	11.163	3	10.618	11.218	35	10.655	11.285	86	10.661	11.298	7
2009	11.163	11.210	3	11.218	11.288	99	11.285	11.384	190	11.298	11.403	10
2010	11.210	11.614	3	11.288	11.718	133	11.384	11.847	298	11.403	11.873	14
2011	11.614	12.241	3	11.718	12.375	114	11.847	12.543	287	11.873	12.576	11
2012	12.241	12.221	3	12.375	12.379	74	12.543	12.579	304	12.576	12.618	11
2013	12.221	11.604	4	12.379	11.778	65	12.579	11.998	285	12.618	12.042	9
2014	11.604	11.939	4	11.778	12.143	58	11.998	12.400	264	12.042	12.451	9
2015	11.939	11.883	4	12.143	12.109	45	12.400	12.397	252	12.451	12.454	6
2016	11.883	11.780	4	12.109	12.029	46	12.397	12.345	230	12.454	12.408	4
2017	11.780	11.724	4	12.029	11.996	51	12.345	12.342	206	12.408	12.412	3
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 2
2008	10.364	10.346	34	10.397	10.400	8	10.428	10.457	103	N/A	N/A	N/A
2009	N/A	N/A	N/A	10.400	10.175	33	10.457	10.257	59	N/A	N/A	N/A
2010	N/A	N/A	N/A	10.175	9.953	7	10.257	10.058	39	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.953	9.719	20	10.058	9.846	19	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.719	9.498	34	9.846	9.646	32	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.498	9.282	1*	9.646	9.451	7	N/A	N/A	N/A
2014	N/A	N/A	N/A	9.282	9.063	1*	9.451	9.250	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.063	8.857	1*	9.250	9.062	93	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.857	8.679	1*	9.062	8.902	90	N/A	N/A	N/A
2017	N/A	N/A	N/A	8.679	8.559	1*	8.902	8.801	89	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.436	10.573	56	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.793	10.527	18	10.573	10.339	292	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.527	11.490	18	10.339	11.312	304	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.490	12.924	19	11.312	12.756	243	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.924	13.369	20	12.756	13.228	260	N/A	N/A	N/A
2015	N/A	N/A	N/A	13.369	12.989	20	13.228	12.884	250	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.989	13.494	20	12.884	13.419	219	N/A	N/A	N/A
2017	N/A	N/A	N/A	13.494	15.156	19	13.419	15.109	218	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	9.708	10.122	12	9.615	10.142	71	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.122	11.219	27	10.142	11.269	302	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.219	11.578	29	11.269	11.659	422	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.578	11.087	22	11.659	11.193	451	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.087	11.349	16	11.193	11.485	491	11.436	11.513	7
2017	N/A	N/A	N/A	11.349	12.443	16	11.485	12.625	441	11.513	12.661	7
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	9.988	10.184	65	9.632	10.205	16	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.184	11.707	109	10.205	11.760	191	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.707	11.745	95	11.760	11.828	258	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.745	11.127	35	11.828	11.233	283	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.127	11.245	35	11.233	11.380	231	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.245	12.844	34	11.380	13.032	210	N/A	N/A	N/A
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.677	10.276	39	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.276	11.402	51	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.402	13.188	120	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.188	13.661	126	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.661	13.279	123	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	13.279	13.863	111	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	13.863	15.982	99	N/A	N/A	N/A
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.460	10.525	4	10.356	10.447	18	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.525	11.187	2	10.447	11.132	46	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.187	11.923	14	11.132	11.894	53	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.923	12.387	8	11.894	12.388	55	N/A	N/A	N/A
2015	N/A	N/A	N/A	12.387	12.034	5	12.388	12.065	55	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.034	12.433	3	12.065	12.497	50	N/A	N/A	N/A
2017	N/A	N/A	N/A	12.433	13.412	3	12.497	13.514	48	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.639	9.685	16	N/A	N/A	N/A
2014	N/A	N/A	N/A	9.728	9.644	9	9.685	9.701	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.644	9.464	37	9.701	9.543	22	9.735	9.559	1*
2016	N/A	N/A	N/A	9.464	9.436	31	9.543	9.539	94	9.559	9.560	1*
2017	N/A	N/A	N/A	9.436	9.386	32	9.539	9.512	97	9.560	9.538	2
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Design 3
	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2008	11.020	7.610	21	11.050	7.646	41	11.088	7.692	69	11.096	7.701	1*
2009	7.610	9.244	5	7.646	9.307	64	7.692	9.385	70	7.701	9.401	2
2010	9.244	10.189	5	9.307	10.279	83	9.385	10.391	65	9.401	10.414	2
2011	10.189	10.112	5	10.279	10.221	72	10.391	10.359	54	10.414	10.387	2
2012	10.112	11.511	5	10.221	11.658	85	10.359	11.845	63	10.387	11.883	2
2013	11.511	13.949	5	11.658	14.156	85	11.845	14.419	146	11.883	14.472	2
2014	13.949	14.403	5	14.156	14.646	68	14.419	14.955	247	14.472	15.018	2
2015	14.403	14.308	5	14.646	14.579	68	14.955	14.924	260	15.018	14.994	2
2016	14.308	15.337	5	14.579	15.658	8	14.924	16.069	243	14.994	16.153	2
2017	15.337	17.465	5	15.658	17.866	5	16.069	18.381	238	16.153	18.487	2
American Funds Asset Allocation Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.088	11.674	61	N/A	N/A	N/A
American Funds Blue Chip Income and Growth Fund - Class 2
2008	N/A	N/A	N/A	10.985	6.847	10	11.023	6.888	77	11.030	6.896	10
2009	6.055	8.544	1*	6.847	8.602	16	6.888	8.674	95	6.896	8.689	23
2010	8.544	9.402	1*	8.602	9.485	29	8.674	9.589	106	8.689	9.610	22
2011	9.402	9.128	1*	9.485	9.227	23	9.589	9.351	93	9.610	9.376	21
2012	9.128	10.185	1*	9.227	10.315	29	9.351	10.481	83	9.376	10.514	21
2013	10.185	13.271	1*	10.315	13.468	28	10.481	13.718	78	10.514	13.769	13
2014	N/A	N/A	N/A	13.468	15.252	42	13.718	15.574	79	13.769	15.639	11
2015	N/A	N/A	N/A	15.252	14.534	22	15.574	14.878	84	15.639	14.948	3
2016	N/A	N/A	N/A	14.534	16.935	19	14.878	17.380	45	14.948	17.470	3
2017	N/A	N/A	N/A	16.935	19.458	15	17.380	20.019	47	17.470	20.138	3
American Funds Blue Chip Income and Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Bond Fund - Class 2
2008	10.400	9.237	1*	10.429	9.280	10	10.464	9.335	58	10.472	9.347	12
2009	9.237	10.190	3	9.280	10.259	26	9.335	10.345	112	9.347	10.363	26
2010	10.190	10.627	3	10.259	10.720	33	10.345	10.837	114	10.363	10.861	21
2011	10.627	11.047	3	10.720	11.166	31	10.837	11.316	117	10.861	11.347	20
2012	11.047	11.404	3	11.166	11.550	31	11.316	11.735	124	11.347	11.773	23
2013	11.404	10.932	3	11.550	11.094	64	11.735	11.300	157	11.773	11.342	19
2014	N/A	N/A	N/A	11.094	11.465	66	11.300	11.707	192	11.342	11.757	19
2015	N/A	N/A	N/A	11.465	11.286	34	11.707	11.553	195	11.757	11.608	4
2016	N/A	N/A	N/A	11.286	11.405	28	11.553	11.704	171	11.608	11.765	4
2017	N/A	N/A	N/A	11.405	11.606	26	11.704	11.941	152	11.765	12.009	2
American Funds Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.071	10.066	4	N/A	N/A	N/A
American Funds Capital Income Builder® - Class 4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.987	9.508	15	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.580	10.766	1*	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.490	11.684	21	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.684	11.686	24	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.686	11.391	24	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.391	11.712	25	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.712	13.783	25	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2008	N/A	N/A	N/A	10.827	10.999	154	10.857	11.057	20	10.862	11.068	6
2009	10.563	11.771	1*	10.999	11.844	159	11.057	11.936	43	11.068	11.954	12
2010	11.771	12.136	1*	11.844	12.235	163	11.936	12.361	45	11.954	12.386	8
2011	12.136	12.428	1*	12.235	12.556	164	12.361	12.717	41	12.386	12.749	7
2012	12.428	12.930	1*	12.556	13.089	165	12.717	13.291	52	12.749	13.330	6
2013	12.930	12.341	1*	13.089	12.518	109	13.291	12.742	69	13.330	12.786	4
2014	N/A	N/A	N/A	12.518	12.459	102	12.742	12.714	109	12.786	12.765	4
2015	N/A	N/A	N/A	12.459	11.734	4	12.714	12.004	113	12.765	12.058	1*
2016	N/A	N/A	N/A	11.734	11.831	4	12.004	12.134	105	12.058	12.194	1*
2017	N/A	N/A	N/A	11.831	12.410	4	12.134	12.760	103	12.194	12.830	1*
American Funds Global Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Discovery(1)
2008	12.883	6.931	2	12.919	6.964	3	12.963	7.005	21	12.971	7.013	4
2009	6.931	10.247	2	6.964	10.316	2	7.005	10.403	15	7.013	10.421	2
2010	10.247	11.058	4	10.316	11.155	2	10.403	11.277	14	10.421	11.302	2
2011	11.058	10.061	3	11.155	10.170	1*	11.277	10.307	5	11.302	10.335	2
2012	10.061	11.880	3	10.170	12.032	1*	10.307	12.225	7	10.335	12.264	1*
2013	11.880	13.802	3	12.032	13.989	1*	12.225	14.227	7	12.264	14.275	1*
American Funds Global Growth and Income Fund - Class 2
2008	N/A	N/A	N/A	12.291	7.098	41	12.333	7.140	73	12.341	7.149	10
2009	6.684	9.671	1*	7.098	9.736	46	7.140	9.818	51	7.149	9.835	6
2010	9.671	10.591	2	9.736	10.684	44	9.818	10.801	49	9.835	10.825	6
2011	10.591	9.872	2	10.684	9.979	45	10.801	10.114	46	10.825	10.141	6
2012	9.872	11.370	1*	9.979	11.516	35	10.114	11.701	38	10.141	11.738	4
2013	11.370	13.650	1*	11.516	13.853	32	11.701	14.110	30	11.738	14.162	4
2014	13.650	14.128	1*	13.853	14.366	29	14.110	14.669	41	14.162	14.731	4
2015	14.128	13.657	1*	14.366	13.913	3	14.669	14.243	35	14.731	14.309	2
2016	13.657	14.361	1*	13.913	14.661	3	14.243	15.046	27	14.309	15.124	2
2017	14.361	17.741	1*	14.661	18.144	2	15.046	18.667	28	15.124	18.774	2
American Funds Global Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Fund - Class 2
2008	12.328	7.441	1*	12.362	7.476	42	12.404	7.521	70	12.412	7.530	11
2009	7.441	10.375	1*	7.476	10.444	42	7.521	10.532	70	7.530	10.550	9
2010	10.375	11.358	2	10.444	11.457	47	10.532	11.583	72	10.550	11.608	8
2011	11.358	10.138	2	11.457	10.248	49	11.583	10.386	62	11.608	10.414	9
2012	10.138	12.174	1*	10.248	12.330	48	10.386	12.527	48	10.414	12.567	7
2013	12.174	15.407	4	12.330	15.635	43	12.527	15.926	52	12.567	15.984	7
2014	15.407	15.444	3	15.635	15.704	38	15.926	16.035	47	15.984	16.103	7
2015	15.444	16.180	2	15.704	16.485	12	16.035	16.875	37	16.103	16.955	2
2016	16.180	15.950	2	16.485	16.284	7	16.875	16.711	27	16.955	16.798	2
2017	15.950	20.544	2	16.284	21.016	6	16.711	21.621	22	16.798	21.744	2
American Funds Global Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.037	11.177	1*	N/A	N/A	N/A
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.983	12.047	12	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 2
2008	13.514	6.153	1*	13.551	6.183	5	13.597	6.219	37	13.607	6.227	3
2009	N/A	N/A	N/A	6.183	9.790	10	6.219	9.873	36	6.227	9.889	6
2010	N/A	N/A	N/A	9.790	11.765	12	9.873	11.894	33	9.889	11.920	5
2011	N/A	N/A	N/A	11.765	9.338	10	11.894	9.464	30	11.920	9.489	6
2012	N/A	N/A	N/A	9.338	10.833	7	9.464	11.007	21	9.489	11.042	5
2013	N/A	N/A	N/A	10.833	13.642	6	11.007	13.895	16	11.042	13.946	2
2014	N/A	N/A	N/A	13.642	13.676	3	13.895	13.965	24	13.946	14.023	2
2015	N/A	N/A	N/A	13.676	13.461	2	13.965	13.780	21	14.023	13.844	1*
2016	N/A	N/A	N/A	13.461	13.492	2	13.780	13.846	17	13.844	13.918	1*
2017	N/A	N/A	N/A	13.492	16.674	2	13.846	17.154	21	13.918	17.254	1*

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Small Capitalization Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.884	9.966	3	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.966	11.321	3	N/A	N/A	N/A
American Funds Growth Fund - Class 2
2008	11.748	6.448	5	11.780	6.479	41	11.820	6.517	222	11.828	6.525	18
2009	6.448	8.807	5	6.479	8.867	41	6.517	8.942	247	6.525	8.957	26
2010	8.807	10.241	5	8.867	10.331	54	8.942	10.444	245	8.957	10.467	25
2011	10.241	9.604	5	10.331	9.707	48	10.444	9.838	211	10.467	9.865	25
2012	9.604	11.092	5	9.707	11.234	46	9.838	11.415	157	9.865	11.451	24
2013	11.092	14.139	5	11.234	14.348	43	11.415	14.615	185	11.451	14.669	17
2014	14.139	15.030	3	14.348	15.284	23	14.615	15.607	217	14.669	15.672	16
2015	15.030	15.735	3	15.284	16.033	21	15.607	16.412	208	15.672	16.489	4
2016	15.735	16.879	3	16.033	17.232	19	16.412	17.684	172	16.489	17.776	4
2017	16.879	21.215	3	17.232	21.702	19	17.684	22.328	154	17.776	22.455	3
American Funds Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.869	11.130	1*	N/A	N/A	N/A
American Funds Growth-Income Fund - Class 2
2008	11.169	6.801	7	11.200	6.833	65	11.238	6.874	219	11.245	6.882	15
2009	6.801	8.744	5	6.833	8.803	64	6.874	8.878	237	6.882	8.892	19
2010	8.744	9.546	5	8.803	9.630	73	8.878	9.735	231	8.892	9.756	14
2011	9.546	9.181	5	9.630	9.280	85	9.735	9.405	199	9.756	9.430	13
2012	9.181	10.567	5	9.280	10.702	67	9.405	10.874	187	9.430	10.909	14
2013	10.567	13.821	5	10.702	14.026	59	10.874	14.287	183	10.909	14.339	15
2014	13.821	14.981	4	14.026	15.233	39	14.287	15.555	201	14.339	15.620	13
2015	14.981	14.890	4	15.233	15.172	17	15.555	15.531	210	15.620	15.603	5
2016	14.890	16.269	4	15.172	16.609	16	15.531	17.045	172	15.603	17.134	5
2017	16.269	19.509	5	16.609	19.954	14	17.045	20.529	164	17.134	20.649	3
American Funds Growth-Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.814	11.144	1*	N/A	N/A	N/A
American Funds High-Income Bond Fund - Class 2
2008	10.382	7.747	3	10.278	7.783	24	10.446	7.830	48	10.453	7.839	2
2009	7.747	10.545	3	7.783	10.617	22	7.830	10.707	46	7.839	10.725	4
2010	10.545	11.889	4	10.617	11.993	22	10.707	12.125	48	10.725	12.151	4
2011	11.889	11.871	3	11.993	11.999	23	12.125	12.161	43	12.151	12.194	4
2012	11.871	13.224	3	11.999	13.393	20	12.161	13.608	54	12.194	13.652	5
2013	13.224	13.811	3	13.393	14.016	44	13.608	14.277	106	13.652	14.330	5
2014	13.811	13.617	3	14.016	13.846	45	14.277	14.139	146	14.330	14.199	5
2015	13.617	12.367	3	13.846	12.601	3	14.139	12.899	150	14.199	12.960	1*
2016	12.367	14.260	2	12.601	14.558	3	12.899	14.941	136	12.960	15.019	1*
2017	14.260	14.933	2	14.558	15.276	2	14.941	15.717	135	15.019	15.807	1*
American Funds High-Income Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Fund - Class 2
2008	12.569	7.127	5	12.603	7.160	45	12.646	7.203	83	12.655	7.211	13
2009	7.127	9.989	5	7.160	10.057	44	7.203	10.142	83	7.211	10.159	12
2010	9.989	10.495	5	10.057	10.587	54	10.142	10.703	73	10.159	10.726	13
2011	10.495	8.846	5	10.587	8.941	60	10.703	9.062	74	10.726	9.086	14
2012	8.846	10.218	5	8.941	10.349	58	9.062	10.515	59	9.086	10.549	13
2013	10.218	12.177	5	10.349	12.357	51	10.515	12.587	61	10.549	12.634	9
2014	12.177	11.613	4	12.357	11.809	27	12.587	12.058	60	12.634	12.109	9
2015	11.613	10.862	4	11.809	11.068	18	12.058	11.330	49	12.109	11.383	2
2016	10.862	11.018	4	11.068	11.249	18	11.330	11.544	32	11.383	11.604	2
2017	11.018	14.264	4	11.249	14.592	14	11.544	15.013	28	11.604	15.098	2
American Funds International Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds International Growth and Income Fund - Class 2
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	12.830	14.989	1*	N/A	N/A	N/A	10.763	15.044	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.044	15.838	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	15.817	14.210	1*	15.838	14.236	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	14.210	16.293	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	16.293	19.095	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	19.095	18.199	10	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.199	16.907	10	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	16.907	16.878	10	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	16.878	20.767	9	N/A	N/A	N/A
American Funds International Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.829	12.117	14	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.117	12.272	23	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.272	11.948	32	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.948	12.613	68	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	12.613	14.251	212	N/A	N/A	N/A
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.205	11.569	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.569	10.539	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.539	11.761	34	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.761	13.314	17	N/A	N/A	N/A
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.161	9.204	13	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.204	10.782	13	N/A	N/A	N/A
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.446	9.353	9	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.353	9.545	23	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.545	10.949	84	N/A	N/A	N/A
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.592	11.053	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.053	10.954	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.954	11.052	3	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.052	13.703	13	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.030	9.365	88	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.365	9.582	84	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.582	11.127	86	N/A	N/A	N/A
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.900	11.163	22	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.163	11.471	83	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.471	10.878	96	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.878	11.356	96	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.356	13.456	96	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.823	10.588	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.588	9.828	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.828	9.041	6	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.041	8.626	13	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	8.626	10.925	20	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.333	10.361	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.361	10.026	9	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.026	10.383	9	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.383	10.408	11	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.408	10.473	8	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.473	10.432	8	N/A	N/A	N/A
American Funds Mortgage Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Fund® - Class 2
2008	14.857	8.387	1*	14.897	8.427	4	14.948	8.477	41	14.958	8.487	4
2009	N/A	N/A	N/A	8.427	12.380	8	8.477	12.485	39	8.487	12.506	4
2010	N/A	N/A	N/A	12.380	14.326	11	12.485	14.483	35	12.506	14.514	4
2011	N/A	N/A	N/A	14.326	12.101	9	14.483	12.265	30	14.514	12.298	4
2012	N/A	N/A	N/A	12.101	13.997	4	12.265	14.221	29	12.298	14.267	4
2013	N/A	N/A	N/A	13.997	15.304	4	14.221	15.588	40	14.267	15.645	2
2014	N/A	N/A	N/A	15.304	13.841	3	15.588	14.133	48	15.645	14.192	2
2015	N/A	N/A	N/A	13.841	13.160	3	14.133	13.471	56	14.192	13.534	1*
2016	N/A	N/A	N/A	13.160	13.597	2	13.471	13.955	52	13.534	14.027	1*
2017	N/A	N/A	N/A	13.597	17.279	2	13.955	17.777	41	14.027	17.879	1*
American Funds New World Fund® - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2008	10.588	11.165	2	10.698	11.219	10	10.654	11.285	63	10.840	11.298	9
2009	11.165	11.212	9	11.219	11.289	11	11.285	11.384	91	11.298	11.403	12
2010	11.212	11.616	4	11.289	11.719	13	11.384	11.847	111	11.403	11.873	12
2011	11.616	12.242	4	11.719	12.376	13	11.847	12.542	115	11.873	12.576	11
2012	12.242	12.222	4	12.376	12.380	13	12.542	12.578	108	12.576	12.618	13
2013	12.222	11.606	5	12.380	11.779	15	12.578	11.997	129	12.618	12.042	15
2014	11.606	11.941	1*	11.779	12.143	15	11.997	12.399	132	12.042	12.451	15
2015	11.941	11.884	1*	12.143	12.110	14	12.399	12.396	126	12.451	12.455	2
2016	11.884	11.782	1*	12.110	12.029	14	12.396	12.344	110	12.455	12.409	2
2017	11.782	11.726	1*	12.029	11.997	11	12.344	12.342	94	12.409	12.412	2
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.747	9.719	1*	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 2
2008	10.364	10.346	1*	10.412	10.396	25	10.428	10.457	5	10.435	10.469	2
2009	10.346	10.102	1*	10.396	10.171	16	10.457	10.257	5	10.469	10.274	3
2010	10.102	9.862	1*	10.171	9.949	9	10.257	10.058	4	N/A	N/A	N/A
2011	9.862	9.611	1*	9.949	9.715	12	10.058	9.846	12	N/A	N/A	N/A
2012	9.611	9.373	1*	9.715	9.494	4	9.846	9.646	8	N/A	N/A	N/A
2013	9.373	9.142	1*	9.494	9.279	5	9.646	9.451	19	N/A	N/A	N/A
2014	9.142	8.909	1*	9.279	9.059	5	9.451	9.251	14	N/A	N/A	N/A
2015	8.909	8.688	1*	9.059	8.853	1*	9.251	9.063	13	N/A	N/A	N/A
2016	8.688	8.497	1*	8.853	8.674	1*	9.063	8.903	110	N/A	N/A	N/A
2017	8.497	8.363	1*	8.674	8.554	1*	8.903	8.802	5	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.479	10.573	10	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.573	10.339	20	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.339	11.312	26	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.312	12.756	74	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.756	13.228	305	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.228	12.884	813	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	12.884	13.419	1101	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	13.419	15.109	1219	N/A	N/A	N/A

	With EEB			With EGMDB			With GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.549	11.269	9	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.269	11.659	134	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.659	11.193	169	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.193	11.485	180	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.485	12.625	179	N/A	N/A	N/A
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.073	10.205	44	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.205	11.760	182	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.760	11.828	246	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.828	11.233	176	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.233	11.380	133	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.380	13.032	109	N/A	N/A	N/A
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.566	10.677	10	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.677	10.276	10	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.276	11.402	14	N/A	N/A	N/A
2013	N/A	N/A	N/A	12.461	13.432	8	11.402	13.188	13	N/A	N/A	N/A
2014	N/A	N/A	N/A	13.432	13.879	8	13.188	13.661	17	N/A	N/A	N/A
2015	N/A	N/A	N/A	13.879	13.457	5	13.661	13.279	42	N/A	N/A	N/A
2016	N/A	N/A	N/A	13.457	14.013	4	13.279	13.863	42	N/A	N/A	N/A
2017	N/A	N/A	N/A	14.013	16.116	4	13.863	15.982	27	N/A	N/A	N/A
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.504	11.894	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.894	12.388	10	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.388	12.065	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	12.065	12.497	48	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	12.497	13.514	74	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.938	9.685	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.685	9.701	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.701	9.543	26	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.543	9.539	52	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.539	9.512	103	N/A	N/A	N/A
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix B — Discontinued Death Benefit and Living Benefit Riders
The Death Benefit and Living Benefit Riders described in this Appendix are no longer available. This Appendix contains important information for Contractowners who purchased their contract and one of the following Death Benefit or Living Benefit Riders.
Death Benefit
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Market Select® Advantage; or
•	the highest Contract Value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is added to the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB for a total annual charge of 1.85% or 1.40% depending on which contract you purchase.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Charges and Deductions for Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER® Advantage (Managed Risk) Charges. If you elect a Living Benefit Rider, there is a charge associated with that rider for as long as the rider is in effect.
Lincoln Lifetime IncomeSM Advantage 2.0 is an older version of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) which is still currently available. For more information about Lincoln Lifetime IncomeSM Advantage 2.0 please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The charge rates for the riders listed above are:
	Current Initial Annual Charge Rate		Guaranteed Maximum Annual Charge Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0; 4LATER® Advantage (Managed Risk)	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)	2.00%	2.00%

The charge:
•	is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, enhancements, and as decreased for Excess Withdrawals. (The Income Base is decreased by all withdrawals under 4LATER® Advantage (Managed Risk)); and
•	may increase every Benefit Year upon an Automatic Annual Step-up or an enhancement. (You may opt out of this increase – see details below.)
The charge will be deducted from the Contract Value on a quarterly basis. The first deduction of the charge will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Income Base.
The charge rate can change each time there is an Automatic Annual Step-up. Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual charge rate. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Advantage (Managed Risk)). This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders.
An Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Income Base as a result of the Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rider charge rate may increase each time the Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Income Base each Benefit Year, your charge rate could increase each Benefit Year, but the charge rate will never exceed the stated guaranteed maximum annual charge rate. If your charge rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under any version of 4LATER® Advantage (Managed Risk)), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your charge rate to increase) if you do not want the Enhancement.
The charge will be discontinued upon termination of the rider. However, a portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further charge will be deducted.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) (“Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
4LATER® Advantage (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
The initial charge is a percentage of the greater of the Income Base from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.40% for the EGMDB, 1.15% for the Guarantee of Principal Death Benefit and 1.10% for the Account Value Death Benefit for Design 1 contracts and 1.85% for EGMDB, 1.60% for Guarantee of Principal Death Benefit and 1.55% for Account Value Death Benefit for Design 2 and 3 contracts. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

See i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who Transition from a Prior Rider in the prospectus for an example of how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated.
Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Appendix B – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Appendix B – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage Purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge of 0.50% of Account Value, which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:
	Design 1	Design 2	Design 3
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.30%	2.75%	2.75%
Guarantee of Principal Death Benefit	2.05%	2.50%	2.50%
Account Value Death Benefit (EGMDB)	2.00%	2.45%	2.45%

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage. The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice we will decrease the percentage charge on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln SmartSecurity® Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Appendix B – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because Bonus Credits increase the Guaranteed Amount, Bonus Credits also increase the amount we deduct for the cost of the rider. Refer to Appendix B – Lincoln SmartSecurity® Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.
If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments (and Bonus Credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any applicable Bonus Credit if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who previously purchased 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Design 1	Design 2	Design 3
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.45%	2.90%	2.90%
Guarantee of Principal Death Benefit	2.20%	2.65%	2.65%
Account Value Death Benefit (EGMDB)	2.15%	2.60%	2.60%
(For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments plus applicable Bonus Credits made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
If you purchased this rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional Purchase Payments and any Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Guaranteed Amount). For example, a $10,000 additional Purchase Payment which may receive a 3% Bonus Credit will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments and any applicable Bonus Credits received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments and any Bonus Credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment and Bonus Credit. Any Purchase Payments and Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount for a Design 1 contract:
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 (= $115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10 million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59 or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments and any Bonus Credits made on that date and Persistency Credits, if any, added on that date, is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments or Bonus Credits and issue age above 59 (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10 million.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments including Bonus Credits made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59 (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals x 200%), the Guaranteed Amount is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10 million.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments and Bonus Credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made which may receive a 3% Bonus Credit, the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 59 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments or Bonus Credits and the Contractowner (single life) is older than 59 and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth Benefit Year anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
The portion of Excess Withdrawals attributed to Purchase Payments (and not Bonus Credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Deductions – Surrender Charges. Withdrawals attributed to Bonus Credits are not subject to surrender charges.
Withdrawals before age 59/65. If any withdrawal is made prior to the time the Contractowner is age 59 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59 for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% x $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments and applicable Bonus Credits made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option elected on a Design 1 contract upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Guaranteed Amount to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, any Bonus Credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment plus the amount of any Bonus Credit. The Bonus Credit is an additional amount credited to the Design 3 contract and is equal to a percentage of the Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments and Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and Bonus Credit (not to exceed the maximum); for example, a $10,000 additional Purchase Payment which may receive a 3% Bonus Credit will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges andother deductions), the rider charge and account fee plus any Purchase Payments and any Bonus Credits made on that date and Persistency Credits, if any, added on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments or Bonus Credits):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments, any Bonus Credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Paymentsand any Bonus Credits. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit if Design 3 is purchased) the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value, and no other withdrawals are taken.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of an Excess Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or

3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Excess Withdrawals will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Select Guaranteed Income Benefit. The charge (see Expense Table B), Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of i4LIFE® Advantage Select Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elected 4LATER® Advantage (Managed Risk) at the time you purchased the contract, the Income Base equals your initial Purchase Payment and any Bonus Credits. If you elected the rider after you purchased the contract, the initial Income Base equals the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments and any Bonus Credits automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income

Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base for a Design 1 contract (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Income Base will not be less than $120,750 (= $115,000 x 1.05).
Consider a further additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
This additional Purchase Payment is not eligible for the enhancement on the first Benefit year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Income Base will not be less than $130,750 (= $115,000 x 1.05 + $10,000).
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. It is possible that this could happen each Benefit Year (because the Automatic Annual Step-up provided a larger increase each year), and therefore the enhancement would not apply. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments or Bonus Credits):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, 4LATER® Advantage (Managed Risk) provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of 4LATER® Select Advantage; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or

•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected 4LATER® Advantage (Managed Risk) may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). The transition must be made prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage - i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
elected on a Design 1 contract Example:

Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
elected on a Design 1 contract Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base.

Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:

i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

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Appendix C — Guaranteed Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Guaranteed Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between September 25, 2017 and April 30, 2018
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.50%	65 – 74	5.25%
75+	5.85%	75+	5.60%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017 but prior to September 25, 2017
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after May 20, 2013 but prior to January 23, 2017
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income rate
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections prior to December 3, 2012
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%

Lincoln Lifetime IncomeSM Advantage 2.0
Guaranteed Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after April 2, 2012 but prior to December 3, 2012:
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections prior to April 2, 2012:
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Market Select® Advantage
Guaranteed Annual Income Rates by Ages:
Lincoln Market Select® Advantage applications or rider election forms signed between January 19, 2018 and April 18, 2018
Single Life Option		Joint Life Option**
Age	Guaranteed Annual Income rate*	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65 – 74	5.00%	65 – 74	4.50%
75+	5.50%	75+	5.00%
*In order to have received the rate indicated, your applications or rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

Lincoln Market Select® Advantage applications or rider election forms signed between August 29, 2016 (October 3, 2016 for existing Contractowners) and January 18, 2018
Single Life Option		Joint Life Option**
Age	Guaranteed Annual Income rate*	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*In order to have received the rate indicated, your applications or rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage
Guaranteed Annual Income Rates by Ages:
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Guaranteed Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Guaranteed Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Automatic Annual Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Guaranteed Annual Income rate in Table B.
Lincoln Max 6 SelectSM Advantage applications signed between January 19, 2018 and April 18, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life & Joint Life Option
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 74	6.50%	6.00%
75 +	7.00%	6.50%
Lincoln Max 6 SelectSM Advantage applications signed between May 22, 2017 and January 18, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life & Joint Life Option
55 – 58	4.00%	3.50%	55+	3.00%
59 – 64	5.00%	4.50%
65 – 74	6.00%	5.50%
75 +	7.00%	6.50%

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Appendix D — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections between August 29, 2016 (October 3, 2016 for existing Contractowners) and April 18, 2018, or for purchasers of Lincoln Market Select® Advantage between August 29, 2016 (October 3, 2016 for existing Contractowners) and April 18, 2018, or for purchasers of 4LATER® Select Advantage between January 9, 2017 - April 18, 2018.
Single Life Option		Joint Life Option**
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*In order to have received the percentage indicated, your applications or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of 4LATER® Advantage (Managed Risk) on or after May 20, 2013 or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013 and prior to April 30, 2018.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option**
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%

Single Life Option		Joint Life Option**
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

**	If joint life option is in effect, the younger of you and your spouse’s age applies.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%

Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

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American Legacy® Design
Lincoln National Variable Annuity Account H  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy® Design prospectus of Lincoln National Variable Annuity Account H dated May 1, 2018. You may obtain a copy of the American Legacy® Design prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.

This SAI is not a prospectus.
The date of this SAI is May 1, 2018.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln National Variable Annuity Account H comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $322,125,227, $281,844,173 and $274,962,118 to LFN and Selling Firms in 2015, 2016 and 2017 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the
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value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by
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sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2017 and 2016, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Adoption of New Accounting Standard

As discussed in Note 1 to the consolidated financial statements, in 2017 the Company changed its method of accounting for goodwill impairment.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2018

1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2017	2016
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2017 – $85,802; 2016 – $83,290)	$93,340	$87,866
Variable interest entities’ fixed maturity securities (amortized cost: 2017 – $0; 2016 – $200)	-	200
Equity securities (cost: 2017 – $247; 2016 – $260)	246	275
Trading securities	1,533	1,624
Mortgage loans on real estate	10,662	9,761
Real estate	11	12
Policy loans	2,379	2,429
Derivative investments	845	900
Other investments	2,006	2,034
Total investments	111,022	105,101
Cash and invested cash	947	2,057
Deferred acquisition costs and value of business acquired	8,408	9,143
Premiums and fees receivable	394	428
Accrued investment income	1,052	1,029
Reinsurance recoverables	6,515	6,810
Reinsurance related embedded derivatives	-	58
Funds withheld reinsurance assets	598	623
Goodwill	1,368	2,273
Other assets	7,349	6,132
Separate account assets	144,219	128,397
Total assets	$281,872	$262,051

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$22,063	$20,681
Other contract holder funds	79,481	78,106
Short-term debt	10	280
Long-term debt	2,374	2,549
Reinsurance related embedded derivatives	51	-
Funds withheld reinsurance liabilities	4,348	4,827
Deferred gain on business sold through reinsurance	41	67
Payables for collateral on investments	4,354	4,910
Other liabilities	6,486	6,414
Separate account liabilities	144,219	128,397
Total liabilities	263,427	246,231

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,713	10,696
Retained earnings	4,405	3,342
Accumulated other comprehensive income (loss)	3,327	1,782
Total stockholder’s equity	18,445	15,820
Total liabilities and stockholder’s equity	$281,872	$262,051

See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Insurance premiums	$3,018	$2,579	$2,825
Fee income	5,369	5,171	4,960
Net investment income	4,760	4,631	4,611
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(18)	(141)	(75)
Portion of loss recognized in other comprehensive income	-	41	25
Net other-than-temporary impairment losses on securities recognized in earnings	(18)	(100)	(50)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(438)	(410)	(172)
Total realized gain (loss)	(456)	(510)	(222)
Amortization of deferred gain on business sold through reinsurance	18	69	69
Other revenues	439	403	440
Total revenues	13,148	12,343	12,683
Expenses
Interest credited	2,558	2,527	2,472
Benefits	4,818	4,247	4,529
Commissions and other expenses	3,967	4,005	4,109
Interest and debt expense	126	116	105
Strategic digitization expense	43	8	-
Impairment of intangibles	905	-	-
Total expenses	12,417	10,903	11,215
Income (loss) before taxes	731	1,440	1,468
Federal income tax expense (benefit)	(1,287)	267	295
Net income (loss)	2,018	1,173	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	1,547	692	(2,090)
Funded status of employee benefit plans	(2)	(1)	2
Total other comprehensive income (loss), net of tax	1,545	691	(2,088)
Comprehensive income (loss)	$3,563	$1,864	$(915)

See accompanying Notes to Consolidated Financial Statements

3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Common Stock
Balance as of beginning-of-year	$10,696	$10,677	$10,652
Stock compensation/issued for benefit plans	17	19	25
Balance as of end-of-year	10,713	10,696	10,677

Retained Earnings
Balance as of beginning-of-year	3,342	3,118	3,066
Net income (loss)	2,018	1,173	1,173
Dividends declared	(955)	(949)	(1,121)
Balance as of end-of-year	4,405	3,342	3,118

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,782	1,091	3,179
Other comprehensive income (loss), net of tax	1,545	691	(2,088)
Balance as of end-of-year	3,327	1,782	1,091
Total stockholder’s equity as of end-of-year	$18,445	$15,820	$14,886

See accompanying Notes to Consolidated Financial Statements

4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities
Net income (loss)	$2,018	$1,173	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(17)	55	(176)
Trading securities purchases, sales and maturities, net	120	165	143
Change in premiums and fees receivable	34	(49)	101
Change in accrued investment income	19	8	(18)
Change in future contract benefits and other contract holder funds	(2,062)	(2,036)	868
Change in reinsurance related assets and liabilities	1,001	542	(1,060)
Change in federal income tax accruals	(1,502)	146	170
Realized (gain) loss	456	511	222
Amortization of deferred gain on business sold through reinsurance	(18)	(69)	(69)
Change in cash management agreement	(277)	(66)	351
Impairment of intangibles	905	-	-
Other	177	262	45
Net cash provided by (used in) operating activities	854	642	1,750

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(9,887)	(10,791)	(8,858)
Sales of available-for-sale securities	1,773	3,076	1,329
Maturities of available-for-sale securities	5,790	5,290	4,265
Purchases of alternative investments	(357)	(302)	(324)
Sales and repayments of alternative investments	184	238	177
Proceeds from affiliate transfer of alternative investments	66	-	-
Issuance of mortgage loans on real estate	(2,047)	(2,127)	(1,944)
Repayment and maturities of mortgage loans on real estate	1,145	877	816
Issuance and repayment of policy loans, net	49	91	125
Net change in collateral on investments and derivatives	(374)	435	638
Proceeds from sale of subsidiary/business	-	-	75
Other	(123)	(99)	(78)
Net cash provided by (used in) investing activities	(3,781)	(3,312)	(3,779)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(290)	(250)	(4)
Issuance of long-term debt, net of issuance costs	75	-	-
Issuance (payment) of short-term debt	(270)	190	88
Proceeds from sales leaseback transaction	62	85	47
Deposits of fixed account values, including the fixed portion of variable	10,775	10,030	10,745
Withdrawals of fixed account values, including the fixed portion of variable	(5,764)	(5,449)	(6,062)
Transfers to and from separate accounts, net	(1,787)	(1,308)	(2,474)
Common stock issued for benefit plans	(29)	(22)	(14)
Dividends paid	(955)	(949)	(1,121)
Net cash provided by (used in) financing activities	1,817	2,327	1,205

Net increase (decrease) in cash and invested cash	(1,110)	(343)	(824)
Cash and invested cash as of beginning-of-year	2,057	2,400	3,224
Cash and invested cash as of end-of-year	$947	$2,057	$2,400

See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

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Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and

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mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

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In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

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We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default.  Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest

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once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

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DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are

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accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Prior to October 1, 2017, we performed a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  In Step 1 of the evaluation, if the fair value estimate of the reporting unit was greater than the carrying value, then the carrying value of the reporting unit was deemed to be recoverable, and Step 2 was not required.  If the fair value estimate was less than the carrying value, we applied Step 2 to determine the implied fair value of goodwill for the reporting unit.  If the implied fair value of the reporting unit’s goodwill was lower than its carrying amount, goodwill was impaired and written down to its fair value.

Effective with our early adoption of new accounting guidance for goodwill impairment during the fourth quarter of 2017, as discussed in Note 2, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

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We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

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The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2017 and 2016, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $57 million, $59 million and $67 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We recognized the gain related to these transactions over the period over which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

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For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2015 through 2017 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

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Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S.  consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

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2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  We adopted the guidance in this ASU prospectively.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  We adopted this ASU using a modified retrospective basis applied to existing debt instruments.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying a quantitative test (referred to in previous guidance as Step 1).  As part of the quantitative test, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

Early adopted as of our October 1, 2017 goodwill impairment measurement date. There were no impairment indicators during the first three quarters of 2017.

We recognized a goodwill impairment of $905 million during the fourth quarter of 2017 related to our Life Insurance segment reported in the impairment of intangibles line item on our Consolidated Statements of Comprehensive Income (Loss).  For more information regarding our goodwill impairment, see Note 10.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although these amendments will supersede nearly all existing revenue recognition guidance under GAAP, ASU 2014-09 will not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.  Retrospective, or modified retrospective, application is required.

January 1, 2018

Our revenue within the scope of this standard primarily includes commissions and advisory fees earned by our broker dealer operation.  We will adopt this ASU using the modified retrospective method.  The adoption of ASU 2014-09 will not have a material impact on our consolidated financial condition or results of operations.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments will be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings in the period of adoption.  Financial statement disclosures will be updated prospectively.

January 1, 2018

The current carrying value of our equity securities within the scope of ASU 2016-01 is $110 million. Upon adoption, we will prospectively recognize the change in fair value of these equity securities in current period earnings. The cumulative effective adjustment of adopting ASU 2016-01 will not have a material impact on our consolidated financial condition.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We continue to gather information to determine our leases that are within the scope of this standard. We do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We will amend classifications in our Consolidated Statements of Cash Flows upon adoption of this ASU.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	This amendment is not expected to have a material impact on our consolidated financial condition or results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

These amendments require that an entity report the service cost component of employee pension and postretirement benefit plans in the same line item as other compensation costs from services rendered by the applicable employees during the period.  The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.  ASU 2017-07 requires retrospective adoption related to the presentation of net periodic pension cost and postretirement benefit cost.

		January 1, 2018	The adoption of this ASU will not have an effect on our consolidated financial condition or results of operations.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-09, Compensation – Stock Compensation: Scope of Modification Accounting

These amendments provide guidance when changes to the terms or conditions of a share-based payment award would require modification accounting.  An entity should account for the effects of a modification unless the following are the same immediately before and after the modification:  (a) the fair value of the award, (b) the vesting conditions of the award and (c) the classification of the award as an equity instrument or a liability instrument.  These amendments are to be applied prospectively to awards modified on or after the effective date.  Early adoption is permitted.

		January 1, 2018	The impacts of adopting this standard are prospective. The adoption of this ASU will not impact our consolidated financial condition or results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.
ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments allow a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (the “Tax Act”) of 2017.  An entity that elects to reclassify these amounts must reclassify the stranded tax effects related to the change in the federal corporate income tax rate for all items accounted for in OCI.  Additional disclosures will be required for entities that elect to reclassify stranded tax effects.  The ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted.  An entity that elects to early adopt in an annual or interim period after the period of enactment can choose to apply the ASU retrospective to each period impacted or in the period of adoption.

		January 1, 2018	Upon adoption of this ASU, we will reclassify approximately $600 million of stranded tax effects resulting from the new federal income rate from AOCI to retained earnings.

3.  Dispositions

Lincoln Financial Media Company

On July 16, 2015, we closed on the sale of Lincoln Financial Media Company to Entercom Communications Corp.  (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.    During 2015, we recognized a loss of $2 million, after-tax, reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) related to finalizing the transaction.

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4.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We invested in the Class 1 notes of a credit-linked note (“CLN”) structure, which represented a special purpose trust combining ABS with credit default swaps to produce multi-class structured securities.

Because the note holders did not have voting rights or similar rights, we determined that the entity issuing the CLN was a VIE, and as a note holder, our interest represented a variable interest.  We had the power to direct the most significant activity affecting the performance of the CLN structure and we had the ability to actively manage the reference portfolios underlying the credit default swaps.  We concluded that we were the primary beneficiary of the VIE associated with the CLN.

As of March 2017, our $200 million CLN matured ending our exposure to this VIE.  We no longer reflect the assets and liabilities associated with this VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2017			As of December 31, 2016
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$-	N/A	$-	$200
Credit default swaps	-	-	-	1	200	-
Total assets	-	$-	$-	1	$200	$200

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon our review of our VIE AFS fixed maturity security for OTTI, there was no impairment prior to maturity in March 2017.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2017	2016
Non-Qualifying Hedges
Credit default swaps	$-	$4
Contingent forwards	-	-
Total non-qualifying hedges (1)	$-	$4

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2017, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

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Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.4 billion and $1.3  billion as of December 31, 2017 and 2016, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $31  million and $37 million as of December 31, 2017 and 2016, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million for the years ended December 31, 2017 and 2016.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2017.

5.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs’ fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2017, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,268	$3,305
Due after one year through five years	17,472	18,099
Due after five years through ten years	17,059	17,708
Due after ten years	42,604	48,610
Subtotal	80,403	87,722
Structured securities (ABS, MBS, CLOs)	5,399	5,618
Total fixed maturity AFS securities	$85,802	$93,340

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable
preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $669 million for the year ended December 31, 2017.  As discussed further below, we believe the unrealized loss position as of December 31, 2017, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2017, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2017, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$411	$363	$360
Increases attributable to:
Credit losses on securities for which an OTTI
was not previously recognized	13	83	19
Credit losses on securities for which an OTTI
was previously recognized	7	16	15
Decreases attributable to:
Securities sold, paid down or matured	(73)	(51)	(31)
Balance as of end-of-year	$358	$411	$363

During 2017,  2016 and 2015, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2017
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$17	$7	$24	$31
ABS	173	26	199	102
RMBS	245	21	266	178
CMBS	13	2	15	39
CLOs	11	5	16	5
State and municipal bonds	-	-	-	3
Total	$459	$61	$520	$358

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

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Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2017	2016
Fixed maturity securities:
Corporate bonds	$1,250	$1,275
ABS	15	19
U.S. government bonds	115	164
Foreign government bonds	23	23
RMBS	85	95
CMBS	2	2
CLOs	3	6
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	23
Total trading securities	$1,533	$1,624

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2017,  2016 and 2015,  was $8  million, $(3) million and $(96)  million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 21% and 20%, respectively, and Texas, which accounted for 12% and 11%, respectively, of mortgage loans on real estate as of December 31, 2017 and 2016.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2017	2016
Current	$10,662	$9,762
60 to 90 days past due	-	-
Greater than 90 days past due	3	-
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Unamortized premium (discount)	-	1
Total carrying value	$10,662	$9,761

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2017	2016
Number of impaired mortgage loans on real estate	3	2

Principal balance of impaired mortgage loans on real estate	$11	$7
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Carrying value of impaired mortgage loans on real estate	$8	$5

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$2	$2	$3
Additions	1	-	-
Charge-offs, net of recoveries	-	-	(1)
Balance as of end-of-year	$3	$2	$2

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The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Average carrying value for impaired
mortgage loans on real estate	$6	$6	$17
Interest income recognized on impaired
mortgage loans on real estate	-	-	1
Interest income collected on impaired
mortgage loans on real estate	-	-	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

	As of December 31, 2017			As of December 31, 2016
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$9,563	89.7%	2.27	$8,604	88.1%	2.16
65% to 74%	1,000	9.4%	1.94	1,009	10.3%	1.87
75% to 100%	91	0.8%	0.97	143	1.5%	0.86
Greater than 100%	8	0.1%	0.82	5	0.1%	1.04
Total mortgage loans on real estate	$10,662	100.0%		$9,761	100.0%

Alternative Investments

As of December 31, 2017 and 2016, alternative investments included investments in 221 and 202 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities	$4,048	$4,019	$3,981
Equity AFS securities	12	11	9
Trading securities	88	94	102
Mortgage loans on real estate	433	413	385
Real estate	1	1	1
Policy loans	134	139	150
Invested cash	11	12	3
Commercial mortgage loan prepayment
and bond make-whole premiums	138	115	98
Alternative investments	165	75	88
Consent fees	6	5	5
Other investments	5	4	6
Investment income	5,041	4,888	4,828
Investment expense	(281)	(257)	(217)
Net investment income	$4,760	$4,631	$4,611

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Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities: (1)
Gross gains	$17	$65	$41
Gross losses	(63)	(227)	(94)
Equity AFS securities:
Gross gains	6	8	3
Gross losses	-	(1)	-
Gain (loss) on other investments	(10)	(62)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(21)	(24)	(26)
Total realized gain (loss) related to certain investments, pre-tax	$(71)	$(241)	$(83)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(13)	$(80)	$(42)
ABS	(2)	(5)	(6)
RMBS	(2)	(10)	(7)
CMBS	(2)	(1)	(1)
State and municipal bonds	(1)	(3)	-
Total fixed maturity securities	(20)	(99)	(56)
Equity securities	-	(1)	-
Gross OTTI recognized in net income (loss)	(20)	(100)	(56)
Associated amortization of DAC, VOBA, DSI and DFEL	2	-	6
Net OTTI recognized in net income (loss), pre-tax	$(18)	$(100)	$(50)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$-	$53	$29
Change in DAC, VOBA, DSI and DFEL	-	(12)	(4)
Net portion of OTTI recognized in OCI, pre-tax	$-	$41	$25

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2017 and 2016, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2017 and 2016, 96% and 95%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.4 billion and $3.7 billion, respectively, and a fair value of $3.4 billion and $3.6 billion, respectively.  As of December 31, 2017 and 2016, 98% and 96%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our ABS portfolio rated below investment grade had an amortized cost of $43 million and $87 million, respectively, and a fair value of $41 million and $73 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2017 and 2016, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

31

Determination of Credit Losses on MBS

As of December 31, 2017 and 2016, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$701	$701	$813	$813
Securities pledged under securities lending agreements (2)	222	213	217	209
Securities pledged under repurchase agreements (3)	531	554	530	555
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,900	4,235	3,350	4,947
Total payables for collateral on investments	$4,354	$5,703	$4,910	$6,524

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2017	2016	2015
Collateral payable for derivative investments	$(112)	$(481)	$(283)
Securities pledged under securities lending agreements	5	(25)	38
Securities pledged under repurchase agreements	1	(144)	69
Investments pledged for FHLBI	(450)	995	430
Total increase (decrease) in payables for collateral on investments	$(556)	$345	$254

32

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Total	-	100	281	150	531
Securities Lending
Corporate bonds	222	-	-	-	222
Total	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$384	$146	$530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total gross secured borrowings	$217	$-	$384	$146	$747

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2017, the fair value of all collateral received that we are permitted to sell or re-pledge was $175  million.  As of December 31, 2017, we have re-pledged $174 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2017, our investment commitments were $1.3 billion, which included $752 million of LPs, $196 million of private placement securities and $320 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2017 and 2016, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.5 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $930  million and $1.1 billion, respectively, or 1% of our invested assets portfolio.  These concentrations include both AFS and trading securities.

As of December 31, 2017 and 2016, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $14.3 billion and $13.0 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio, and our investments in securities in the utilities industry with a fair value of $13.8 billion and $12.8 billion, respectively, or 12%  of our invested assets portfolio.  These concentrations include both AFS and trading securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

33

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

34

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

35

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risk. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

36

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2017			As of December 31, 2016
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,544	$45	$16	$2,089	$68	$77
Foreign currency contracts (1)	1,804	79	79	1,177	153	10
Total cash flow hedges	3,348	124	95	3,266	221	87
Fair value hedges:
Interest rate contracts (1)	563	-	174	637	-	182
Non-Qualifying Hedges
Interest rate contracts (1)	72,937	657	127	70,290	985	701
Foreign currency contracts (1)	22	-	-	14	-	-
Equity market contracts (1)	30,918	562	557	28,142	542	616
Credit contracts (1)	52	-	-	66	-	-
Embedded derivatives:
GLB direct (2) (3)	-	903	-	-	-	371
GLB ceded (2) (3)	-	51	954	-	371	-
Reinsurance related (4)	-	-	51	-	58	-
Indexed annuity and IUL contracts (2) (5)	-	11	1,418	-	-	1,139
Total derivative instruments	$107,840	$2,308	$3,376	$102,415	$2,177	$3,096

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2017
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$7,748	$20,953	$31,378	$14,965	$-	$75,044
Foreign currency contracts (2)	22	247	423	1,090	44	1,826
Equity market contracts	18,746	9,520	485	15	2,152	30,918
Credit contracts	-	52	-	-	-	52
Total derivative instruments
with notional amounts	$26,516	$30,772	$32,286	$16,070	$2,196	$107,840

(1)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 2047.
(2)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

37

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	43	(165)	(202)
Foreign currency contracts	20	(10)	17
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	5	(190)
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-period	$27	$93	$157

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

38

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$5	$8
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Total cash flow hedges	31	24	14
Fair value hedges:
Interest rate contracts (1)	(23)	(28)	(30)
Interest rate contracts (2)	7	16	(198)
Total fair value hedges	(16)	(12)	(228)
Non-Qualifying Hedges
Interest rate contracts (2)	103	181	304
Foreign currency contracts (2)	-	(14)	(11)
Equity market contracts (2)	(1,427)	(1,253)	(118)
Equity market contracts (3)	28	12	1
Credit contracts (2)	1	(5)	(6)
Embedded derivatives:
Reinsurance related (2)	(141)	(57)	221
Indexed annuity and IUL contracts (2)	(400)	(120)	(57)
Total derivative instruments	$(1,821)	$(1,244)	$120

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Offset to net investment income	$22	16	14
Offset to realized gain (loss)	9	8	-

As of December 31, 2017,  $28 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2017 and 2016, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

39

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2017
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52
					1	$1	$52

As of December 31, 2016
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Single name credit default swaps	3/20/2017 (5)	(6)	(4)	BBB+	2	-	40
					2	$-	$40

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(5)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(6)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2017	2016
Maximum potential payout	$52	$40
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$52	$40

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2017, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2017, and December 31, 2016, our exposure was zero and $5 million, respectively.

40

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2017		As of December 31, 2016
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$116	$(1)	$53	$(32)
A+	178	(453)	10	(217)
A	170	(48)	394	(335)
A-	237	-	67	-
BBB+	-	(4)	289	-
	$701	$(506)	$813	$(584)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

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	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Current	$118	$25	$71
Deferred	(1,405)	242	224
Federal income tax expense (benefit)	$(1,287)	$267	$295

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Tax rate times pre-tax income	$256	$504	$514
Effect of:
Tax-preferred investment income	(280)	(196)	(192)
Tax credits	(29)	(28)	(26)
Change in uncertain tax positions	(17)	(11)	1
Excess tax benefits from share-based
compensation	(8)	(4)	-
Goodwill impairment	316	-	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(1,526)	-	-
Other items	1	2	(2)
Federal income tax expense (benefit)	$(1,287)	$267	$295
Effective tax rate	-176%	19%	20%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  The tax-preferred investment income relates primarily to the separate account dividends-received deduction.  The tax benefit associated with the separate account dividends-received deduction was $264  million,  $175 million and $188 million for the years ended December 31, 2017,  2016 and 2015.  Tax benefits for uncertain tax positions for the year ended December 31, 2017, were primarily attributable to the release of reserves for tax contingencies associated with a  prior tax year that closed during 2017.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the new 21% marginal corporate income tax rate and recognized $1.5 billion in tax benefit in 2017.  We continue to review and analyze the provisions of the Tax Act, including the actual and potential impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.  The impact of the Tax Act may differ from existing amounts due to, among other things, changes in interpretations and assumptions we have made and guidance that may be issued by regulatory authorities.  The

42

Securities and Exchange Commission has issued rules that allow for a one year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, any adjustments to amounts recorded as a result of the Tax Act will be made during 2018.    We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2017	2016
Current	$206	$164
Deferred	(2,391)	(3,062)
Total federal income tax asset (liability)	$(2,185)	$(2,898)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2017	2016
Deferred Tax Assets
Future contract benefits and other contract holder funds	$580	$986
Reinsurance related embedded derivative asset	11	-
Compensation and benefit plans	123	187
Tax credits	76	85
Other	8	19
Total deferred tax assets	$798	$1,277
Deferred Tax Liabilities
DAC	$1,112	$2,038
VOBA	105	306
Net unrealized gain on AFS securities	1,579	1,596
Net unrealized gain on trading securities	39	65
Intangibles	9	20
Investment activity	118	125
Deferred gain on business sold through reinsurance	35	51
Reinsurance related embedded derivative asset	-	20
Other	192	118
Total deferred tax liabilities	$3,189	$4,339
Net deferred tax asset (liability)	$(2,391)	$(3,062)

As of December 31, 2017,  we had $73 million of alternative minimum tax credits that are not subject to expiration and $3 million of research and development credits that expire in 2036.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2017 and 2016,  $11 million and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2017	2016
Balance as of beginning-of-year	$1	$10
Increases for prior year tax positions	9	-
Increases for current year tax positions	1	1
Decreases for expiring statutes	-	(10)
Balance as of end-of-year	$11	$1

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2017,  2016 and 2015, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,  $(2) million and $1 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2017 and 2016.

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We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2014 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$8,269	$8,620	$7,527
Business acquired (sold) through reinsurance	-	-	38
Deferrals	1,345	1,339	1,483
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(879)	(813)
Unlocking	61	(276)	(232)
Adjustment related to realized (gains) losses	(55)	(51)	(44)
Adjustment related to unrealized (gains) losses	(789)	(484)	661
Balance as of end-of-year	$7,909	$8,269	$8,620

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$874	$873	$628
Business acquired (sold) through reinsurance	-	-	(22)
Deferrals	7	3	8
Amortization:
Amortization, excluding unlocking	(105)	(105)	(128)
Unlocking	(48)	36	(82)
Accretion of interest (1)	52	52	56
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(280)	17	414
Balance as of end-of-year	$499	$874	$873

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2017, was as follows:

2018	$49
2019	51
2020	65
2021	65
2022	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$293	$301	$285
Deferrals	29	25	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(30)	(28)	(33)
Unlocking	(4)	(2)	2
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	1	(1)	19
Balance as of end-of-year	$287	$293	$301

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$1,855	$1,923	$1,365
Deferrals	753	628	537
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(383)	(345)	(299)
Unlocking	(3)	(63)	(66)
Adjustment related to realized (gains) losses	(18)	(11)	(8)
Adjustment related to unrealized (gains) losses	(775)	(277)	394
Balance as of end-of-year	$1,429	$1,855	$1,923

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2017	2016	2015
Direct insurance premiums and fee income	$10,103	$9,373	$9,354
Reinsurance assumed	101	105	83
Reinsurance ceded	(1,817)	(1,728)	(1,652)
Total insurance premiums and fee income	$8,387	$7,750	$7,785

Direct insurance benefits	$6,669	$6,112	$6,304
Reinsurance recoveries netted against benefits	(1,851)	(1,865)	(1,775)
Total benefits	$4,818	$4,247	$4,529

We and LLANY cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2017, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2017.  Approximately 35% and 36% of our total individual life in-force amount was reinsured as of December 31, 2017 and 2016, respectively.  Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2017 and 2016, the reserves associated with these reinsurance arrangements totaled $541 million and $584 million, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $6.5  billion and $6.8 billion as of December 31, 2017 and 2016, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.9 billion and $2.2 billion as of December 31, 2017 and 2016, respectively.  Swiss Re has funded a trust, with a balance of $2.5 billion as of December 31, 2017, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2017, included $269 million and $46 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.1 billion as of December 31, 2017 and 2016.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2017.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets and amortized the gain over the period which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.  We amortized $15 million, after-tax, of deferred gain on business sold through reinsurance during 2017 and $48 million during 2016 and 2015, respectively.

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10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	(905)	634
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$(905)	$1,368

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  As discussed in Note 2, our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2017		As of December 31, 2016
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$47	$100	$43
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$47	$105	$43

(1)	No amortization recorded as the intangible asset has indefinite life.

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Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2017, was as follows:

2018	$4
2019	4
2020	4
2021	4
2022	4
Thereafter	33

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2017 (1)	2016 (1)
Return of Net Deposits
Total account value	$96,941	$87,707
Net amount at risk (2)	81	824
Average attained age of contract holders	64 years	63 years

Minimum Return
Total account value	$108	$105
Net amount at risk (2)	18	22
Average attained age of contract holders	76 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,596	$24,605
Net amount at risk (2)	417	782
Average attained age of contract holders	70 years	69 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$110	$115	$89
Changes in reserves	8	34	52
Benefits paid	(18)	(39)	(26)
Balance as of end-of-year	$100	$110	$115

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2017	2016
Asset Type
Domestic equity	$59,647	$50,337
International equity	20,837	16,714
Fixed income	40,626	37,795
Total	$121,110	$104,846

Percent of total variable annuity
separate account values	99%	99%

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Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 32% and 36% of total life insurance in-force reserves as of December 31, 2017 and 2016, respectively.  UL and VUL products with secondary guarantees represented 27% of total sales for the year ended December 31, 2017, and 33% for the years ended December 31, 2016 and 2015.

12.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2017	2016
Short-Term Debt
Short-term debt (1)	$10	$280

Long-Term Debt, Excluding Current Portion
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	$-	$240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	573	533
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	-
4.20% surplus note, due 2037	50	-
LIBOR + 100 bps surplus note, due 2037	325	375
Total surplus notes	2,374	2,549
Total long-term debt	$2,374	$2,549

(1)	The short-term debt represents short-term notes payable to LNC.

During 2017, we recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2017, were as follows:

2018	$-
2019	-
2020	-
2021	-
2022	-
Thereafter	2,374
Total	$2,374

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note called for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate (“LIBOR”) + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we had the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  On September 27, 2017, we executed the right to repay the surplus note in whole totaling $240 million to LNC using dividends from subsidiaries and other items.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

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On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2017, was $573 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  In fourth quarter of 2017, we executed the right to repay the surplus note in part totaling $50 million to LNC.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2017
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$275
LOC facility (1)	Aug-2031	990	945
LOC facility (1)	Oct-2031	1,023	1,020
Total		$4,513	$2,240

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, we refinanced the existing credit agreement with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) ourselves and LLANY for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

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The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

13.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2017.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2017, we estimate the aggregate range of reasonably possible losses to be up to approximately $50  million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the

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range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.    For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York(“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., filed in the U.S. District Court for the Southern District of New York, No. 1:17-cv-04843, is a civil action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs alleged that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs voluntarily dismissed this action without prejudice on November 14, 2017.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Tutor v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-04150, is a putative class action filed on September 18, 2017. Plaintiff owns a universal life insurance policy originally issued by former Jefferson-Pilot (now LNL).  Plaintiff alleges that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Trinchero, et al. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-00765, is a putative class action filed on February 22, 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2017, we extended the Radnor lease with a new term expiring in 2024.  Additionally, in 2017, we extended the Fort Wayne lease with a new term expiring in 2029.  In 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.  Furthermore, in 2016, we renegotiated the Hartford lease with a new term expiring in 2028.

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Total rental expense on operating leases for the years ended December 31, 2017,  2016 and 2015, was $36 million, $37 million and $35 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2017, were as follows:

2018	$31
2019	31
2020	27
2021	24
2022	19
Thereafter	66
Total	$198

Capital Leases

In 2017 and 2016, we entered into sale-leaseback transactions on $62 million and $85 million, respectively, (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2017 and 2016, was $101 million and $92 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2017, were as follows:

2018	$7
2019	90
2020	52
2021	62
2022	63
Thereafter	28
Total minimum lease payments	302
Less: Amount representing interest	26
Present value of minimum lease payments	$276

Vulnerability from Concentrations

As of December 31, 2017, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 14%,  21% and 18% of Annuities’ variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented approximately 40%,  41% and 42% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%,  23% and 20% of variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented 47%,  47% and 48% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(10) million as of December 31, 2017 and 2016, respectively.

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14.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,687	$934	$3,054
Unrealized holding gains (losses) arising during the year	2,872	1,549	(4,386)
Change in foreign currency exchange rate adjustment	134	(100)	(45)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(703)	(460)	1,293
Income tax benefit (expense)	(745)	(351)	1,095
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(40)	(155)	147
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(22)	(28)
Income tax benefit (expense)	21	62	(42)
Balance as of end-of-year	$3,283	$1,687	$934
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$22	$19	$19
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	(53)	(29)
Change in DAC, VOBA, DSI and DFEL	-	12	4
Income tax benefit (expense)	-	14	8
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	34	51	43
Change in DAC, VOBA, DSI and DFEL	(7)	(7)	(17)
Income tax benefit (expense)	(10)	(15)	(9)
Balance as of end-of-year	$39	$22	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Unrealized holding gains (losses) arising during the year	63	(175)	(185)
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	24	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-year	$27	$93	$157
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(20)	$(19)	$(21)
Adjustment arising during the year	(4)	(2)	3
Income tax benefit (expense)	2	1	(1)
Balance as of end-of-year	$(22)	$(20)	$(19)

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The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(40)	$(155)	$147	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(22)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(59)	(177)	119	operations before taxes
Income tax benefit (expense)	21	62	(42)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(38)	$(115)	$77	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$5	$3	$2	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(1)	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	3	2	operations before taxes
Income tax benefit (expense)	(1)	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$3	$2	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$5	$(190)	Net investment income
Interest rate contracts	-	1	-	Total realized gain (loss)
Foreign currency contracts	18	11	6	Net investment income
Foreign currency contracts	9	7	-	Total realized gain (loss)
Total gross reclassifications	31	24	(184)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(2)	2	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	29	22	(182)	operations before taxes
Income tax benefit (expense)	(10)	(8)	64	Federal income tax expense (benefit)
Reclassifications, net of income tax	$19	$14	$(118)	Net income (loss)

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15.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Total realized gain (loss) related to certain investments (1)	$(71)	$(241)	$(83)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(155)	(66)	123
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(22)	(1)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(4)	14
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(174)	(166)	(161)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(34)
Realized gain (loss) on sale of subsidiaries/businesses (4)	-	-	(3)
Total realized gain (loss)	$(456)	$(510)	$(222)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 5.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)	See “Lincoln Financial Media Company” in Note 3.

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Commissions	$1,998	$1,927	$2,082
General and administrative expenses	1,715	1,623	1,683
Expenses associated with reserve financing and unrelated LOCs	57	40	32
DAC and VOBA deferrals and interest, net of amortization	(390)	(170)	(292)
Broker-dealer expenses	329	320	329
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	-	28
Taxes, licenses and fees	254	261	243
Total	$3,967	$4,005	$4,109

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2018.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $5 million,  $3 million and $3 million during 2017, 2016 and 2015, respectively.  In 2018, we expect to make benefit payments of approximately $11 million for these plans.

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Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2017	2016	2017	2016

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$111	$117	$7	$7
Projected benefit obligation	119	117	12	11
Funded status	$(8)	$-	$(5)	$(4)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$2	$-	$-
Other liabilities	(8)	(2)	(5)	(4)
Net amount recognized	$(8)	$-	$(5)	$(4)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets	4.75%	5.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2017, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2017	2016

Fixed maturity securities:
Corporate bonds	$1	$21
U.S. government bonds	105	93
U.S. government mortgage-backed
securities	3	-
Cash and invested cash	2	2
Other investments	7	8
Total	$118	$124

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $7 million, $9 million and $30 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $85  million,  $83  million and $79  million, for the years ended December 31, 2017, 2016 and 2015, respectively.

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Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.    Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $27  million, $22  million and $12 million for the years ended December 31, 2017, 2016 and 2015, respectively.    For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2017	2016
Total liabilities (1)	$517	$440
Investments dedicated to fund liabilities (2)	182	159

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to service-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) by award type for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Stock options	$9	$9	$7
Performance shares	12	10	11
SARs	2	3	-
RSUs	24	22	21
Total	$47	$44	$39

Recognized tax benefit	$16	$15	$14

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

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	As of December 31,
	2017	2016
U.S. capital and surplus	$8,074	$8,017

	For the Years Ended December 31,
	2017	2016	2015
U.S. net gain (loss) from operations, after-tax	$1,312	$1,088	$583
U.S. net income (loss)	1,452	982	786
U.S. dividends to LNC holding company	954	950	1,121

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments and increased other revenue, partially offset by unfavorable reserve strain on certain products.

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2017 and 2016.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2017.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2017.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2017	2016
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$54	$79
Conservative valuation rate on certain annuities	(50)	(49)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,965	2,855
LLC notes and variable value surplus notes	1,585	-
Excess of loss reinsurance treaties	185	-

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  We began phasing in the increase in reserves in 2013 at $90 million per year over five years.  As of December 31, 2017, we completed the phased in increase in reserves over five years, for a total of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of

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statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2017, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.2 billion in 2018 without prior approval from the respective state commissioners.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

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20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$93,340	$93,340	$87,866	$87,866
VIEs’ fixed maturity securities	-	-	200	200
Equity securities	246	246	275	275
Trading securities	1,533	1,533	1,624	1,624
Mortgage loans on real estate	10,662	10,773	9,761	9,719
Derivative investments (1)	845	845	900	900
Other investments	2,006	2,006	2,034	2,034
Cash and invested cash	947	947	2,057	2,057
Reinsurance related embedded derivatives	-	-	58	58
Other assets:
GLB direct embedded derivatives	903	903	-	-
GLB ceded embedded derivatives	51	51	371	371
Indexed annuity ceded embedded derivatives	11	11	-	-
Separate account assets	144,219	144,219	128,397	128,397

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,418)	(1,418)	(1,139)	(1,139)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(592)	(592)	(629)	(629)
Account values of certain investment contracts	(32,332)	(36,161)	(31,475)	(35,647)
Short-term debt	(10)	(10)	(280)	(280)
Long-term debt	(2,374)	(2,677)	(2,549)	(2,739)
Reinsurance related embedded derivatives	(51)	(51)	-	-
Other liabilities:
Derivative liabilities (1)	(455)	(455)	(738)	(738)
GLB direct embedded derivatives	-	-	(371)	(371)
GLB ceded embedded derivatives	(954)	(954)	-	-

Benefit Plans’ Assets (2)	118	118	124	124

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

60

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2017 and 2016, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016, and we noted no changes in our valuation methodologies between these periods.

61

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

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	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs’ fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets – GLB ceded embedded derivatives	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB direct embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans’ Assets	$-	$124	$-	$124

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (4)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (4)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

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	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded embedded derivatives (4)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (5)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (5)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (4)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

65

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – GLB ceded embedded derivatives (4)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (5)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (5)	(3)	(6)	-	-	-	(9)
GLB direct embedded derivatives (4)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

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The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

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The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Derivative investments	$(266)	$(432)	$(102)
Embedded derivatives:
Indexed annuity and IUL contracts	(14)	(16)	(84)
Other assets – GLB ceded	1,904	1,122	(244)
Other liabilities – GLB direct	(1,904)	(1,122)	244
VIEs’ liabilities – derivative instruments	-	4	9
Credit default swaps	-	-	(6)
Total, net (1)	$(280)	$(444)	$(183)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred
securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

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	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2017, 2016 and 2015, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

69

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2017:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,395	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	21.0%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Foreign government bonds	78	Discounted cash flow	Liquidity/duration adjustment (1)	1.7%	-	3.4%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	1.8%
Equity AFS securities	22	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	4.9%
Other assets:
GLB direct and ceded
embedded derivatives	954	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	11	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,418)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(954)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

70

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; and strategic digitization expense.

71

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

72

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Operating revenues:
Annuities	$4,034	$3,710	$3,815
Retirement Plan Services	1,152	1,092	1,090
Life Insurance	6,128	5,798	5,484
Group Protection	2,200	2,129	2,356
Other Operations	263	301	335
Excluded realized gain (loss), pre-tax	(630)	(690)	(400)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	1	3	3
Total revenues	$13,148	$12,343	$12,683

	For the Years Ended December 31,
	2017	2016	2015
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,072	$971	$1,032
Retirement Plan Services	142	121	134
Life Insurance	522	464	296
Group Protection	103	65	42
Other Operations	(30)	-	(73)
Excluded realized gain (loss), after-tax	(409)	(450)	(260)
Gain (loss) on early extinguishment of debt, after-tax	(3)	-	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	2	2
Net impact from the Tax Cuts and Jobs Act	1,526	-	-
Impairment of intangibles, after-tax	(905)	-	-
Net income (loss)	$2,018	$1,173	$1,173

73

	For the Years Ended December 31,
	2017	2016	2015
Net Investment Income
Annuities	$982	$983	$977
Retirement Plan Services	893	855	842
Life Insurance	2,496	2,403	2,390
Group Protection	167	176	183
Other Operations	222	214	219
Total net investment income	$4,760	$4,631	$4,611

	For the Years Ended December 31,
	2017	2016	2015
Amortization of DAC and VOBA, Net of Interest
Annuities	$402	$310	$284
Retirement Plan Services	26	27	29
Life Insurance	455	709	806
Group Protection	79	126	80
Total amortization of DAC and VOBA, net of interest	$962	$1,172	$1,199

	For the Years Ended December 31,
	2017	2016	2015
Federal Income Tax Expense (Benefit)
Annuities	$198	$261	$281
Retirement Plan Services	50	43	46
Life Insurance	236	210	118
Group Protection	55	35	23
Other Operations	(78)	(42)	(33)
Excluded realized gain (loss)	(220)	(241)	(141)
Gain (loss) on early extinguishment of debt	(2)	-	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	1	1
Net impact from the Tax Cuts and Jobs Act	(1,526)	-	-
Total federal income tax expense (benefit)	$(1,287)	$267	$295

	As of December 31,
	2017	2016
Assets
Annuities	$144,035	$132,956
Retirement Plan Services	37,077	34,346
Life Insurance	81,565	75,868
Group Protection	4,033	4,007
Other Operations	15,162	14,874
Total assets	$281,872	$262,051

74

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Interest paid	$123	$91	$106
Income taxes paid (received)	215	121	125
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	74	42	54
Other assets received in our financing transaction	-	-	252
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	109	124	123
Carrying value of liability	(109)	(124)	(123)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

2016
Total revenues	$2,885	$2,930	$3,181	$3,347
Total expenses	2,781	2,677	2,739	2,706
Net income (loss)	125	219	359	470

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

75

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2017	2016
Assets with affiliates:
Accrued inter-company interest receivable	$8	$8	Accrued investment income
Bonds	1,444	1,611	Fixed maturity AFS securities
Limited partnerships	(66)	-	Other investments
Ceded reinsurance contracts	(188)	(191)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,152	2,148	Reinsurance recoverables
Ceded reinsurance contracts	8	112	Reinsurance related embedded derivatives
Ceded reinsurance contracts	39	207	Other assets
Cash management agreement	441	164	Other assets
Service agreement receivable	15	27	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	29	26	Other liabilities
Assumed reinsurance contracts	32	31	Future contract benefits
Assumed reinsurance contracts	400	403	Other contract holder funds
Service agreement payable	8	34	Other liabilities
Ceded reinsurance contracts	(47)	(47)	Other contract holder funds
Ceded reinsurance contracts	2,587	2,851	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(166)	(171)	Deferred gain on business sold
			through reinsurance
Ceded reinsurance contracts	984	84	Other liabilities
Inter-company short-term debt	10	280	Short-term debt
Inter-company long-term debt	2,374	2,549	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2017	2016	2015
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(393)	$(389)	$(411)	Insurance premiums
reinsurance contracts
Net investment income on inter-company notes	42	38	31	Net investment income
Fees for management of general account	(100)	(117)	(109)	Net investment income
Net investment income on ceded funds withheld treaties	(84)	(69)	(62)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1,055)	(516)	664	Realized gain (loss)
Reinsurance related settlements	951	488	(881)	Realized gain (loss)
Other gains (losses)	(150)	(93)	157	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(299)	(424)	(478)	Benefits
Ceded reinsurance contracts	(12)	(14)	(15)	Commissions and other
				expenses
Service agreement payments	3	76	42	Commissions and other
				expenses
Interest expense on inter-company debt	120	111	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	67	61	59	Interest credited

76

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2017.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $610 million and $320 million as of December 31, 2017 and 2016, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

On January 19, 2018, LNL and, for the limited purposes set forth therein, LNC, entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company (“LMIC”), Liberty Mutual Fire Insurance Company (collectively with LMIC, “Sellers”), for the limited purposes set forth therein, Liberty Mutual Group Inc. (“Liberty”), Protective Life Insurance Company (“Reinsurer”), and for the limited purposes set forth therein, Protective Life Corporation, to acquire all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty Life”), which currently operates Liberty’s Group Benefits Business (the “Liberty Group Business”) and Individual Life and Annuity Business (the “Liberty Life Business”), for cash consideration of approximately $3.3 billion (the “Liberty Transaction”).

The consideration includes approximately $1.4 billion total net investment for the Liberty Group Business, including a purchase price of $1.0 billion and $425 million in required capital.  The remaining components of the payment to Sellers include $410 million of individual life and annuity value paid by Reinsurer, $1.2 billion associated with excess capital in Liberty Life and $211 million of tax items.

Additionally, pursuant to the Master Transaction Agreement, Liberty Life and Reinsurer agreed to enter into a reinsurance agreement (the “Reinsurance Agreement”) and related ancillary documents at the closing of the Liberty Transaction.  On the terms and subject to the conditions of the Reinsurance Agreement, Liberty Life will cede to Reinsurer, effective as of the closing of the Liberty Transaction, the insurance policies relating to the Liberty Life Business.  The aggregate statutory reserves of Liberty Life to be ceded to Reinsurer as of the closing of the Liberty Transaction are expected to be approximately $13 billion.  To support its obligations under the Reinsurance Agreement, Reinsurer will establish a trust account for the benefit of LNL.

The Liberty Transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals and the execution of the Reinsurance Agreement and related ancillary documents.  LNL expects the Liberty Transaction to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.  We have requested regulatory approval for the Liberty Transaction and expect to receive such approval in due course.

77

Lincoln National Variable Annuity Account H

Lincoln National Variable Annuity Account H

Statements of assets and liabilities

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds Asset Allocation Fund - Class 1	$385,394,949	$—	$385,394,949	$307,887	$45,129	$385,041,933
American Funds Asset Allocation Fund - Class 2	3,004,003,559	—	3,004,003,559	124,064	353,389	3,003,526,106
American Funds Asset Allocation Fund - Class 4	54,406,260	11,075	54,417,335	—	7,229	54,410,106
American Funds Blue Chip Income and Growth Fund - Class 1	119,581,162	—	119,581,162	187,730	14,347	119,379,085
American Funds Blue Chip Income and Growth Fund - Class 2	2,787,621,163	—	2,787,621,163	1,289,959	332,452	2,785,998,752
American Funds Blue Chip Income and Growth Fund - Class 4	12,043,280	35,845	12,079,125	—	1,407	12,077,718
American Funds Bond Fund - Class 1	128,677,327	78,389	128,755,716	—	15,620	128,740,096
American Funds Bond Fund - Class 2	2,527,435,378	720,713	2,528,156,091	—	307,957	2,527,848,134
American Funds Bond Fund - Class 4	22,925,805	85,511	23,011,316	—	2,908	23,008,408
American Funds Capital Income Builder® - Class 4	160,443,563	58,396	160,501,959	—	18,355	160,483,604
American Funds Global Balanced Fund - Class 2	202,798,129	—	202,798,129	25,919	25,126	202,747,084
American Funds Global Balanced Fund - Class 4	8,380,965	—	8,380,965	371	1,140	8,379,454
American Funds Global Bond Fund - Class 1	35,233,026	10,119	35,243,145	—	4,522	35,238,623
American Funds Global Bond Fund - Class 2	1,013,290,901	318,574	1,013,609,475	—	128,512	1,013,480,963
American Funds Global Bond Fund - Class 4	1,483,262	—	1,483,262	—	155	1,483,107
American Funds Global Growth and Income Fund - Class 1	59,108,266	15,017	59,123,283	—	7,057	59,116,226
American Funds Global Growth and Income Fund - Class 2	1,250,730,955	—	1,250,730,955	435,740	151,802	1,250,143,413
American Funds Global Growth and Income Fund - Class 4	8,485,664	—	8,485,664	22	932	8,484,710
American Funds Global Growth Fund - Class 1	109,153,870	—	109,153,870	100,913	12,720	109,040,237
American Funds Global Growth Fund - Class 2	1,638,493,937	—	1,638,493,937	434,753	197,861	1,637,861,323
American Funds Global Growth Fund - Class 4	10,762,043	32,882	10,794,925	—	1,318	10,793,607
American Funds Global Growth PortfolioSM - Class 4	26,397,379	—	26,397,379	831	3,094	26,393,454
American Funds Global Small Capitalization Fund - Class 1	69,213,049	—	69,213,049	217,379	8,034	68,987,636
American Funds Global Small Capitalization Fund - Class 2	809,187,851	—	809,187,851	226,454	97,448	808,863,949
American Funds Global Small Capitalization Fund - Class 4	3,517,766	25,033	3,542,799	—	363	3,542,436
American Funds Growth and Income PortfolioSM - Class 4	128,558,359	210,601	128,768,960	—	17,285	128,751,675
American Funds Growth Fund - Class 1	1,341,465,849	—	1,341,465,849	149,304	154,380	1,341,162,165
American Funds Growth Fund - Class 2	5,351,798,274	—	5,351,798,274	1,671,807	665,889	5,349,460,578
American Funds Growth Fund - Class 4	36,643,127	120,584	36,763,711	—	4,317	36,759,394
American Funds Growth-Income Fund - Class 1	1,327,998,430	—	1,327,998,430	774,385	153,525	1,327,070,520
American Funds Growth-Income Fund - Class 2	5,236,330,932	—	5,236,330,932	1,378,799	620,077	5,234,332,056

See accompanying notes.

Lincoln National Variable Annuity Account H

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds Growth-Income Fund - Class 4	$28,557,333	$52,813	$28,610,146	$—	$3,339	$28,606,807
American Funds High-Income Bond Fund - Class 1	88,922,001	3,034	88,925,035	—	10,271	88,914,764
American Funds High-Income Bond Fund - Class 2	739,864,509	—	739,864,509	152,728	89,160	739,622,621
American Funds High-Income Bond Fund - Class 4	2,096,991	—	2,096,991	—	234	2,096,757
American Funds International Fund - Class 1	458,094,901	—	458,094,901	484,469	52,331	457,558,101
American Funds International Fund - Class 2	1,614,775,475	—	1,614,775,475	518,249	201,821	1,614,055,405
American Funds International Fund - Class 4	9,565,567	32,322	9,597,889	—	1,129	9,596,760
American Funds International Growth and Income Fund - Class 1	15,105,919	—	15,105,919	173	1,816	15,103,930
American Funds International Growth and Income Fund - Class 2	232,526,704	—	232,526,704	9,689	27,976	232,489,039
American Funds International Growth and Income Fund - Class 4	2,856,502	—	2,856,502	209	346	2,855,947
American Funds Managed Risk Asset Allocation Fund - Class P2	861,505,895	—	861,505,895	65,767	120,869	861,319,259
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	326,137,302	63,744	326,201,046	—	45,197	326,155,849
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	239,283,891	281,361	239,565,252	—	30,439	239,534,813
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	821,043,622	303,049	821,346,671	—	100,361	821,246,310
American Funds Managed Risk Growth Fund - Class P2	262,570,671	163,783	262,734,454	—	35,771	262,698,683
American Funds Managed Risk Growth PortfolioSM - Class P2	866,192,126	379,473	866,571,599	—	106,004	866,465,595
American Funds Managed Risk Growth- Income Fund - Class P2	181,572,617	14,504	181,587,121	—	24,699	181,562,422
American Funds Managed Risk International Fund - Class P2	135,697,876	182,497	135,880,373	—	18,773	135,861,600
American Funds Mortgage Fund - Class 2	60,596,927	—	60,596,927	72,517	7,957	60,516,453
American Funds Mortgage Fund - Class 4	3,169,762	1,426	3,171,188	—	423	3,170,765
American Funds New World Fund® - Class 1	49,320,703	—	49,320,703	48,644	5,824	49,266,235
American Funds New World Fund® - Class 2	717,212,710	—	717,212,710	227,640	88,795	716,896,275
American Funds New World Fund® - Class 4	4,476,533	34,767	4,511,300	—	480	4,510,820
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	94,368,344	46,919	94,415,263	—	11,164	94,404,099
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	1,404,694,945	345,516	1,405,040,461	—	180,388	1,404,860,073
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	10,781,125	29,018	10,810,143	—	1,508	10,808,635
American Funds Ultra-Short Bond Fund - Class 1	27,737,094	43,978	27,781,072	—	3,204	27,777,868
American Funds Ultra-Short Bond Fund - Class 2	231,965,970	—	231,965,970	439,808	28,215	231,497,947
American Funds Ultra-Short Bond Fund - Class 4	2,462,798	—	2,462,798	—	269	2,462,529
LVIP American Balanced Allocation Fund - Service Class	800,145,960	—	800,145,960	557,762	105,992	799,482,206

See accompanying notes.

Lincoln National Variable Annuity Account H

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP American Balanced Allocation Fund - Standard Class	$25,992,290	$—	$25,992,290	$69	$3,309	$25,988,912
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,837,844,721	52,986	1,837,897,707	—	234,001	1,837,663,706
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	3,587,620,633	—	3,587,620,633	534,400	457,963	3,586,628,270
LVIP American Growth Allocation Fund - Service Class	826,413,891	—	826,413,891	308,704	107,889	825,997,298
LVIP American Growth Allocation Fund - Standard Class	14,085,652	—	14,085,652	—	1,997	14,083,655
LVIP American Income Allocation Fund - Service Class	198,208,837	143,570	198,352,407	—	26,403	198,326,004
LVIP American Income Allocation Fund - Standard Class	8,579,359	—	8,579,359	10	1,004	8,578,345
LVIP American Preservation Fund - Service Class	615,696,264	136,966	615,833,230	—	84,124	615,749,106

See accompanying notes.

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Lincoln National Variable Annuity Account H

Statements of operations

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Asset Allocation Fund - Class 1	$6,611,891	$(5,443,122)	$1,168,769	$16,000,867
American Funds Asset Allocation Fund - Class 2	44,689,624	(42,517,441)	2,172,183	85,833,211
American Funds Asset Allocation Fund - Class 4	619,723	(506,794)	112,929	38,142
American Funds Blue Chip Income and Growth Fund - Class 1	2,547,881	(1,750,699)	797,182	5,906,732
American Funds Blue Chip Income and Growth Fund - Class 2	52,848,991	(39,037,057)	13,811,934	90,038,422
American Funds Blue Chip Income and Growth Fund - Class 4	160,698	(44,780)	115,918	3,633
American Funds Bond Fund - Class 1	2,793,403	(1,943,702)	849,701	359,960
American Funds Bond Fund - Class 2	48,656,130	(37,585,316)	11,070,814	951,353
American Funds Bond Fund - Class 4	276,974	(84,489)	192,485	178
American Funds Capital Income Builder® - Class 4	3,766,639	(2,070,081)	1,696,558	599,208
American Funds Global Balanced Fund - Class 2	1,773,238	(2,849,964)	(1,076,726)	3,721,068
American Funds Global Balanced Fund - Class 4	68,367	(65,512)	2,855	23,667
American Funds Global Bond Fund - Class 1	193,926	(550,395)	(356,469)	(2,920)
American Funds Global Bond Fund - Class 2	3,540,751	(15,541,577)	(12,000,826)	(348,158)
American Funds Global Bond Fund - Class 4	4,654	(5,510)	(856)	65
American Funds Global Growth and Income Fund - Class 1	1,322,135	(824,529)	497,606	2,376,285
American Funds Global Growth and Income Fund - Class 2	25,132,730	(18,016,282)	7,116,448	58,690,830
American Funds Global Growth and Income Fund - Class 4	138,205	(32,267)	105,938	12,604
American Funds Global Growth Fund - Class 1	917,277	(1,454,708)	(537,431)	3,252,512
American Funds Global Growth Fund - Class 2	10,161,164	(23,421,763)	(13,260,599)	53,011,458
American Funds Global Growth Fund - Class 4	44,565	(40,388)	4,177	4,453
American Funds Global Growth PortfolioSM - Class 4	106,254	(277,495)	(171,241)	345,951
American Funds Global Small Capitalization Fund - Class 1	433,950	(924,024)	(490,074)	1,029,577
American Funds Global Small Capitalization Fund - Class 2	3,382,763	(11,470,394)	(8,087,631)	12,583,453
American Funds Global Small Capitalization Fund - Class 4	1,726	(11,064)	(9,338)	4,032
American Funds Growth and Income PortfolioSM - Class 4	1,323,455	(1,636,615)	(313,160)	1,407,923
American Funds Growth Fund - Class 1	9,445,008	(17,982,417)	(8,537,409)	46,307,021
American Funds Growth Fund - Class 2	25,531,687	(78,587,744)	(53,056,057)	168,196,063
American Funds Growth Fund - Class 4	106,123	(149,277)	(43,154)	4,507
American Funds Growth-Income Fund - Class 1	20,533,523	(18,103,754)	2,429,769	45,191,325
American Funds Growth-Income Fund - Class 2	69,563,037	(73,267,878)	(3,704,841)	127,126,302
American Funds Growth-Income Fund - Class 4	262,015	(114,451)	147,564	2,880
American Funds High-Income Bond Fund - Class 1	6,080,839	(1,316,989)	4,763,850	(863,307)
American Funds High-Income Bond Fund - Class 2	49,213,084	(11,159,456)	38,053,628	(3,761,080)
American Funds High-Income Bond Fund - Class 4	92,507	(8,217)	84,290	676
American Funds International Fund - Class 1	6,429,583	(6,043,390)	386,193	9,833,578
American Funds International Fund - Class 2	19,188,546	(23,937,825)	(4,749,279)	28,240,391
American Funds International Fund - Class 4	79,120	(33,640)	45,480	8,316
American Funds International Growth and Income Fund - Class 1	348,470	(206,027)	142,443	109,815
American Funds International Growth and Income Fund - Class 2	4,857,470	(3,290,798)	1,566,672	3,195,988
American Funds International Growth and Income Fund - Class 4	45,452	(11,095)	34,357	3,543
American Funds Managed Risk Asset Allocation Fund - Class P2	6,265,495	(13,747,698)	(7,482,203)	7,900,087
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	4,644,123	(5,411,980)	(767,857)	3,823,397
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	1,225,360	(2,892,536)	(1,667,176)	1,470,804
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	8,296,926	(10,360,489)	(2,063,563)	5,853,193
American Funds Managed Risk Growth Fund - Class P2	672,907	(3,762,915)	(3,090,008)	2,333,295
American Funds Managed Risk Growth PortfolioSM - Class P2	6,478,541	(10,818,476)	(4,339,935)	5,156,692
American Funds Managed Risk Growth-Income Fund - Class P2	1,652,682	(2,731,937)	(1,079,255)	861,740
American Funds Managed Risk International Fund - Class P2	823,586	(1,923,746)	(1,100,160)	505,109
American Funds Mortgage Fund - Class 2	865,811	(976,216)	(110,405)	12,062
American Funds Mortgage Fund - Class 4	26,994	(10,872)	16,122	(131)
American Funds New World Fund® - Class 1	534,979	(662,906)	(127,927)	1,011,227
American Funds New World Fund® - Class 2	6,236,144	(10,458,088)	(4,221,944)	15,402,808
American Funds New World Fund® - Class 4	25,826	(14,902)	10,924	4,829
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	1,490,755	(1,418,837)	71,918	39,112
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	18,635,180	(22,226,756)	(3,591,576)	(3,297,849)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	94,315	(82,072)	12,243	2,141

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Asset Allocation Fund - Class 1	$17,212,974	$33,213,841	$18,567,559	$52,950,169
American Funds Asset Allocation Fund - Class 2	135,212,154	221,045,365	180,206,067	403,423,615
American Funds Asset Allocation Fund - Class 4	1,369,810	1,407,952	1,897,320	3,418,201
American Funds Blue Chip Income and Growth Fund - Class 1	4,464,947	10,371,679	6,267,166	17,436,027
American Funds Blue Chip Income and Growth Fund - Class 2	100,689,588	190,728,010	183,836,222	388,376,166
American Funds Blue Chip Income and Growth Fund - Class 4	19,537	23,170	654,086	793,174
American Funds Bond Fund - Class 1	1,906,381	2,266,341	(26,750)	3,089,292
American Funds Bond Fund - Class 2	37,172,616	38,123,969	4,335,679	53,530,462
American Funds Bond Fund - Class 4	9,058	9,236	(241,596)	(39,875)
American Funds Capital Income Builder® - Class 4	—	599,208	12,855,166	15,150,932
American Funds Global Balanced Fund - Class 2	5,914,967	9,636,035	21,970,552	30,529,861
American Funds Global Balanced Fund - Class 4	221,122	244,789	256,902	504,546
American Funds Global Bond Fund - Class 1	213,713	210,793	2,022,273	1,876,597
American Funds Global Bond Fund - Class 2	6,151,401	5,803,243	57,260,799	51,063,216
American Funds Global Bond Fund - Class 4	940	1,005	1,802	1,951
American Funds Global Growth and Income Fund - Class 1	991,680	3,367,965	8,521,923	12,387,494
American Funds Global Growth and Income Fund - Class 2	21,406,972	80,097,802	175,874,000	263,088,250
American Funds Global Growth and Income Fund - Class 4	14,801	27,405	215,976	349,319
American Funds Global Growth Fund - Class 1	3,029,420	6,281,932	20,604,681	26,349,182
American Funds Global Growth Fund - Class 2	47,691,301	100,702,759	319,870,552	407,312,712
American Funds Global Growth Fund - Class 4	11,856	16,309	399,451	419,937
American Funds Global Growth PortfolioSM - Class 4	418,269	764,220	3,703,904	4,296,883
American Funds Global Small Capitalization Fund - Class 1	—	1,029,577	13,730,194	14,269,697
American Funds Global Small Capitalization Fund - Class 2	—	12,583,453	164,151,379	168,647,201
American Funds Global Small Capitalization Fund - Class 4	—	4,032	186,150	180,844
American Funds Growth and Income PortfolioSM - Class 4	1,364,929	2,772,852	9,868,396	12,328,088
American Funds Growth Fund - Class 1	122,624,088	168,931,109	144,174,908	304,568,608
American Funds Growth Fund - Class 2	499,105,514	667,301,577	598,460,203	1,212,705,723
American Funds Growth Fund - Class 4	248,961	253,468	1,686,014	1,896,328
American Funds Growth-Income Fund - Class 1	82,123,621	127,314,946	116,459,759	246,204,474
American Funds Growth-Income Fund - Class 2	327,969,531	455,095,833	505,030,390	956,421,382
American Funds Growth-Income Fund - Class 4	138,171	141,051	1,295,842	1,584,457
American Funds High-Income Bond Fund - Class 1	—	(863,307)	1,433,426	5,333,969
American Funds High-Income Bond Fund - Class 2	—	(3,761,080)	5,375,668	39,668,216
American Funds High-Income Bond Fund - Class 4	—	676	(73,496)	11,470
American Funds International Fund - Class 1	5,001,691	14,835,269	98,896,296	114,117,758
American Funds International Fund - Class 2	18,259,749	46,500,140	368,153,759	409,904,620
American Funds International Fund - Class 4	4,442	12,758	350,704	408,942
American Funds International Growth and Income Fund - Class 1	—	109,815	2,638,904	2,891,162
American Funds International Growth and Income Fund - Class 2	—	3,195,988	41,607,851	46,370,511
American Funds International Growth and Income Fund - Class 4	—	3,543	59,290	97,190
American Funds Managed Risk Asset Allocation Fund - Class P2	7,706,559	15,606,646	87,220,852	95,345,295
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	5,022,826	8,846,223	30,156,745	38,235,111
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	—	1,470,804	27,441,117	27,244,745
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	1,287,611	7,140,804	87,329,605	92,406,846
American Funds Managed Risk Growth Fund - Class P2	3,813,140	6,146,435	44,300,116	47,356,543
American Funds Managed Risk Growth PortfolioSM - Class P2	15,870,344	21,027,036	88,503,996	105,191,097
American Funds Managed Risk Growth-Income Fund - Class P2	6,842,923	7,704,663	21,008,763	27,634,171
American Funds Managed Risk International Fund - Class P2	1,284,794	1,789,903	25,118,769	25,808,512
American Funds Mortgage Fund - Class 2	376,232	388,294	(526,767)	(248,878)
American Funds Mortgage Fund - Class 4	658	527	(41,993)	(25,344)
American Funds New World Fund® - Class 1	—	1,011,227	10,311,242	11,194,542
American Funds New World Fund® - Class 2	—	15,402,808	155,697,509	166,878,373
American Funds New World Fund® - Class 4	—	4,829	178,035	193,788
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	—	39,112	314,965	425,995
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	—	(3,297,849)	7,358,613	469,188
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	—	2,141	(125,970)	(111,586)

Lincoln National Variable Annuity Account H

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Ultra-Short Bond Fund - Class 1	$136,291	$(351,526)	$(215,235)	$(6,413)
American Funds Ultra-Short Bond Fund - Class 2	650,182	(3,648,200)	(2,998,018)	(333,196)
American Funds Ultra-Short Bond Fund - Class 4	1,472	(10,133)	(8,661)	191
LVIP American Balanced Allocation Fund - Service Class	14,320,944	(12,462,978)	1,857,966	8,127,979
LVIP American Balanced Allocation Fund - Standard Class	553,843	(390,851)	162,992	227,635
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	32,722,065	(28,523,747)	4,198,318	12,475,541
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	47,812,226	(54,599,859)	(6,787,633)	22,230,051
LVIP American Growth Allocation Fund - Service Class	12,662,476	(12,646,946)	15,530	10,746,091
LVIP American Growth Allocation Fund - Standard Class	261,779	(226,196)	35,583	82,575
LVIP American Income Allocation Fund - Service Class	3,916,097	(3,080,827)	835,270	848,924
LVIP American Income Allocation Fund - Standard Class	197,789	(110,961)	86,828	5,228
LVIP American Preservation Fund - Service Class	7,298,869	(9,950,547)	(2,651,678)	(226,903)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Ultra-Short Bond Fund - Class 1	$—	$(6,413)	$36,347	$(185,301)
American Funds Ultra-Short Bond Fund - Class 2	—	(333,196)	782,172	(2,549,042)
American Funds Ultra-Short Bond Fund - Class 4	—	191	(74)	(8,544)
LVIP American Balanced Allocation Fund - Service Class	19,808,851	27,936,830	60,991,123	90,785,919
LVIP American Balanced Allocation Fund - Standard Class	639,313	866,948	2,043,474	3,073,414
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	—	12,475,541	157,612,651	174,286,510
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	—	22,230,051	460,911,299	476,353,717
LVIP American Growth Allocation Fund - Service Class	26,199,582	36,945,673	76,174,289	113,135,492
LVIP American Growth Allocation Fund - Standard Class	442,003	524,578	1,339,708	1,899,869
LVIP American Income Allocation Fund - Service Class	2,997,220	3,846,144	10,036,164	14,717,578
LVIP American Income Allocation Fund - Standard Class	132,064	137,292	416,094	640,214
LVIP American Preservation Fund - Service Class	—	(226,903)	488,236	(2,390,345)

Lincoln National Variable Annuity Account H

Statements of changes in net assets

Years Ended December 31, 2016 and 2017

	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Asset Allocation Fund - Class 2 Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 2 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 4 Subaccount	American Funds Bond Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$395,805,012	$2,845,379,619	$—	$110,485,607	$2,536,971,366	$—	$141,865,774
Changes From Operations:
• Net investment income (loss)	1,379,952	4,857,854	—	921,014	13,748,560	—	575,196
• Net realized gain (loss) on investments	24,731,172	131,830,981	—	12,397,283	283,736,211	—	1,093,417
• Net change in unrealized appreciation or depreciation on investments	3,745,287	76,171,905	—	5,120,631	108,976,461	—	914,784
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,856,411	212,860,740	—	18,438,928	406,461,232	—	2,583,397
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,174,295	88,649,871	—	900,535	37,073,134	—	849,906
• Contract withdrawals and transfers to annuity reserves	(43,215,806)	(290,252,911)	—	(11,267,172)	(261,163,007)	—	(13,292,863)
• Contract transfers	(13,362,577)	22,960,226	—	3,530,426	(51,162,361)	—	2,653,769
	(50,404,088)	(178,642,814)	—	(6,836,211)	(275,252,234)	—	(9,789,188)
Annuity Reserves:
• Annuity Payments	(598,524)	(717,720)	—	(47,909)	(291,872)	—	(140,418)
• Receipt (reimbursement) of mortality guarantee adjustment	(24,469)	(16,154)	—	(57,604)	2,467	—	5,612
	(622,993)	(733,874)	—	(105,513)	(289,405)	—	(134,806)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(51,027,081)	(179,376,688)	—	(6,941,724)	(275,541,639)	—	(9,923,994)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,170,670)	33,484,052	—	11,497,204	130,919,593	—	(7,340,597)
NET ASSETS AT DECEMBER 31, 2016	374,634,342	2,878,863,671	—	121,982,811	2,667,890,959	—	134,525,177
Changes From Operations:
• Net investment income (loss)	1,168,769	2,172,183	112,929	797,182	13,811,934	115,918	849,701
• Net realized gain (loss) on investments	33,213,841	221,045,365	1,407,952	10,371,679	190,728,010	23,170	2,266,341
• Net change in unrealized appreciation or depreciation on investments	18,567,559	180,206,067	1,897,320	6,267,166	183,836,222	654,086	(26,750)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,950,169	403,423,615	3,418,201	17,436,027	388,376,166	793,174	3,089,292
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,932,940	23,840,980	39,232,641	532,546	26,598,259	7,861,370	720,621
• Contract withdrawals and transfers to annuity reserves	(38,882,789)	(301,941,931)	(671,032)	(9,563,598)	(282,982,226)	(51,926)	(13,728,240)
• Contract transfers	(6,232,386)	160,031	12,430,296	(10,985,825)	(13,482,504)	3,475,100	4,206,553
	(42,182,235)	(277,940,920)	50,991,905	(20,016,877)	(269,866,471)	11,284,544	(8,801,066)
Annuity Reserves:
• Annuity Payments	(491,628)	(808,863)	—	(35,967)	(410,769)	—	(94,387)
• Receipt (reimbursement) of mortality guarantee adjustment	131,285	(11,397)	—	13,091	8,867	—	21,080
	(360,343)	(820,260)	—	(22,876)	(401,902)	—	(73,307)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,542,578)	(278,761,180)	50,991,905	(20,039,753)	(270,268,373)	11,284,544	(8,874,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,407,591	124,662,435	54,410,106	(2,603,726)	118,107,793	12,077,718	(5,785,081)
NET ASSETS AT DECEMBER 31, 2017	$385,041,933	$3,003,526,106	$54,410,106	$119,379,085	$2,785,998,752	$12,077,718	$128,740,096

See accompanying notes.

	American Funds Bond Fund - Class 2 Subaccount	American Funds Bond Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Global Balanced Fund - Class 2 Subaccount	American Funds Global Balanced Fund - Class 4 Subaccount	American Funds Global Bond Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$2,616,464,630	$—	$82,114,318	$165,507,069	$—	$39,032,347
Changes From Operations:
• Net investment income (loss)	4,448,205	—	1,871,759	(406,571)	—	(307,530)
• Net realized gain (loss) on investments	12,883,066	—	(738,916)	1,198,564	—	(11,499)
• Net change in unrealized appreciation or depreciation on investments	20,386,296	—	361,391	3,823,971	—	971,583
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,717,567	—	1,494,234	4,615,964	—	652,554
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	29,099,483	—	17,849,790	10,735,540	—	107,479
• Contract withdrawals and transfers to annuity reserves	(259,700,275)	—	(7,063,660)	(12,662,670)	—	(3,162,043)
• Contract transfers	72,719,797	—	35,755,568	5,239,268	—	(1,646,169)
	(157,880,995)	—	46,541,698	3,312,138	—	(4,700,733)
Annuity Reserves:
• Annuity Payments	(229,004)	—	(6,185)	(5,982)	—	(28,981)
• Receipt (reimbursement) of mortality guarantee adjustment	(12,680)	—	1,215	1,290	—	231
	(241,684)	—	(4,970)	(4,692)	—	(28,750)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(158,122,679)	—	46,536,728	3,307,446	—	(4,729,483)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,405,112)	—	48,030,962	7,923,410	—	(4,076,929)
NET ASSETS AT DECEMBER 31, 2016	2,496,059,518	—	130,145,280	173,430,479	—	34,955,418
Changes From Operations:
• Net investment income (loss)	11,070,814	192,485	1,696,558	(1,076,726)	2,855	(356,469)
• Net realized gain (loss) on investments	38,123,969	9,236	599,208	9,636,035	244,789	210,793
• Net change in unrealized appreciation or depreciation on investments	4,335,679	(241,596)	12,855,166	21,970,552	256,902	2,022,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,530,462	(39,875)	15,150,932	30,529,861	504,546	1,876,597
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	21,672,955	17,598,880	13,228,083	2,156,963	6,736,154	166,923
• Contract withdrawals and transfers to annuity reserves	(271,630,842)	(338,949)	(11,341,828)	(14,863,195)	(79,730)	(3,045,216)
• Contract transfers	228,474,060	5,792,753	13,345,644	11,500,690	1,218,484	1,311,721
	(21,483,827)	23,052,684	15,231,899	(1,205,542)	7,874,908	(1,566,572)
Annuity Reserves:
• Annuity Payments	(255,433)	(5,831)	(33,519)	(7,815)	—	(27,109)
• Receipt (reimbursement) of mortality guarantee adjustment	(2,586)	1,430	(10,988)	101	—	289
	(258,019)	(4,401)	(44,507)	(7,714)	—	(26,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,741,846)	23,048,283	15,187,392	(1,213,256)	7,874,908	(1,593,392)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,788,616	23,008,408	30,338,324	29,316,605	8,379,454	283,205
NET ASSETS AT DECEMBER 31, 2017	$2,527,848,134	$23,008,408	$160,483,604	$202,747,084	$8,379,454	$35,238,623

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	American Funds Global Bond Fund - Class 2 Subaccount	American Funds Global Bond Fund - Class 4 Subaccount	American Funds Global Growth and Income Fund - Class 1 Subaccount	American Funds Global Growth and Income Fund - Class 2 Subaccount	American Funds Global Growth and Income Fund - Class 4 Subaccount	American Funds Global Growth Fund - Class 1 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,050,834,920	$—	$59,565,396	$1,196,086,374	$—	$107,376,899	$1,621,997,414
Changes From Operations:
• Net investment income (loss)	(10,118,554)	—	289,900	3,489,126	—	(280,863)	(8,750,451)
• Net realized gain (loss) on investments	(1,449,771)	—	1,951,487	29,339,368	—	10,681,755	147,852,377
• Net change in unrealized appreciation or depreciation on investments	25,558,446	—	1,044,021	32,115,222	—	(11,258,507)	(153,155,409)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,990,121	—	3,285,408	64,943,716	—	(857,615)	(14,053,483)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,055,137	—	140,706	19,730,605	—	640,896	16,175,674
• Contract withdrawals and transfers to annuity reserves	(90,141,080)	—	(4,528,609)	(108,359,323)	—	(8,897,091)	(141,528,019)
• Contract transfers	(9,716,654)	—	(5,417,086)	(27,771,010)	—	(6,647,986)	(24,525,493)
	(89,802,597)	—	(9,804,989)	(116,399,728)	—	(14,904,181)	(149,877,838)
Annuity Reserves:
• Annuity Payments	(73,206)	—	(35,139)	(125,258)	—	(163,930)	(263,764)
• Receipt (reimbursement) of mortality guarantee adjustment	3,816	—	(2,478)	4,877	—	(11,005)	(489)
	(69,390)	—	(37,617)	(120,381)	—	(174,935)	(264,253)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(89,871,987)	—	(9,842,606)	(116,520,109)	—	(15,079,116)	(150,142,091)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(75,881,866)	—	(6,557,198)	(51,576,393)	—	(15,936,731)	(164,195,574)
NET ASSETS AT DECEMBER 31, 2016	974,953,054	—	53,008,198	1,144,509,981	—	91,440,168	1,457,801,840
Changes From Operations:
• Net investment income (loss)	(12,000,826)	(856)	497,606	7,116,448	105,938	(537,431)	(13,260,599)
• Net realized gain (loss) on investments	5,803,243	1,005	3,367,965	80,097,802	27,405	6,281,932	100,702,759
• Net change in unrealized appreciation or depreciation on investments	57,260,799	1,802	8,521,923	175,874,000	215,976	20,604,681	319,870,552
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,063,216	1,951	12,387,494	263,088,250	349,319	26,349,182	407,312,712
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,266,367	1,144,849	235,382	10,654,205	6,467,466	824,425	14,761,034
• Contract withdrawals and transfers to annuity reserves	(102,007,479)	(11,780)	(4,284,989)	(117,394,024)	(44,904)	(8,228,658)	(160,850,385)
• Contract transfers	83,283,773	348,087	(2,193,835)	(50,565,272)	1,712,829	(1,232,906)	(80,768,332)
	(12,457,339)	1,481,156	(6,243,442)	(157,305,091)	8,135,391	(8,637,139)	(226,857,683)
Annuity Reserves:
• Annuity Payments	(79,989)	—	(36,809)	(153,800)	—	(132,933)	(389,500)
• Receipt (reimbursement) of mortality guarantee adjustment	2,021	—	785	4,073	—	20,959	(6,046)
	(77,968)	—	(36,024)	(149,727)	—	(111,974)	(395,546)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,535,307)	1,481,156	(6,279,466)	(157,454,818)	8,135,391	(8,749,113)	(227,253,229)
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,527,909	1,483,107	6,108,028	105,633,432	8,484,710	17,600,069	180,059,483
NET ASSETS AT DECEMBER 31, 2017	$1,013,480,963	$1,483,107	$59,116,226	$1,250,143,413	$8,484,710	$109,040,237	$1,637,861,323
See accompanying notes.

	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Growth PortfolioSM - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth and Income PortfolioSM - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2016	$—	$5,323,102	$71,672,788	$797,499,514	$—	$14,291,644
Changes From Operations:
• Net investment income (loss)	—	(71,376)	(590,516)	(9,170,363)	—	(174,895)
• Net realized gain (loss) on investments	—	13,516	12,414,349	141,728,690	—	191,541
• Net change in unrealized appreciation or depreciation on investments	—	345,623	(11,610,043)	(127,826,008)	—	1,503,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	287,763	213,790	4,732,319	—	1,520,221
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	4,163,914	296,248	11,256,598	—	22,706,162
• Contract withdrawals and transfers to annuity reserves	—	(652,824)	(6,091,480)	(69,215,393)	—	(957,204)
• Contract transfers	—	3,436,971	(4,545,033)	(6,552,977)	—	26,620,767
	—	6,948,061	(10,340,265)	(64,511,772)	—	48,369,725
Annuity Reserves:
• Annuity Payments	—	(1,266)	(81,774)	(126,360)	—	(50,534)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	6,942	(16,447)	—	(4,666)
	—	(1,266)	(74,832)	(142,807)	—	(55,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	6,946,795	(10,415,097)	(64,654,579)	—	48,314,525
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	7,234,558	(10,201,307)	(59,922,260)	—	49,834,746
NET ASSETS AT DECEMBER 31, 2016	—	12,557,660	61,471,481	737,577,254	—	64,126,390
Changes From Operations:
• Net investment income (loss)	4,177	(171,241)	(490,074)	(8,087,631)	(9,338)	(313,160)
• Net realized gain (loss) on investments	16,309	764,220	1,029,577	12,583,453	4,032	2,772,852
• Net change in unrealized appreciation or depreciation on investments	399,451	3,703,904	13,730,194	164,151,379	186,150	9,868,396
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	419,937	4,296,883	14,269,697	168,647,201	180,844	12,328,088
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,745,153	3,850,261	427,991	8,640,981	2,743,112	29,570,064
• Contract withdrawals and transfers to annuity reserves	(42,807)	(1,412,900)	(5,297,373)	(83,810,987)	(11,839)	(4,978,096)
• Contract transfers	2,671,471	7,112,457	(1,791,644)	(22,011,829)	630,319	27,708,832
	10,373,817	9,549,818	(6,661,026)	(97,181,835)	3,361,592	52,300,800
Annuity Reserves:
• Annuity Payments	(2,022)	(7,314)	(94,697)	(160,041)	—	(7,171)
• Receipt (reimbursement) of mortality guarantee adjustment	1,875	(3,593)	2,181	(18,630)	—	3,568
	(147)	(10,907)	(92,516)	(178,671)	—	(3,603)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,373,670	9,538,911	(6,753,542)	(97,360,506)	3,361,592	52,297,197
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,793,607	13,835,794	7,516,155	71,286,695	3,542,436	64,625,285
NET ASSETS AT DECEMBER 31, 2017	$10,793,607	$26,393,454	$68,987,636	$808,863,949	$3,542,436	$128,751,675

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 4 Subaccount	American Funds High- Income Bond Fund- Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,262,651,262	$5,045,481,385	$—	$1,299,392,025	$4,976,756,063	$—	$93,878,735
Changes From Operations:
• Net investment income (loss)	(4,612,752)	(36,174,706)	—	3,390,626	426,888	—	4,522,926
• Net realized gain (loss) on investments	138,124,432	511,178,845	—	172,729,846	613,937,249	—	(2,158,593)
• Net change in unrealized appreciation or depreciation on investments	(40,763,766)	(107,761,715)	—	(55,263,758)	(154,572,166)	—	12,010,317
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	92,747,914	367,242,424	—	120,856,714	459,791,971	—	14,374,650
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,850,080	70,198,966	—	9,157,333	64,623,770	—	999,561
• Contract withdrawals and transfers to annuity reserves	(111,892,734)	(489,742,869)	—	(123,941,302)	(494,141,271)	—	(10,074,331)
• Contract transfers	(48,784,467)	(114,602,370)	—	(51,175,609)	(106,535,608)	—	(2,067,019)
	(154,827,121)	(534,146,273)	—	(165,959,578)	(536,053,109)	—	(11,141,789)
Annuity Reserves:
• Annuity Payments	(1,115,908)	(657,835)	—	(1,481,629)	(920,760)	—	(133,349)
• Receipt (reimbursement) of mortality guarantee adjustment	31,195	(48,706)	—	(5,755)	(69,222)	—	4,773
	(1,084,713)	(706,541)	—	(1,487,384)	(989,982)	—	(128,576)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(155,911,834)	(534,852,814)	—	(167,446,962)	(537,043,091)	—	(11,270,365)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,163,920)	(167,610,390)	—	(46,590,248)	(77,251,120)	—	3,104,285
NET ASSETS AT DECEMBER 31, 2016	1,199,487,342	4,877,870,995	—	1,252,801,777	4,899,504,943	—	96,983,020
Changes From Operations:
• Net investment income (loss)	(8,537,409)	(53,056,057)	(43,154)	2,429,769	(3,704,841)	147,564	4,763,850
• Net realized gain (loss) on investments	168,931,109	667,301,577	253,468	127,314,946	455,095,833	141,051	(863,307)
• Net change in unrealized appreciation or depreciation on investments	144,174,908	598,460,203	1,686,014	116,459,759	505,030,390	1,295,842	1,433,426
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	304,568,608	1,212,705,723	1,896,328	246,204,474	956,421,382	1,584,457	5,333,969
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,552,722	53,172,370	29,100,053	11,197,222	50,820,081	22,369,222	805,525
• Contract withdrawals and transfers to annuity reserves	(120,401,872)	(557,425,566)	(470,068)	(139,981,214)	(536,210,183)	(240,938)	(9,516,210)
• Contract transfers	(47,920,280)	(236,051,017)	6,239,846	(42,046,107)	(135,129,575)	4,894,066	(4,578,072)
	(161,769,430)	(740,304,213)	34,869,831	(170,830,099)	(620,519,677)	27,022,350	(13,288,757)
Annuity Reserves:
• Annuity Payments	(1,149,146)	(825,894)	(9,083)	(1,271,186)	(1,140,911)	—	(123,296)
• Receipt (reimbursement) of mortality guarantee adjustment	24,791	13,967	2,318	165,554	66,319	—	9,828
	(1,124,355)	(811,927)	(6,765)	(1,105,632)	(1,074,592)	—	(113,468)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(162,893,785)	(741,116,140)	34,863,066	(171,935,731)	(621,594,269)	27,022,350	(13,402,225)
TOTAL INCREASE (DECREASE) IN NET ASSETS	141,674,823	471,589,583	36,759,394	74,268,743	334,827,113	28,606,807	(8,068,256)
NET ASSETS AT DECEMBER 31, 2017	$1,341,162,165	$5,349,460,578	$36,759,394	$1,327,070,520	$5,234,332,056	$28,606,807	$88,914,764

See accompanying notes.

	American Funds High- Income Bond Fund - Class 2 Subaccount	American Funds High- Income Bond Fund - Class 4 Subaccount	American Funds International Fund - Class 1 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$731,560,781	$—	$436,883,319	$1,540,240,661	$—	$13,879,647
Changes From Operations:
• Net investment income (loss)	33,857,091	—	826,155	(2,564,282)	—	165,006
• Net realized gain (loss) on investments	(15,442,974)	—	38,951,452	121,591,803	—	(81,595)
• Net change in unrealized appreciation or depreciation on investments	92,506,392	—	(30,892,833)	(87,196,929)	—	(41,875)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,920,509	—	8,884,774	31,830,592	—	41,536
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	11,316,290	—	3,003,424	15,874,066	—	108,576
• Contract withdrawals and transfers to annuity reserves	(77,174,663)	—	(36,685,221)	(142,656,875)	—	(880,514)
• Contract transfers	(14,366,393)	—	(20,214,334)	(6,275,247)	—	(558,732)
	(80,224,766)	—	(53,896,131)	(133,058,056)	—	(1,330,670)
Annuity Reserves:
• Annuity Payments	(117,157)	—	(421,020)	(189,102)	—	(58,426)
• Receipt (reimbursement) of mortality guarantee adjustment	(20,341)	—	18,213	(8,528)	—	(2,191)
	(137,498)	—	(402,807)	(197,630)	—	(60,617)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(80,362,264)	—	(54,298,938)	(133,255,686)	—	(1,391,287)
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,558,245	—	(45,414,164)	(101,425,094)	—	(1,349,751)
NET ASSETS AT DECEMBER 31, 2016	762,119,026	—	391,469,155	1,438,815,567	—	12,529,896
Changes From Operations:
• Net investment income (loss)	38,053,628	84,290	386,193	(4,749,279)	45,480	142,443
• Net realized gain (loss) on investments	(3,761,080)	676	14,835,269	46,500,140	12,758	109,815
• Net change in unrealized appreciation or depreciation on investments	5,375,668	(73,496)	98,896,296	368,153,759	350,704	2,638,904
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,668,216	11,470	114,117,758	409,904,620	408,942	2,891,162
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,615,582	1,756,161	3,170,390	15,337,282	7,031,483	217,288
• Contract withdrawals and transfers to annuity reserves	(82,142,562)	(20,011)	(38,637,885)	(169,515,452)	(74,760)	(1,080,104)
• Contract transfers	11,480,375	349,137	(12,133,824)	(80,243,973)	2,231,095	586,137
	(62,046,605)	2,085,287	(47,601,319)	(234,422,143)	9,187,818	(276,679)
Annuity Reserves:
• Annuity Payments	(133,243)	—	(467,602)	(250,712)	—	(35,231)
• Receipt (reimbursement) of mortality guarantee adjustment	15,227	—	40,109	8,073	—	(5,218)
	(118,016)	—	(427,493)	(242,639)	—	(40,449)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(62,164,621)	2,085,287	(48,028,812)	(234,664,782)	9,187,818	(317,128)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,496,405)	2,096,757	66,088,946	175,239,838	9,596,760	2,574,034
NET ASSETS AT DECEMBER 31, 2017	$739,622,621	$2,096,757	$457,558,101	$1,614,055,405	$9,596,760	$15,103,930

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	American Funds International Growth and Income Fund - Class 2 Subaccount	American Funds International Growth and Income Fund - Class 4 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2 Subaccount	American Funds Managed Risk Global Allocation PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth and Income PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth Fund - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$221,204,086	$—	$502,537,275	$130,092,766	$60,550,829	$223,440,799	$138,091,321
Changes From Operations:
• Net investment income (loss)	2,239,035	—	(2,461,728)	(12,591)	(1,742,169)	(4,583,730)	(2,339,559)
• Net realized gain (loss) on investments	(119,361)	—	16,944,988	5,133,724	15,148	113,139	12,553,002
• Net change in unrealized appreciation or depreciation on investments	(1,928,396)	—	16,952,390	14,504,230	1,384,632	13,434,154	(7,307,130)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,278	—	31,435,650	19,625,363	(342,389)	8,963,563	2,906,313
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,004,975	—	64,498,514	26,859,495	42,498,212	175,408,450	26,369,280
• Contract withdrawals and transfers to annuity reserves	(18,868,414)	—	(35,233,193)	(10,064,721)	(4,133,351)	(19,058,052)	(7,407,085)
• Contract transfers	1,142,029	—	122,188,976	97,397,408	37,944,256	162,524,655	24,544,335
	(12,721,410)	—	151,454,297	114,192,182	76,309,117	318,875,053	43,506,530
Annuity Reserves:
• Annuity Payments	(21,682)	—	—	(8,404)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	3	—	—	533	—	—	—
	(21,679)	—	—	(7,871)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,743,089)	—	151,454,297	114,184,311	76,309,117	318,875,053	43,506,530
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,551,811)	—	182,889,947	133,809,674	75,966,728	327,838,616	46,412,843
NET ASSETS AT DECEMBER 31, 2016	208,652,275	—	685,427,222	263,902,440	136,517,557	551,279,415	184,504,164
Changes From Operations:
• Net investment income (loss)	1,566,672	34,357	(7,482,203)	(767,857)	(1,667,176)	(2,063,563)	(3,090,008)
• Net realized gain (loss) on investments	3,195,988	3,543	15,606,646	8,846,223	1,470,804	7,140,804	6,146,435
• Net change in unrealized appreciation or depreciation on investments	41,607,851	59,290	87,220,852	30,156,745	27,441,117	87,329,605	44,300,116
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,370,511	97,190	95,345,295	38,235,111	27,244,745	92,406,846	47,356,543
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,702,420	2,029,395	43,261,691	20,540,653	32,232,132	105,884,842	17,852,184
• Contract withdrawals and transfers to annuity reserves	(21,877,104)	(13,258)	(57,293,611)	(21,310,303)	(8,160,346)	(35,520,769)	(14,601,820)
• Contract transfers	(3,328,737)	742,620	94,578,662	24,819,472	51,700,725	107,195,976	27,587,612
	(22,503,421)	2,758,757	80,546,742	24,049,822	75,772,511	177,560,049	30,837,976
Annuity Reserves:
• Annuity Payments	(29,293)	—	—	(26,916)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	(1,033)	—	—	(4,608)	—	—	—
	(30,326)	—	—	(31,524)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(22,533,747)	2,758,757	80,546,742	24,018,298	75,772,511	177,560,049	30,837,976
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,836,764	2,855,947	175,892,037	62,253,409	103,017,256	269,966,895	78,194,519
NET ASSETS AT DECEMBER 31, 2017	$232,489,039	$2,855,947	$861,319,259	$326,155,849	$239,534,813	$821,246,310	$262,698,683

See accompanying notes.

	American Funds Managed Risk Growth PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth- Income Class P2 Subaccount	American Funds Managed Risk International Fund - Class P2 Subaccount	American Funds Mortgage Fund - Class 2 Subaccount	American Funds Mortgage Fund - Class 4 Subaccount	American Funds New World Fund® - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$242,913,033	$117,042,414	$79,229,784	$57,037,695	$—	$46,796,170
Changes From Operations:
• Net investment income (loss)	(5,942,465)	(577,922)	(650,780)	(9,142)	—	(189,058)
• Net realized gain (loss) on investments	76,902	6,640,291	240,237	981,131	—	(107,843)
• Net change in unrealized appreciation or depreciation on investments	20,042,946	(25,204)	(3,418,457)	(649,308)	—	2,016,863
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,177,383	6,037,165	(3,829,000)	322,681	—	1,719,962
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	158,085,825	17,491,270	10,749,527	1,916,176	—	192,253
• Contract withdrawals and transfers to annuity reserves	(15,915,216)	(7,400,820)	(4,036,901)	(5,405,931)	—	(3,470,797)
• Contract transfers	143,384,355	11,094,411	6,994,155	6,515,829	—	(2,972,815)
	285,554,964	21,184,861	13,706,781	3,026,074	—	(6,251,359)
Annuity Reserves:
• Annuity Payments	—	(12,784)	—	(911)	—	(25,234)
• Receipt (reimbursement) of mortality guarantee adjustment	—	76	—	—	—	4,583
	—	(12,708)	—	(911)	—	(20,651)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	285,554,964	21,172,153	13,706,781	3,025,163	—	(6,272,010)
TOTAL INCREASE (DECREASE) IN NET ASSETS	299,732,347	27,209,318	9,877,781	3,347,844	—	(4,552,048)
NET ASSETS AT DECEMBER 31, 2016	542,645,380	144,251,732	89,107,565	60,385,539	—	42,244,122
Changes From Operations:
• Net investment income (loss)	(4,339,935)	(1,079,255)	(1,100,160)	(110,405)	16,122	(127,927)
• Net realized gain (loss) on investments	21,027,036	7,704,663	1,789,903	388,294	527	1,011,227
• Net change in unrealized appreciation or depreciation on investments	88,503,996	21,008,763	25,118,769	(526,767)	(41,993)	10,311,242
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,191,097	27,634,171	25,808,512	(248,878)	(25,344)	11,194,542
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	97,852,784	12,004,462	9,955,775	1,006,989	1,777,281	382,140
• Contract withdrawals and transfers to annuity reserves	(32,559,305)	(10,934,612)	(6,669,668)	(6,118,817)	(15,958)	(4,702,438)
• Contract transfers	153,335,639	8,639,284	17,659,416	5,492,495	1,434,786	168,910
	218,629,118	9,709,134	20,945,523	380,667	3,196,109	(4,151,388)
Annuity Reserves:
• Annuity Payments	—	(22,495)	—	(875)	—	(26,516)
• Receipt (reimbursement) of mortality guarantee adjustment	—	(10,120)	—	—	—	5,475
	—	(32,615)	—	(875)	—	(21,041)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	218,629,118	9,676,519	20,945,523	379,792	3,196,109	(4,172,429)
TOTAL INCREASE (DECREASE) IN NET ASSETS	323,820,215	37,310,690	46,754,035	130,914	3,170,765	7,022,113
NET ASSETS AT DECEMBER 31, 2017	$866,465,595	$181,562,422	$135,861,600	$60,516,453	$3,170,765	$49,266,235

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	American Funds New World Fund® - Class 2 Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 1 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 4 Subaccount	American Funds Ultra-Short Bond Fund - Class 1 Subaccount	American Funds Ultra-Short Bond Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$688,990,440	$—	$110,885,177	$1,510,803,066	$—	$27,375,039	$291,162,614
Changes From Operations:
• Net investment income (loss)	(4,975,994)	—	164,548	(2,972,297)	—	(369,799)	(4,377,411)
• Net realized gain (loss) on investments	(4,919,563)	—	2,539,039	29,481,705	—	(45,798)	(1,028,106)
• Net change in unrealized appreciation or depreciation on investments	34,379,501	—	(2,612,875)	(31,380,549)	—	68,362	496,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,483,944	—	90,712	(4,871,141)	—	(347,235)	(4,908,605)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,985,719	—	772,827	22,688,500	—	58,284	16,438,834
• Contract withdrawals and transfers to annuity reserves	(60,323,257)	—	(12,643,467)	(167,575,958)	—	(5,882,529)	(152,962,447)
• Contract transfers	(21,388,337)	—	4,194,661	72,972,284	—	5,445,587	130,160,089
	(72,725,875)	—	(7,675,979)	(71,915,174)	—	(378,658)	(6,363,524)
Annuity Reserves:
• Annuity Payments	(73,971)	—	(103,412)	(108,239)	—	(15,673)	(110,388)
• Receipt (reimbursement) of mortality guarantee adjustment	(756)	—	13,259	(8,950)	—	1,671	2,215
	(74,727)	—	(90,153)	(117,189)	—	(14,002)	(108,173)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(72,800,602)	—	(7,766,132)	(72,032,363)	—	(392,660)	(6,471,697)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,316,658)	—	(7,675,420)	(76,903,504)	—	(739,895)	(11,380,302)
NET ASSETS AT DECEMBER 31, 2016	640,673,782	—	103,209,757	1,433,899,562	—	26,635,144	279,782,312
Changes From Operations:
• Net investment income (loss)	(4,221,944)	10,924	71,918	(3,591,576)	12,243	(215,235)	(2,998,018)
• Net realized gain (loss) on investments	15,402,808	4,829	39,112	(3,297,849)	2,141	(6,413)	(333,196)
• Net change in unrealized appreciation or depreciation on investments	155,697,509	178,035	314,965	7,358,613	(125,970)	36,347	782,172
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,878,373	193,788	425,995	469,188	(111,586)	(185,301)	(2,549,042)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,035,922	3,717,647	625,900	8,994,299	10,446,613	1,354,766	7,471,670
• Contract withdrawals and transfers to annuity reserves	(69,381,685)	(21,358)	(10,908,755)	(177,692,773)	(114,332)	(7,797,402)	(112,963,416)
• Contract transfers	(28,213,859)	620,743	1,136,995	139,254,192	587,940	7,883,581	59,811,960
	(90,559,622)	4,317,032	(9,145,860)	(29,444,282)	10,920,221	1,440,945	(45,679,786)
Annuity Reserves:
• Annuity Payments	(96,668)	—	(97,772)	(121,244)	—	(86,240)	(56,421)
• Receipt (reimbursement) of mortality guarantee adjustment	410	—	11,979	56,849	—	(26,680)	884
	(96,258)	—	(85,793)	(64,395)	—	(112,920)	(55,537)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(90,655,880)	4,317,032	(9,231,653)	(29,508,677)	10,920,221	1,328,025	(45,735,323)
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,222,493	4,510,820	(8,805,658)	(29,039,489)	10,808,635	1,142,724	(48,284,365)
NET ASSETS AT DECEMBER 31, 2017	$716,896,275	$4,510,820	$94,404,099	$1,404,860,073	$10,808,635	$27,777,868	$231,497,947

See accompanying notes.

	American Funds Ultra-Short Bond Fund - Class 4 Subaccount	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$—	$732,637,173	$20,068,995	$1,892,362,847	$3,745,576,285	$780,462,624
Changes From Operations:
• Net investment income (loss)	—	1,025,529	169,960	1,139,217	(8,141,970)	612,900
• Net realized gain (loss) on investments	—	34,037,562	1,014,798	(2,293,315)	(12,013,654)	41,198,178
• Net change in unrealized appreciation or depreciation on investments	—	(5,897,915)	(335,916)	49,986,122	67,059,162	(7,953,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	29,165,176	848,842	48,832,024	46,903,538	33,858,049
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	21,668,555	92,640	76,152,439	100,161,381	15,201,737
• Contract withdrawals and transfers to annuity reserves	—	(62,160,815)	(2,024,236)	(115,605,784)	(196,800,766)	(50,277,586)
• Contract transfers	—	10,017,641	5,142,845	(62,283,702)	(206,095,747)	(10,208,168)
	—	(30,474,619)	3,211,249	(101,737,047)	(302,735,132)	(45,284,017)
Annuity Reserves:
• Annuity Payments	—	(99,565)	(58,624)	(40,750)	—	(92,505)
• Receipt (reimbursement) of mortality guarantee adjustment	—	(24,702)	7,679	341	—	(26,288)
	—	(124,267)	(50,945)	(40,409)	—	(118,793)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(30,598,886)	3,160,304	(101,777,456)	(302,735,132)	(45,402,810)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(1,433,710)	4,009,146	(52,945,432)	(255,831,594)	(11,544,761)
NET ASSETS AT DECEMBER 31, 2016	—	731,203,463	24,078,141	1,839,417,415	3,489,744,691	768,917,863
Changes From Operations:
• Net investment income (loss)	(8,661)	1,857,966	162,992	4,198,318	(6,787,633)	15,530
• Net realized gain (loss) on investments	191	27,936,830	866,948	12,475,541	22,230,051	36,945,673
• Net change in unrealized appreciation or depreciation on investments	(74)	60,991,123	2,043,474	157,612,651	460,911,299	76,174,289
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,544)	90,785,919	3,073,414	174,286,510	476,353,717	113,135,492
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,600,791	22,069,904	533,256	33,235,373	45,889,602	15,983,709
• Contract withdrawals and transfers to annuity reserves	(145,679)	(64,976,078)	(2,965,796)	(139,883,169)	(221,315,734)	(56,898,943)
• Contract transfers	15,961	20,418,052	1,295,371	(69,353,982)	(204,044,006)	(15,088,267)
	2,471,073	(22,488,122)	(1,137,169)	(176,001,778)	(379,470,138)	(56,003,501)
Annuity Reserves:
• Annuity Payments	—	(19,141)	(30,383)	(38,916)	—	(51,396)
• Receipt (reimbursement) of mortality guarantee adjustment	—	87	4,909	475	—	(1,160)
	—	(19,054)	(25,474)	(38,441)	—	(52,556)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,471,073	(22,507,176)	(1,162,643)	(176,040,219)	(379,470,138)	(56,056,057)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,462,529	68,278,743	1,910,771	(1,753,709)	96,883,579	57,079,435
NET ASSETS AT DECEMBER 31, 2017	$2,462,529	$799,482,206	$25,988,912	$1,837,663,706	$3,586,628,270	$825,997,298

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP American Growth Allocation Fund - Standard Class Subaccount	LVIP American Income Allocation Fund - Service Class Subaccount	LVIP American Income Allocation Fund - Standard Class Subaccount	LVIP American Preservation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$12,313,070	$172,647,884	$7,062,626	$407,406,785
Changes From Operations:
• Net investment income (loss)	53,291	576,134	61,480	(1,603,059)
• Net realized gain (loss) on investments	648,723	5,000,027	160,368	119,669
• Net change in unrealized appreciation or depreciation on investments	(117,559)	547,165	66,288	(280,663)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	584,455	6,123,326	288,136	(1,764,053)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,629	4,440,209	43,223	53,353,491
• Contract withdrawals and transfers to annuity reserves	(448,485)	(19,571,677)	(940,183)	(53,563,689)
• Contract transfers	565,423	16,900,260	989,896	131,175,341
	123,567	1,768,792	92,936	130,965,143
Annuity Reserves:
• Annuity Payments	(24,619)	(2,222)	(26,782)	—
• Receipt (reimbursement) of mortality guarantee adjustment	(8)	33	—	—
	(24,627)	(2,189)	(26,782)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	98,940	1,766,603	66,154	130,965,143
TOTAL INCREASE (DECREASE) IN NET ASSETS	683,395	7,889,929	354,290	129,201,090
NET ASSETS AT DECEMBER 31, 2016	12,996,465	180,537,813	7,416,916	536,607,875
Changes From Operations:
• Net investment income (loss)	35,583	835,270	86,828	(2,651,678)
• Net realized gain (loss) on investments	524,578	3,846,144	137,292	(226,903)
• Net change in unrealized appreciation or depreciation on investments	1,339,708	10,036,164	416,094	488,236
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,899,869	14,717,578	640,214	(2,390,345)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,032	3,067,678	8,602	28,565,118
• Contract withdrawals and transfers to annuity reserves	(607,625)	(17,922,527)	(987,175)	(61,839,561)
• Contract transfers	(180,671)	17,927,713	1,500,234	114,806,295
	(786,264)	3,072,864	521,661	81,531,852
Annuity Reserves:
• Annuity Payments	(26,425)	(2,294)	(454)	(276)
• Receipt (reimbursement) of mortality guarantee adjustment	10	43	8	—
	(26,415)	(2,251)	(446)	(276)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(812,679)	3,070,613	521,215	81,531,576
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,087,190	17,788,191	1,161,429	79,141,231
NET ASSETS AT DECEMBER 31, 2017	$14,083,655	$198,326,004	$8,578,345	$615,749,106
See accompanying notes.

Lincoln National Variable Annuity Account H

Notes to financial statements

December 31, 2017

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on August 1, 1989, are part of the operations of the Company. The Variable Account consists of nineteen products as follows:

• American Legacy II
• American Legacy III
• American Legacy III (B Class)
• American Legacy Shareholder's Advantage
• American Legacy Shareholder's Advantage Fee-Based
• American Legacy Shareholder's Advantage (A Class)
• American Legacy III Plus
• American Legacy III C Share
• American Legacy III View	• American Legacy Design 1
• American Legacy Design 2
• American Legacy Design 3
• American Legacy Signature 1
• American Legacy Signature 2
• American Legacy Fusion
• American Legacy Series B Share
• American Legacy Series C Share
• American Legacy Series L Share
• American Legacy Advisory

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of eighty mutual funds (the Funds) of three open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series® - Portfolio SeriesSM:

American Funds Global Growth PortfolioSM - Class 4

American Funds Growth and Income PortfolioSM - Class 4

American Funds Managed Risk Global Allocation PortfolioSM - Class P2

American Funds Managed Risk Growth and Income PortfolioSM - Class P2

American Funds Managed Risk Growth PortfolioSM - Class P2

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Asset Allocation Fund - Class 2

American Funds Asset Allocation Fund - Class 4

American Funds Blue Chip Income and Growth Fund - Class 1

American Funds Blue Chip Income and Growth Fund - Class 2

American Funds Blue Chip Income and Growth Fund - Class 4

American Funds Bond Fund - Class 1

American Funds Bond Fund - Class 2

American Funds Bond Fund - Class 4

American Funds Capital Income Builder® - Class 1**

American Funds Capital Income Builder® - Class 4

American Funds Global Balanced Fund - Class 1**

American Funds Global Balanced Fund - Class 2

American Funds Global Balanced Fund - Class 4

American Funds Global Bond Fund - Class 1

American Funds Global Bond Fund - Class 2

American Funds Global Bond Fund - Class 4

American Funds Global Growth and Income Fund - Class 1

American Funds Global Growth and Income Fund - Class 2

American Funds Global Growth and Income Fund - Class 4

American Funds Global Growth Fund - Class 1

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 1

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 1

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 1

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Bond Fund - Class 1

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds High-Income Bond Fund - Class 2

American Funds High-Income Bond Fund - Class 4

American Funds International Fund - Class 1

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 1

American Funds International Growth and Income Fund - Class 2

American Funds International Growth and Income Fund - Class 4

American Funds Managed Risk Asset Allocation Fund - Class P1**

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1**

American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2

American Funds Managed Risk Growth Fund - Class P1**

American Funds Managed Risk Growth Fund - Class P2

American Funds Managed Risk Growth-Income Fund - Class P1**

American Funds Managed Risk Growth-Income Fund - Class P2

American Funds Managed Risk International Fund - Class P1**

American Funds Managed Risk International Fund - Class P2

American Funds Mortgage Fund - Class 1**

American Funds Mortgage Fund - Class 2

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 1

American Funds New World Fund® - Class 2

American Funds New World Fund® - Class 4

American Funds U.S. Government/AAA-Rated Securities Fund - Class 1

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 4

American Funds Ultra-Short Bond Fund - Class 1

American Funds Ultra-Short Bond Fund - Class 2

American Funds Ultra-Short Bond Fund - Class 4

Lincoln Variable Insurance Products Trust*:

LVIP American Balanced Allocation Fund - Service Class

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class**

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class**

LVIP American Growth Allocation Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class

LVIP American Income Allocation Fund - Service Class

LVIP American Income Allocation Fund - Standard Class

LVIP American Preservation Fund - Service Class

LVIP American Preservation Fund - Standard Class**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2017

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2017. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2016, the following funds became available as investment options for account contract owners:

American Funds Asset Allocation Fund - Class 4 American Funds Global Balanced Fund - Class 4	American Funds U.S. Government/AAA-Rated Securities Fund - Class 4

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
American Funds Cash Management Fund - Class 1	American Funds Ultra-Short Bond Fund - Class 1
American Funds Cash Management Fund - Class 2	American Funds Ultra-Short Bond Fund - Class 2

During 2017, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2017, the 2017 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

American Funds Blue Chip Income and Growth Fund - Class 4
American Funds Bond Fund - Class 4
American Funds Global Bond Fund - Class 4
American Funds Global Growth and Income Fund - Class 4
American Funds Global Growth Fund - Class 4
American Funds Global Small Capitalization Fund - Class 4
American Funds Growth Fund - Class 4	American Funds Growth-Income Fund - Class 4
American Funds High-Income Bond Fund - Class 4
American Funds International Fund - Class 4
American Funds International Growth and Income Fund - Class 4
American Funds Mortgage Fund - Class 4
American Funds New World Fund® - Class 4
American Funds Ultra-Short Bond Fund - Class 4

2. Mortality and Expense Guarantees and Other Transactions With Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the nineteen contract types within the Variable Account:

•  American Legacy II at a daily rate of .0036986% to .0084932% (1.35% to 3.10% on an annual basis)

•  American Legacy III at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)

•  American Legacy Shareholder's Advantage Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis) For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0057534% (.20% to 2.10% on an annual basis)

•  American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions With Affiliates (continued)

•  American Legacy III Plus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis)

•  American Legacy III C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy III View at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis)

•  American Legacy Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Signature 2 at a daily rate of .0038536% to .0094521% (1.40% to 3.45% on an annual basis)

•  American Legacy Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)

•  American Legacy Series B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Series C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Series L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2017 and 2016 were $205,203,818 and $205,502,054, respectively.

For the Shareholder's Advantage and Shareholder's Advantage (A Class) products a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2017 and 2016, sales charges were $687,828 and $1,565,057, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2017, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Asset Allocation Fund - Class 1
	2017		1.35%	2.80%	$2.50	$21.93	54,762,724	$385,041,933	13.29%	14.95%	1.73%
	2016		1.35%	2.80%	2.19	19.28	61,224,030	374,634,342	6.66%	8.22%	1.64%
	2015		1.35%	2.80%	2.03	18.00	69,718,454	395,805,012	-1.16%	0.28%	1.80%
	2014		1.35%	2.80%	2.03	18.14	79,957,625	452,760,954	2.75%	4.25%	1.67%
	2013		1.35%	2.80%	1.95	17.58	89,193,046	485,252,024	20.62%	22.38%	1.67%
American Funds Asset Allocation Fund - Class 2
	2017		0.60%	3.25%	2.35	23.64	435,084,735	3,003,526,106	12.52%	15.54%	1.50%
	2016		0.60%	3.25%	2.06	20.47	481,985,350	2,878,863,671	5.97%	8.76%	1.47%
	2015		0.60%	3.20%	1.92	18.84	525,130,211	2,845,379,619	-1.79%	0.79%	1.59%
	2014		0.60%	3.20%	1.92	18.70	592,053,138	3,145,120,975	2.08%	4.77%	1.44%
	2013		0.60%	3.20%	1.85	17.86	667,098,515	3,320,651,392	19.80%	22.95%	1.44%
American Funds Asset Allocation Fund - Class 4
	2017	1/9/17	0.30%	3.05%	11.48	11.76	4,667,946	54,410,106	1.57%	13.38%	1.99%
American Funds Blue Chip Income and Growth Fund - Class 1
	2017		1.35%	2.90%	2.33	27.50	48,113,078	119,379,085	14.06%	15.72%	2.11%
	2016		1.35%	2.80%	2.01	23.92	57,153,708	121,982,811	15.77%	17.46%	2.05%
	2015		1.35%	2.80%	1.72	20.59	60,952,117	110,485,607	-5.41%	-4.03%	2.08%
	2014		1.35%	2.80%	1.79	21.69	69,491,904	131,093,302	12.49%	14.14%	3.31%
	2013		1.35%	2.80%	1.57	19.21	76,382,613	126,731,456	29.58%	31.47%	2.17%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Blue Chip Income and Growth Fund - Class 2
	2017		0.30%	3.45%	$2.18	$25.70	364,855,037	$2,785,998,752	13.36%	16.34%	1.95%
	2016		0.60%	3.20%	1.89	22.61	405,787,912	2,667,890,959	14.96%	17.99%	1.81%
	2015		0.60%	3.20%	1.62	19.62	449,326,187	2,536,971,366	-5.99%	-3.51%	1.87%
	2014		0.60%	3.20%	1.70	20.82	501,694,190	2,879,292,900	11.78%	14.67%	2.99%
	2013		0.60%	3.15%	1.50	18.59	582,743,009	2,903,901,272	28.88%	32.20%	1.88%
American Funds Blue Chip Income and Growth Fund - Class 4
	2017	5/30/17	0.20%	2.65%	11.02	11.20	1,087,076	12,077,718	5.81%	12.40%	2.99%
American Funds Bond Fund - Class 1
	2017		1.35%	2.90%	1.38	12.20	60,913,937	128,740,096	1.01%	2.49%	2.12%
	2016		1.35%	2.80%	1.36	11.95	65,358,663	134,525,177	0.42%	1.88%	1.72%
	2015		1.35%	2.80%	1.35	11.78	70,256,624	141,865,774	-2.33%	-0.90%	1.87%
	2014		1.35%	2.80%	1.37	11.95	77,828,081	158,456,275	2.67%	4.17%	2.10%
	2013		1.35%	2.80%	1.33	11.52	86,990,134	169,873,154	-4.60%	-3.20%	1.92%
American Funds Bond Fund - Class 2
	2017		0.30%	3.45%	1.28	13.76	422,565,957	2,527,848,134	0.40%	3.04%	1.92%
	2016		0.60%	3.20%	1.27	13.36	431,378,534	2,496,059,518	-0.30%	2.33%	1.52%
	2015		0.60%	3.20%	1.27	13.06	459,476,343	2,616,464,630	-2.88%	-0.33%	1.64%
	2014		0.60%	3.20%	1.30	13.11	502,953,254	2,859,942,127	1.96%	4.65%	1.89%
	2013		0.60%	3.20%	1.27	12.54	555,122,769	2,968,525,288	-5.24%	-2.74%	1.77%
American Funds Bond Fund - Class 4
	2017	5/24/17	0.20%	3.05%	9.97	10.15	2,285,054	23,008,408	-0.99%	0.47%	3.06%
American Funds Capital Income Builder® - Class 4
	2017		0.30%	3.15%	10.18	11.17	14,795,689	160,483,604	9.16%	11.97%	2.56%
	2016		0.60%	3.15%	9.36	9.97	13,338,678	130,145,280	0.73%	3.16%	2.82%
	2015		0.60%	3.00%	9.30	9.67	8,610,572	82,114,318	-4.65%	-2.38%	2.67%
	2014	5/19/14	0.60%	2.95%	9.75	9.90	3,251,308	32,019,278	-4.17%	-0.48%	1.76%
American Funds Global Balanced Fund - Class 2
	2017		0.60%	3.45%	11.43	14.88	14,621,952	202,747,084	15.52%	18.86%	0.94%
	2016		0.60%	3.45%	10.73	12.55	14,719,979	173,430,479	1.24%	3.85%	1.16%
	2015		0.60%	3.15%	10.60	12.12	14,462,282	165,507,069	-4.03%	-1.55%	1.01%
	2014		0.60%	3.15%	11.05	12.34	14,707,554	172,406,440	-1.52%	1.02%	1.36%
	2013		0.60%	3.15%	11.22	12.24	12,811,755	149,909,382	8.75%	11.56%	1.52%
American Funds Global Balanced Fund - Class 4
	2017	1/10/17	0.70%	3.05%	11.48	11.79	718,617	8,379,454	1.84%	16.66%	1.70%
American Funds Global Bond Fund - Class 1
	2017		1.35%	2.90%	9.53	13.50	2,695,468	35,238,623	4.16%	5.68%	0.55%
	2016		1.35%	2.80%	9.15	12.77	2,815,075	34,955,418	0.08%	1.54%	0.68%
	2015		1.35%	2.80%	9.14	12.58	3,181,706	39,032,347	-6.40%	-5.04%	0.10%
	2014		1.35%	2.80%	9.77	13.25	3,642,237	47,226,366	-1.10%	0.35%	1.67%
	2013		1.35%	2.80%	9.88	13.20	4,025,292	52,156,876	-5.10%	-3.71%	0.00%
American Funds Global Bond Fund - Class 2
	2017		0.30%	3.45%	9.10	14.26	79,833,388	1,013,480,963	3.49%	6.21%	0.35%
	2016		0.60%	3.20%	8.82	13.42	80,751,062	974,953,054	-0.47%	2.10%	0.51%
	2015		0.60%	3.15%	8.86	13.15	87,931,098	1,050,834,920	-7.04%	-4.64%	0.05%
	2014		0.60%	3.15%	9.53	13.79	93,566,659	1,184,342,191	-1.75%	0.78%	1.21%
	2013		0.60%	3.15%	9.70	13.68	98,943,256	1,256,005,734	-5.60%	-3.16%	0.00%
American Funds Global Bond Fund - Class 4
	2017	6/2/17	0.30%	1.70%	10.21	10.30	144,888	1,483,107	0.06%	1.07%	0.62%
American Funds Global Discovery Fund - Class 1
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.43%
American Funds Global Discovery Fund - Class 2
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.33%
American Funds Global Growth and Income Fund - Class 1
	2017		1.35%	2.90%	16.71	23.54	2,953,468	59,116,226	22.91%	24.71%	2.33%
	2016		1.35%	2.80%	13.60	19.08	3,298,282	53,008,198	4.64%	6.17%	1.80%
	2015		1.35%	2.80%	12.99	18.16	3,928,096	59,565,396	-3.87%	-2.47%	2.12%
	2014		1.35%	2.80%	13.52	18.81	4,285,281	66,695,081	3.07%	4.58%	3.66%
	2013		1.35%	2.80%	13.11	18.18	4,723,502	70,349,498	19.42%	21.16%	3.49%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth and Income Fund - Class 2
	2017		0.60%	3.45%	$15.96	$21.98	64,639,305	$1,250,143,413	22.10%	25.31%	2.06%
	2016		0.60%	3.20%	13.07	17.95	73,494,582	1,144,509,981	3.97%	6.70%	1.63%
	2015		0.60%	3.20%	12.57	17.23	81,229,582	1,196,086,374	-4.45%	-1.93%	1.87%
	2014		0.60%	3.20%	13.16	17.98	88,606,665	1,342,671,866	2.31%	5.01%	3.42%
	2013		0.60%	3.20%	12.86	17.53	97,440,354	1,419,443,020	18.68%	21.80%	3.21%
American Funds Global Growth and Income Fund - Class 4
	2017	5/25/17	0.30%	2.85%	11.06	11.24	759,686	8,484,710	0.56%	10.51%	3.49%
American Funds Global Growth Fund - Class 1
	2017		1.35%	2.90%	3.87	25.15	19,560,182	109,040,237	28.17%	30.04%	0.89%
	2016		1.35%	2.80%	3.01	19.43	21,299,365	91,440,168	-1.91%	-0.48%	1.04%
	2015		1.35%	2.80%	3.06	19.73	24,892,499	107,376,899	4.27%	5.80%	1.24%
	2014		1.35%	2.80%	2.92	18.85	27,460,533	112,050,962	-0.31%	1.14%	1.35%
	2013		1.35%	2.80%	2.90	18.83	32,130,080	129,387,488	25.94%	27.78%	1.53%
American Funds Global Growth Fund - Class 2
	2017		0.60%	3.45%	2.18	30.02	164,096,686	1,637,861,323	27.33%	30.68%	0.64%
	2016		0.60%	3.20%	1.68	22.98	185,499,420	1,457,801,840	-2.50%	0.02%	0.82%
	2015		0.60%	3.15%	1.70	22.99	206,917,331	1,621,997,414	3.62%	6.30%	0.99%
	2014		0.60%	3.15%	1.62	21.64	231,303,975	1,727,630,689	-0.86%	1.70%	1.13%
	2013		0.60%	3.15%	1.61	21.29	261,612,607	1,895,152,383	25.17%	28.40%	1.29%
American Funds Global Growth Fund - Class 4
	2017	5/24/17	0.20%	3.05%	11.08	11.28	964,996	10,793,607	-0.07%	11.18%	0.96%
American Funds Global Growth PortfolioSM - Class 4
	2017		0.60%	3.05%	11.59	12.37	2,180,979	26,393,454	24.27%	27.35%	0.54%
	2016		0.60%	3.05%	9.37	9.71	1,309,877	12,557,660	1.54%	3.80%	0.44%
	2015	5/22/15	0.60%	2.80%	9.23	9.36	571,888	5,323,102	-8.44%	4.74%	0.00%
American Funds Global Small Capitalization Fund - Class 1
	2017		1.35%	2.90%	3.94	22.13	14,265,965	68,987,636	22.73%	24.52%	0.66%
	2016		1.35%	2.80%	3.20	17.89	15,816,248	61,471,481	-0.48%	0.97%	0.45%
	2015		1.35%	2.80%	3.20	17.91	18,625,069	71,672,788	-2.28%	-0.85%	0.00%
	2014		1.35%	2.80%	3.27	18.26	20,990,578	81,445,220	-0.47%	0.98%	0.31%
	2013		1.35%	2.80%	3.27	18.29	24,760,401	95,115,774	25.06%	26.88%	0.89%
American Funds Global Small Capitalization Fund - Class 2
	2017		0.30%	3.20%	2.28	24.91	82,818,147	808,863,949	21.93%	25.14%	0.43%
	2016		0.60%	3.20%	1.84	19.92	93,740,093	737,577,254	-1.12%	1.49%	0.22%
	2015		0.60%	3.20%	1.83	19.64	103,177,686	797,499,514	-2.89%	-0.33%	0.00%
	2014		0.60%	3.20%	1.86	19.71	113,083,937	881,150,601	-1.09%	1.51%	0.12%
	2013		0.60%	3.20%	1.85	19.43	127,048,707	951,762,721	24.24%	27.51%	0.86%
American Funds Global Small Capitalization Fund - Class 4
	2017	6/5/17	0.20%	1.95%	11.20	11.32	314,917	3,542,436	4.06%	11.11%	0.11%
American Funds Growth and Income PortfolioSM - Class 4
	2017		0.30%	3.45%	10.86	11.62	11,385,889	128,751,675	11.85%	14.74%	1.29%
	2016		0.60%	3.15%	9.75	10.12	6,426,494	64,126,390	3.32%	5.72%	0.74%
	2015	5/19/15	0.65%	2.95%	9.43	9.58	1,499,228	14,291,644	-5.58%	3.31%	0.10%
American Funds Growth Fund - Class 1
	2017		1.35%	2.90%	3.44	29.60	88,174,065	1,341,162,165	25.08%	26.90%	0.73%
	2016		1.35%	2.80%	2.72	23.57	99,913,272	1,199,487,342	6.73%	8.29%	0.92%
	2015		1.35%	2.80%	2.52	21.99	113,539,110	1,262,651,262	4.16%	5.68%	0.83%
	2014		1.35%	2.80%	2.40	21.03	128,190,088	1,348,850,609	5.78%	7.33%	1.42%
	2013		1.35%	2.80%	2.24	19.80	146,269,342	1,431,110,758	26.84%	28.69%	1.16%
American Funds Growth Fund - Class 2
	2017		0.30%	3.45%	2.06	28.66	486,696,903	5,349,460,578	24.25%	27.52%	0.49%
	2016		0.60%	3.20%	1.63	22.48	555,480,224	4,877,870,995	6.04%	8.83%	0.70%
	2015		0.60%	3.20%	1.51	20.86	621,196,260	5,045,481,385	3.49%	6.22%	0.58%
	2014		0.60%	3.20%	1.44	20.10	700,614,554	5,385,658,501	5.09%	7.86%	0.77%
	2013		0.60%	3.20%	1.35	19.08	806,081,127	5,681,675,093	26.01%	29.32%	0.92%
American Funds Growth Fund - Class 4
	2017	5/24/17	0.20%	3.05%	11.03	11.23	3,298,697	36,759,394	-0.47%	11.05%	0.62%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 1
	2017		1.35%	2.90%	$2.86	$27.07	132,089,425	$1,327,070,520	19.31%	21.04%	1.59%
	2016		1.35%	2.80%	2.37	22.60	150,696,605	1,252,801,777	8.72%	10.31%	1.54%
	2015		1.35%	2.80%	2.16	20.70	172,158,412	1,299,392,025	-1.09%	0.35%	1.49%
	2014		1.35%	2.80%	2.16	20.85	196,368,029	1,478,015,341	7.84%	9.42%	1.48%
	2013		1.35%	2.80%	1.98	19.25	226,007,027	1,555,315,863	30.12%	32.02%	1.56%
American Funds Growth-Income Fund - Class 2
	2017		0.30%	3.45%	2.59	25.49	646,179,240	5,234,332,056	18.53%	21.65%	1.36%
	2016		0.60%	3.20%	2.15	21.26	726,721,278	4,899,504,943	8.01%	10.85%	1.33%
	2015		0.60%	3.20%	1.96	19.64	814,717,222	4,976,756,063	-1.74%	0.85%	1.27%
	2014		0.60%	3.20%	1.97	19.94	920,972,937	5,565,689,768	7.15%	9.97%	1.25%
	2013		0.60%	3.20%	1.81	18.56	1,067,137,263	5,835,969,582	29.30%	32.70%	1.32%
American Funds Growth-Income Fund - Class 4
	2017	5/24/17	0.20%	3.05%	11.04	11.24	2,563,881	28,606,807	-0.17%	11.46%	1.95%
American Funds High-Income Bond Fund - Class 1
	2017		1.35%	2.80%	2.32	17.27	16,274,943	88,914,764	4.29%	5.81%	6.49%
	2016		1.35%	2.80%	2.20	16.49	18,738,224	96,983,020	14.58%	16.25%	5.63%
	2015		1.35%	2.80%	1.90	14.34	21,016,403	93,878,735	-9.51%	-8.19%	5.61%
	2014		1.35%	2.80%	2.08	15.78	24,354,680	118,473,132	-1.98%	-0.55%	5.58%
	2013		1.35%	2.80%	2.10	16.04	28,060,086	137,614,991	3.94%	5.46%	6.49%
American Funds High-Income Bond Fund - Class 2
	2017		0.60%	3.45%	2.16	18.74	107,875,767	739,622,621	3.52%	6.25%	6.47%
	2016		0.60%	3.20%	2.06	17.64	118,973,066	762,119,026	13.99%	16.99%	5.50%
	2015		0.60%	3.20%	1.79	15.09	132,924,088	731,560,781	-10.22%	-7.85%	5.52%
	2014		0.60%	3.20%	1.96	16.38	150,541,935	884,976,532	-2.53%	0.03%	5.45%
	2013		0.60%	3.20%	1.98	16.39	173,163,100	1,008,990,796	3.25%	5.97%	6.46%
American Funds High-Income Bond Fund - Class 4
	2017	5/25/17	0.20%	2.85%	10.07	10.24	206,232	2,096,757	-0.16%	1.50%	9.18%
American Funds International Fund - Class 1
	2017		1.35%	2.90%	2.83	18.30	69,737,623	457,558,101	28.80%	30.68%	1.48%
	2016		1.35%	2.80%	2.17	14.07	77,906,015	391,469,155	0.92%	2.39%	1.46%
	2015		1.35%	2.80%	2.13	13.80	88,917,388	436,883,319	-6.90%	-5.54%	1.68%
	2014		1.35%	2.80%	2.26	14.68	99,598,954	518,095,744	-5.10%	-3.72%	1.56%
	2013		1.35%	2.80%	2.36	15.31	114,498,578	618,360,248	18.54%	20.27%	1.57%
American Funds International Fund - Class 2
	2017		0.30%	3.45%	1.57	22.25	193,034,408	1,614,055,405	27.99%	31.35%	1.22%
	2016		0.60%	3.20%	1.21	16.95	219,871,473	1,438,815,567	0.27%	2.91%	1.24%
	2015		0.60%	3.20%	1.19	16.47	243,240,391	1,540,240,661	-7.54%	-5.10%	1.47%
	2014		0.60%	3.20%	1.26	17.37	263,781,899	1,739,558,196	-5.72%	-3.24%	1.34%
	2013		0.60%	3.20%	1.32	17.96	297,605,100	1,969,185,849	17.81%	20.91%	1.34%
American Funds International Fund - Class 4
	2017	5/25/17	0.20%	2.90%	11.12	11.31	855,142	9,596,760	0.98%	11.79%	2.03%
American Funds International Growth and Income Fund - Class 1
	2017		1.35%	2.80%	12.33	21.74	706,675	15,103,930	21.90%	23.63%	2.49%
	2016		1.35%	2.80%	10.12	17.58	725,183	12,529,896	-1.10%	0.35%	2.50%
	2015		1.35%	2.80%	10.23	17.52	805,135	13,879,647	-7.96%	-6.61%	2.20%
	2014		1.35%	2.80%	11.11	18.76	858,479	15,879,517	-5.61%	-4.23%	2.93%
	2013		1.35%	2.80%	11.77	19.59	924,685	17,889,461	16.09%	17.79%	2.83%
American Funds International Growth and Income Fund - Class 2
	2017		0.30%	3.15%	11.81	22.75	11,278,304	232,489,039	21.16%	24.28%	2.17%
	2016		0.60%	3.15%	9.75	18.30	12,466,471	208,652,275	-1.71%	0.83%	2.30%
	2015		0.60%	3.15%	9.92	18.15	13,173,824	221,204,086	-8.53%	-6.17%	2.11%
	2014		0.60%	3.15%	10.84	19.35	13,151,222	237,817,118	-6.16%	-3.73%	2.82%
	2013		0.60%	3.15%	11.55	20.10	13,053,457	247,742,607	15.40%	18.38%	2.49%
American Funds International Growth and Income Fund - Class 4
	2017	5/25/17	0.30%	2.85%	10.79	10.97	262,318	2,855,947	2.43%	7.90%	3.69%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk Asset Allocation Fund - Class P2
	2017		0.30%	3.45%	$12.00	$15.00	60,810,601	$861,319,259	11.19%	14.12%	0.78%
	2016		0.60%	3.20%	11.81	13.15	54,636,140	685,427,222	3.90%	6.63%	1.20%
	2015		0.60%	3.20%	11.36	12.33	42,286,134	502,537,275	-4.19%	-1.66%	1.53%
	2014		0.60%	3.20%	11.86	12.54	34,866,371	426,269,273	-0.33%	2.29%	0.07%
	2013		0.60%	3.20%	11.93	12.24	18,022,244	218,004,316	17.08%	19.71%	2.22%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
	2017		0.60%	3.20%	12.36	13.95	24,597,360	326,155,849	11.41%	14.34%	1.46%
	2016		0.60%	3.20%	11.10	12.20	22,532,216	263,902,440	9.82%	12.71%	1.55%
	2015		0.60%	3.20%	10.16	10.82	12,381,779	130,092,766	-10.17%	-7.99%	0.42%
	2014		0.60%	3.00%	11.31	11.76	8,146,993	94,226,823	4.91%	7.46%	4.51%
	2013	5/22/13	0.60%	3.00%	10.78	10.94	1,806,526	19,632,770	0.26%	11.61%	3.08%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2
	2017		0.30%	3.50%	10.34	11.07	22,186,577	239,534,813	15.28%	18.32%	0.67%
	2016		0.60%	3.20%	9.00	9.36	14,840,168	136,517,557	-1.86%	0.48%	0.00%
	2015	5/19/15	0.60%	2.95%	9.17	9.31	6,547,686	60,550,829	-8.34%	-1.75%	1.75%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2
	2017		0.30%	3.45%	10.50	11.24	74,786,281	821,246,310	12.88%	15.85%	1.20%
	2016		0.60%	3.20%	9.34	9.70	57,669,552	551,279,415	0.68%	3.08%	0.33%
	2015	5/18/15	0.60%	2.95%	9.27	9.41	23,880,587	223,440,799	-7.28%	-0.72%	1.90%
American Funds Managed Risk Growth Fund - Class P2
	2017		0.30%	3.20%	12.72	14.35	19,220,039	262,698,683	22.03%	25.24%	0.30%
	2016		0.60%	3.20%	10.43	11.46	16,730,541	184,504,164	-0.71%	1.90%	0.18%
	2015		0.60%	3.20%	10.56	11.25	12,637,801	138,091,321	-2.27%	0.10%	0.00%
	2014		0.60%	3.00%	10.80	11.24	6,949,860	76,700,511	-1.24%	1.16%	1.22%
	2013	5/21/13	0.60%	3.00%	10.94	11.11	1,972,645	21,761,625	3.65%	14.97%	1.38%
American Funds Managed Risk Growth PortfolioSM - Class P2
	2017		0.30%	3.45%	10.67	11.42	77,641,742	866,465,595	14.28%	17.29%	0.90%
	2016		0.60%	3.20%	9.33	9.74	56,555,749	542,645,380	0.70%	3.35%	0.04%
	2015	5/18/15	0.60%	3.20%	9.27	9.42	25,932,395	242,913,033	-7.77%	1.08%	1.88%
American Funds Managed Risk Growth-Income Fund - Class P2
	2017		0.60%	3.20%	12.49	14.09	13,528,150	181,562,422	16.61%	19.68%	1.00%
	2016		0.60%	3.20%	10.71	11.78	12,732,592	144,251,732	2.74%	5.44%	1.12%
	2015		0.60%	3.20%	10.48	11.17	10,787,006	117,042,414	-6.49%	-4.22%	0.06%
	2014		0.60%	3.00%	11.21	11.66	6,427,038	73,644,184	1.33%	3.79%	1.59%
	2013	5/22/13	0.60%	3.00%	11.06	11.23	1,440,420	16,067,658	2.75%	15.95%	2.18%
American Funds Managed Risk International Fund - Class P2
	2017		0.60%	3.00%	10.24	11.44	12,488,776	135,861,600	24.89%	27.92%	0.72%
	2016		0.60%	3.00%	8.20	8.95	10,363,192	89,107,565	-5.91%	-3.63%	0.85%
	2015		0.60%	3.00%	8.71	9.28	8,789,154	79,229,784	-9.29%	-7.08%	0.02%
	2014		0.60%	3.15%	9.58	9.99	4,512,318	44,267,733	-8.61%	-6.24%	1.78%
	2013	5/21/13	0.60%	3.15%	10.48	10.66	1,056,247	11,178,416	2.03%	11.17%	1.85%
American Funds Mortgage Fund - Class 2
	2017		0.30%	3.20%	9.38	11.15	5,815,289	60,516,453	-1.97%	0.61%	1.44%
	2016		0.60%	3.20%	9.57	11.08	5,779,083	60,385,539	-0.97%	1.64%	1.49%
	2015		0.60%	3.20%	9.67	10.90	5,495,663	57,037,695	-1.35%	1.25%	1.45%
	2014		0.60%	3.20%	9.80	10.77	4,904,909	50,761,484	1.92%	4.61%	0.71%
	2013		0.60%	3.20%	9.61	10.29	4,777,301	47,780,027	-4.77%	-2.26%	0.46%
American Funds Mortgage Fund - Class 4
	2017	5/25/17	1.10%	2.90%	9.82	9.93	320,289	3,170,765	-1.86%	-0.10%	2.45%
American Funds New World Fund® - Class 1
	2017		1.35%	2.90%	3.62	22.14	12,874,330	49,266,235	26.16%	28.00%	1.16%
	2016		1.35%	2.80%	2.83	17.38	14,195,485	42,244,122	2.68%	4.18%	0.92%
	2015		1.35%	2.80%	2.72	16.76	16,356,689	46,796,170	-5.64%	-4.26%	0.80%
	2014		1.35%	2.80%	2.85	17.58	18,958,778	56,474,923	-10.19%	-8.87%	1.17%
	2013		1.35%	2.80%	3.13	19.38	22,654,532	73,811,037	8.58%	10.16%	1.56%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds New World Fund® - Class 2
	2017		0.30%	3.45%	$2.96	$26.51	69,161,029	$716,896,275	25.38%	28.67%	0.90%
	2016		0.60%	3.20%	2.32	20.62	77,988,501	640,673,782	1.94%	4.63%	0.69%
	2015		0.60%	3.20%	2.24	19.72	87,228,420	688,990,440	-6.19%	-3.72%	0.56%
	2014		0.60%	3.20%	2.36	20.49	95,122,326	770,188,456	-10.77%	-8.42%	0.97%
	2013		0.60%	3.20%	2.60	22.38	107,295,284	916,701,116	7.87%	10.71%	1.35%
American Funds New World Fund® - Class 4
	2017	5/25/17	0.20%	2.10%	11.10	11.24	404,242	4,510,820	0.90%	12.35%	1.39%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1
	2017		1.35%	2.80%	1.18	12.46	31,039,259	94,404,099	-0.98%	0.46%	1.51%
	2016		1.35%	2.80%	1.19	12.46	33,974,017	103,209,757	-1.36%	0.08%	1.46%
	2015		1.35%	2.80%	1.20	12.51	36,638,326	110,885,177	-0.88%	0.57%	1.65%
	2014		1.35%	2.80%	1.20	12.49	40,329,908	121,198,226	2.33%	3.83%	1.26%
	2013		1.35%	2.80%	1.17	12.09	47,245,337	136,941,557	-5.56%	-4.18%	0.87%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2017		0.60%	3.45%	1.10	13.86	212,672,057	1,404,860,073	-1.66%	0.98%	1.31%
	2016		0.60%	3.25%	1.11	13.73	220,005,826	1,433,899,562	-2.00%	0.58%	1.25%
	2015		0.60%	3.20%	1.13	13.66	230,474,115	1,510,803,066	-1.61%	0.98%	1.39%
	2014		0.60%	3.20%	1.14	13.54	252,188,774	1,638,524,714	1.71%	4.39%	1.05%
	2013		0.60%	3.20%	1.11	12.97	280,079,521	1,718,393,074	-6.13%	-3.66%	0.66%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
	2017	1/10/17	0.30%	2.85%	9.58	9.91	1,113,471	10,808,635	-2.16%	0.24%	1.97%
American Funds Ultra-Short Bond Fund - Class 1
	2017		1.35%	2.45%	0.81	9.06	19,073,664	27,777,868	-1.77%	-0.69%	0.55%
	2016		1.35%	2.45%	0.82	8.66	18,213,502	26,635,144	-2.33%	-1.25%	0.00%
	2015		1.35%	2.45%	0.84	8.85	18,698,160	27,375,039	-2.59%	-1.52%	0.00%
	2014		1.35%	2.45%	0.86	9.08	24,673,531	36,842,797	-2.68%	-1.60%	0.00%
	2013		1.35%	2.45%	0.89	9.31	29,540,284	44,924,011	-2.68%	-1.60%	0.00%
American Funds Ultra-Short Bond Fund - Class 2
	2017		0.60%	3.15%	0.75	10.17	85,766,307	231,497,947	-2.66%	-0.14%	0.26%
	2016		0.60%	3.15%	0.77	10.19	102,375,892	279,782,312	-3.13%	-0.78%	0.00%
	2015		0.60%	3.00%	0.79	10.28	105,310,474	291,162,614	-3.39%	-1.05%	0.00%
	2014		0.60%	3.00%	0.82	10.39	109,587,156	318,387,433	-3.48%	-1.13%	0.00%
	2013		0.60%	3.00%	0.84	10.52	130,733,828	379,488,279	-3.39%	-1.04%	0.00%
American Funds Ultra-Short Bond Fund - Class 4
	2017	6/5/17	0.30%	2.65%	9.85	10.00	247,931	2,462,529	-0.88%	-0.07%	0.12%
LVIP American Balanced Allocation Fund - Service Class
	2017		0.60%	3.45%	12.95	16.27	53,087,853	799,482,206	10.86%	13.72%	1.86%
	2016		0.60%	3.15%	11.68	14.31	54,642,027	731,203,463	2.55%	5.20%	1.62%
	2015		0.60%	3.15%	11.39	13.60	57,041,066	732,637,173	-4.10%	-1.62%	2.49%
	2014		0.60%	3.15%	11.88	13.83	58,995,903	777,632,955	2.11%	4.75%	1.97%
	2013		0.60%	3.15%	11.63	13.20	58,411,308	742,628,932	11.03%	13.90%	1.73%
LVIP American Balanced Allocation Fund - Standard Class
	2017		1.35%	2.95%	11.00	15.79	1,675,515	25,988,912	11.46%	13.26%	2.20%
	2016		1.35%	2.95%	12.19	13.94	1,757,441	24,078,141	3.27%	4.78%	2.15%
	2015		1.35%	2.80%	11.81	13.31	1,529,401	20,068,995	-3.42%	-2.01%	2.80%
	2014		1.35%	2.80%	12.22	13.58	1,581,702	21,260,349	2.82%	4.32%	2.30%
	2013		1.35%	2.80%	11.89	13.02	1,570,691	20,277,749	11.80%	13.44%	2.12%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2017		0.30%	3.20%	11.51	13.38	145,206,219	1,837,663,706	8.18%	11.02%	1.78%
	2016		0.60%	3.20%	10.64	12.05	159,972,728	1,839,417,415	0.99%	3.65%	1.50%
	2015		0.60%	3.20%	10.53	11.63	169,000,406	1,892,362,847	-5.52%	-3.03%	2.95%
	2014		0.60%	3.20%	11.15	11.99	154,518,323	1,801,660,712	1.82%	4.50%	1.93%
	2013		0.60%	3.20%	10.95	11.47	117,522,607	1,324,457,743	9.35%	12.23%	1.86%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2017		0.30%	3.20%	11.88	13.81	274,579,804	3,586,628,270	12.70%	15.66%	1.36%
	2016		0.60%	3.20%	10.54	11.94	306,288,005	3,489,744,691	-0.30%	2.32%	1.24%
	2015		0.60%	3.20%	10.57	11.67	333,313,903	3,745,576,285	-6.53%	-4.07%	2.96%
	2014		0.60%	3.20%	11.31	12.16	305,610,041	3,614,275,821	-1.02%	1.59%	1.88%
	2013		0.60%	3.20%	11.43	11.97	209,285,255	2,460,915,514	13.41%	16.39%	1.57%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Growth Allocation Fund - Service Class
	2017		0.30%	3.45%	13.56	17.21	51,745,821	825,997,298	13.46%	16.45%	1.59%
	2016		0.60%	3.20%	11.99	14.78	55,507,567	768,917,863	2.79%	5.45%	1.53%
	2015		0.60%	3.15%	11.66	14.02	58,836,511	780,462,624	-4.30%	-1.82%	2.47%
	2014		0.60%	3.15%	12.19	14.28	59,706,222	814,529,925	1.99%	4.63%	1.94%
	2013		0.60%	3.15%	11.95	13.65	57,466,644	756,450,763	13.89%	16.83%	1.66%
LVIP American Growth Allocation Fund - Standard Class
	2017		1.35%	2.95%	14.45	16.71	873,949	14,083,655	14.49%	15.98%	1.99%
	2016		1.35%	2.65%	12.63	14.40	920,820	12,996,465	3.67%	5.03%	1.90%
	2015		1.35%	2.65%	12.18	13.71	912,467	12,313,070	-3.48%	-2.22%	2.45%
	2014		1.35%	2.65%	12.62	14.03	1,059,174	14,677,151	2.86%	4.21%	2.19%
	2013		1.35%	2.65%	12.27	13.46	1,035,726	13,779,890	14.86%	16.36%	2.14%
LVIP American Income Allocation Fund - Service Class
	2017		0.30%	3.45%	11.76	14.55	14,736,265	198,326,004	6.48%	9.23%	2.06%
	2016		0.60%	3.15%	11.04	13.32	14,491,413	180,537,813	1.99%	4.62%	1.78%
	2015		0.60%	3.15%	10.83	12.74	14,339,857	172,647,884	-4.11%	-1.63%	2.63%
	2014		0.60%	3.15%	11.29	12.95	16,031,345	198,032,203	2.55%	5.20%	2.11%
	2013		0.60%	3.15%	11.01	12.31	16,982,418	201,362,630	5.20%	7.92%	1.76%
LVIP American Income Allocation Fund - Standard Class
	2017		1.35%	2.45%	13.02	14.13	610,599	8,578,345	7.60%	8.79%	2.56%
	2016		1.35%	2.45%	12.10	12.99	574,725	7,416,916	3.06%	4.20%	2.11%
	2015		1.35%	2.45%	11.74	12.46	570,569	7,062,626	-3.10%	-2.03%	2.85%
	2014		1.35%	2.45%	12.12	12.72	645,486	8,165,611	3.63%	4.78%	2.68%
	2013		1.35%	2.45%	11.69	12.14	518,434	6,259,891	6.31%	7.49%	2.06%
LVIP American Preservation Fund - Service Class
	2017		0.30%	3.45%	8.73	10.03	64,977,870	615,749,106	-1.87%	0.72%	1.23%
	2016		0.60%	3.20%	8.90	9.96	56,453,783	536,607,875	-1.63%	0.96%	1.24%
	2015		0.60%	3.20%	9.09	9.87	42,808,472	407,406,785	-3.04%	-0.64%	1.49%
	2014		0.60%	3.05%	9.39	9.93	29,636,643	286,997,201	-1.22%	1.18%	1.00%
	2013		0.60%	3.00%	9.51	9.82	16,071,459	155,534,469	-4.30%	-2.02%	1.47%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Asset Allocation Fund - Class 1	$26,569,177	$50,664,740
American Funds Asset Allocation Fund - Class 2	185,489,697	327,458,141
American Funds Asset Allocation Fund - Class 4	54,082,290	1,611,492
American Funds Blue Chip Income and Growth Fund - Class 1	9,843,670	24,767,001
American Funds Blue Chip Income and Growth Fund - Class 2	160,433,375	316,120,291
American Funds Blue Chip Income and Growth Fund - Class 4	11,446,816	61,255
American Funds Bond Fund - Class 1	8,409,801	14,616,814
American Funds Bond Fund - Class 2	136,067,257	110,463,992
American Funds Bond Fund - Class 4	23,294,322	127,099
American Funds Capital Income Builder® - Class 4	27,250,536	10,378,506
American Funds Global Balanced Fund - Class 2	23,231,686	19,270,880
American Funds Global Balanced Fund - Class 4	8,233,439	133,043
American Funds Global Bond Fund - Class 1	2,182,477	3,965,220
American Funds Global Bond Fund - Class 2	37,446,429	55,793,867
American Funds Global Bond Fund - Class 4	1,524,978	43,583
American Funds Global Growth and Income Fund - Class 1	3,533,246	8,417,004
American Funds Global Growth and Income Fund - Class 2	59,584,159	188,298,356
American Funds Global Growth and Income Fund - Class 4	9,541,585	1,284,501
American Funds Global Growth Fund - Class 1	7,183,795	13,556,843
American Funds Global Growth Fund - Class 2	61,432,687	254,111,579
American Funds Global Growth Fund - Class 4	10,464,284	106,145
American Funds Global Growth PortfolioSM - Class 4	11,994,472	2,093,326
American Funds Global Small Capitalization Fund - Class 1	1,634,410	8,661,719
American Funds Global Small Capitalization Fund - Class 2	9,108,408	114,443,846
American Funds Global Small Capitalization Fund - Class 4	3,364,182	36,598
American Funds Growth and Income PortfolioSM - Class 4	63,832,305	10,360,148
American Funds Growth Fund - Class 1	131,625,409	181,524,635
American Funds Growth Fund - Class 2	516,886,883	814,170,922
American Funds Growth Fund - Class 4	35,994,937	1,042,331
American Funds Growth-Income Fund - Class 1	102,176,455	189,796,007
American Funds Growth-Income Fund - Class 2	391,301,716	690,735,738
American Funds Growth-Income Fund - Class 4	28,574,881	1,316,270
American Funds High-Income Bond Fund - Class 1	7,171,641	15,952,399
American Funds High-Income Bond Fund - Class 2	62,346,412	86,365,087
American Funds High-Income Bond Fund - Class 4	2,332,174	162,363
American Funds International Fund - Class 1	12,215,700	54,661,626
American Funds International Fund - Class 2	40,329,438	261,026,865
American Funds International Fund - Class 4	9,667,010	460,463
American Funds International Growth and Income Fund - Class 1	1,901,372	2,074,796
American Funds International Growth and Income Fund - Class 2	8,594,192	29,561,928
American Funds International Growth and Income Fund - Class 4	2,916,735	123,066
American Funds Managed Risk Asset Allocation Fund - Class P2	133,853,241	51,308,960
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	80,086,594	51,562,856
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	79,694,613	5,710,089
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	200,962,227	23,729,378
American Funds Managed Risk Growth Fund - Class P2	44,848,400	13,315,481
American Funds Managed Risk Growth PortfolioSM - Class P2	248,680,720	16,976,555
American Funds Managed Risk Growth-Income Fund - Class P2	27,923,980	12,275,828
American Funds Managed Risk International Fund - Class P2	29,251,311	8,089,747
American Funds Mortgage Fund - Class 2	7,891,429	7,388,347
American Funds Mortgage Fund - Class 4	3,221,450	9,564
American Funds New World Fund® - Class 1	2,918,423	7,167,292
American Funds New World Fund® - Class 2	11,047,549	105,709,007
American Funds New World Fund® - Class 4	4,374,838	81,169
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	4,190,912	13,388,991
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	55,335,086	89,470,450
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	11,158,955	254,001
American Funds Ultra-Short Bond Fund - Class 1	12,709,187	11,669,418

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Ultra-Short Bond Fund - Class 2	$59,424,497	$106,454,055
American Funds Ultra-Short Bond Fund - Class 4	2,773,515	310,834
LVIP American Balanced Allocation Fund - Service Class	62,964,583	64,804,992
LVIP American Balanced Allocation Fund - Standard Class	4,314,789	4,673,800
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	48,266,873	220,262,513
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	57,686,697	445,990,155
LVIP American Growth Allocation Fund - Service Class	52,374,416	82,632,639
LVIP American Growth Allocation Fund - Standard Class	1,466,477	1,800,744
LVIP American Income Allocation Fund - Service Class	27,169,849	20,669,804
LVIP American Income Allocation Fund - Standard Class	2,370,842	1,630,307
LVIP American Preservation Fund - Service Class	116,500,958	37,071,809

5. Investments

The following is a summary of investments owned at December 31, 2017:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Asset Allocation Fund - Class 1	16,254,532	$23.71	$385,394,949	$265,097,613
American Funds Asset Allocation Fund - Class 2	127,884,358	23.49	3,004,003,559	2,314,493,723
American Funds Asset Allocation Fund - Class 4	2,325,054	23.40	54,406,260	52,508,940
American Funds Blue Chip Income and Growth Fund - Class 1	7,993,393	14.96	119,581,162	89,562,609
American Funds Blue Chip Income and Growth Fund - Class 2	188,352,781	14.80	2,787,621,163	2,056,135,148
American Funds Blue Chip Income and Growth Fund - Class 4	815,388	14.77	12,043,280	11,389,194
American Funds Bond Fund - Class 1	11,892,544	10.82	128,677,327	127,394,480
American Funds Bond Fund - Class 2	236,429,876	10.69	2,527,435,378	2,539,197,004
American Funds Bond Fund - Class 4	2,146,611	10.68	22,925,805	23,167,401
American Funds Capital Income Builder® - Class 4	15,456,991	10.38	160,443,563	151,373,558
American Funds Global Balanced Fund - Class 2	15,943,249	12.72	202,798,129	174,083,492
American Funds Global Balanced Fund - Class 4	663,576	12.63	8,380,965	8,124,063
American Funds Global Bond Fund - Class 1	2,965,743	11.88	35,233,026	34,657,266
American Funds Global Bond Fund - Class 2	85,944,945	11.79	1,013,290,901	1,000,348,937
American Funds Global Bond Fund - Class 4	126,775	11.70	1,483,262	1,481,460
American Funds Global Growth and Income Fund - Class 1	3,738,663	15.81	59,108,266	40,925,136
American Funds Global Growth and Income Fund - Class 2	79,260,517	15.78	1,250,730,955	867,457,178
American Funds Global Growth and Income Fund - Class 4	543,953	15.60	8,485,664	8,269,688
American Funds Global Growth Fund - Class 1	3,577,642	30.51	109,153,870	78,157,552
American Funds Global Growth Fund - Class 2	54,183,000	30.24	1,638,493,937	1,225,746,001
American Funds Global Growth Fund - Class 4	357,187	30.13	10,762,043	10,362,592
American Funds Global Growth PortfolioSM - Class 4	2,169,053	12.17	26,397,379	22,480,932
American Funds Global Small Capitalization Fund - Class 1	2,727,071	25.38	69,213,049	55,166,663
American Funds Global Small Capitalization Fund - Class 2	32,734,136	24.72	809,187,851	667,500,815
American Funds Global Small Capitalization Fund - Class 4	141,219	24.91	3,517,766	3,331,616
American Funds Growth and Income PortfolioSM - Class 4	11,277,049	11.40	128,558,359	117,319,491
American Funds Growth Fund - Class 1	17,231,418	77.85	1,341,465,849	962,411,056
American Funds Growth Fund - Class 2	69,189,377	77.35	5,351,798,274	4,160,908,279
American Funds Growth Fund - Class 4	478,620	76.56	36,643,127	34,957,113
American Funds Growth-Income Fund - Class 1	26,443,617	50.22	1,327,998,430	972,688,800
American Funds Growth-Income Fund - Class 2	105,337,577	49.71	5,236,330,932	4,161,583,381
American Funds Growth-Income Fund - Class 4	579,139	49.31	28,557,333	27,261,491
American Funds High-Income Bond Fund - Class 1	8,726,398	10.19	88,922,001	96,329,123
American Funds High-Income Bond Fund - Class 2	73,765,155	10.03	739,864,509	789,345,041
American Funds High-Income Bond Fund - Class 4	193,807	10.82	2,096,991	2,170,487
American Funds International Fund - Class 1	21,100,640	21.71	458,094,901	342,174,418
American Funds International Fund - Class 2	74,654,438	21.63	1,614,775,475	1,324,301,781
American Funds International Fund - Class 4	446,572	21.42	9,565,567	9,214,863
American Funds International Growth and Income Fund - Class 1	852,479	17.72	15,105,919	13,253,419
American Funds International Growth and Income Fund - Class 2	13,166,858	17.66	232,526,704	200,218,082
American Funds International Growth and Income Fund - Class 4	162,486	17.58	2,856,502	2,797,212

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Managed Risk Asset Allocation Fund - Class P2	63,579,771	$13.55	$861,505,895	$760,428,640
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	25,164,916	12.96	326,137,302	289,394,767
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	21,674,265	11.04	239,283,891	212,481,368
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	73,768,520	11.13	821,043,622	726,069,060
American Funds Managed Risk Growth Fund - Class P2	19,982,547	13.14	262,570,671	225,948,041
American Funds Managed Risk Growth PortfolioSM - Class P2	77,615,782	11.16	866,192,126	764,998,736
American Funds Managed Risk Growth-Income Fund - Class P2	14,433,435	12.58	181,572,617	164,956,916
American Funds Managed Risk International Fund - Class P2	12,170,213	11.15	135,697,876	121,737,705
American Funds Mortgage Fund - Class 2	5,798,749	10.45	60,596,927	61,409,817
American Funds Mortgage Fund - Class 4	305,372	10.38	3,169,762	3,211,755
American Funds New World Fund® - Class 1	1,949,435	25.30	49,320,703	38,444,307
American Funds New World Fund® - Class 2	28,608,405	25.07	717,212,710	572,381,582
American Funds New World Fund® - Class 4	179,133	24.99	4,476,533	4,298,498
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	7,811,949	12.08	94,368,344	95,103,426
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	117,449,410	11.96	1,404,694,945	1,446,069,169
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	899,927	11.98	10,781,125	10,907,095
American Funds Ultra-Short Bond Fund - Class 1	2,456,784	11.29	27,737,094	27,757,258
American Funds Ultra-Short Bond Fund - Class 2	21,068,662	11.01	231,965,970	232,276,224
American Funds Ultra-Short Bond Fund - Class 4	221,276	11.13	2,462,798	2,462,872
LVIP American Balanced Allocation Fund - Service Class	61,592,330	12.99	800,145,960	723,599,120
LVIP American Balanced Allocation Fund - Standard Class	1,999,715	13.00	25,992,290	24,374,265
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	155,591,324	11.81	1,837,844,721	1,690,216,902
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	284,980,589	12.59	3,587,620,633	3,194,477,189
LVIP American Growth Allocation Fund - Service Class	60,658,683	13.62	826,413,891	724,859,767
LVIP American Growth Allocation Fund - Standard Class	1,033,278	13.63	14,085,652	12,751,902
LVIP American Income Allocation Fund - Service Class	16,848,762	11.76	198,208,837	191,423,799
LVIP American Income Allocation Fund - Standard Class	728,918	11.77	8,579,359	8,403,275
LVIP American Preservation Fund - Service Class	62,838,973	9.80	615,696,264	623,043,285

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	559,098	(7,020,404)	(6,461,306)
American Funds Asset Allocation Fund - Class 2	1,017,749	(47,918,364)	(46,900,615)
American Funds Asset Allocation Fund - Class 4	4,801,171	(133,225)	4,667,946
American Funds Blue Chip Income and Growth Fund - Class 1	1,472,401	(10,513,031)	(9,040,630)
American Funds Blue Chip Income and Growth Fund - Class 2	1,281,066	(42,213,941)	(40,932,875)
American Funds Blue Chip Income and Growth Fund - Class 4	1,091,965	(4,889)	1,087,076
American Funds Bond Fund - Class 1	2,098,427	(6,543,153)	(4,444,726)
American Funds Bond Fund - Class 2	9,578,015	(18,390,592)	(8,812,577)
American Funds Bond Fund - Class 4	2,297,218	(12,164)	2,285,054
American Funds Capital Income Builder® - Class 4	2,405,919	(948,908)	1,457,011
American Funds Global Balanced Fund - Class 2	1,286,477	(1,384,504)	(98,027)
American Funds Global Balanced Fund - Class 4	728,028	(9,411)	718,617
American Funds Global Bond Fund - Class 1	156,095	(275,702)	(119,607)
American Funds Global Bond Fund - Class 2	2,807,008	(3,724,682)	(917,674)
American Funds Global Bond Fund - Class 4	148,923	(4,035)	144,888
American Funds Global Growth and Income Fund - Class 1	76,104	(420,918)	(344,814)
American Funds Global Growth and Income Fund - Class 2	1,046,982	(9,902,259)	(8,855,277)
American Funds Global Growth and Income Fund - Class 4	882,402	(122,716)	759,686
American Funds Global Growth Fund - Class 1	706,255	(2,445,438)	(1,739,183)
American Funds Global Growth Fund - Class 2	788,599	(22,191,333)	(21,402,734)
American Funds Global Growth Fund - Class 4	973,994	(8,998)	964,996
American Funds Global Growth PortfolioSM - Class 4	1,055,255	(184,153)	871,102
American Funds Global Small Capitalization Fund - Class 1	325,480	(1,875,763)	(1,550,283)
American Funds Global Small Capitalization Fund - Class 2	490,406	(11,412,352)	(10,921,946)
American Funds Global Small Capitalization Fund - Class 4	318,064	(3,147)	314,917

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth and Income PortfolioSM - Class 4	5,892,730	(933,335)	4,959,395
American Funds Growth Fund - Class 1	26,730	(11,765,937)	(11,739,207)
American Funds Growth Fund - Class 2	24,398	(68,807,719)	(68,783,321)
American Funds Growth Fund - Class 4	3,398,404	(99,707)	3,298,697
American Funds Growth-Income Fund - Class 1	33,201	(18,640,381)	(18,607,180)
American Funds Growth-Income Fund - Class 2	—	(80,542,038)	(80,542,038)
American Funds Growth-Income Fund - Class 4	2,690,710	(126,829)	2,563,881
American Funds High-Income Bond Fund - Class 1	230,079	(2,693,360)	(2,463,281)
American Funds High-Income Bond Fund - Class 2	1,587,672	(12,684,971)	(11,097,299)
American Funds High-Income Bond Fund - Class 4	222,083	(15,851)	206,232
American Funds International Fund - Class 1	182,421	(8,350,813)	(8,168,392)
American Funds International Fund - Class 2	632,915	(27,469,980)	(26,837,065)
American Funds International Fund - Class 4	899,018	(43,876)	855,142
American Funds International Growth and Income Fund - Class 1	81,844	(100,352)	(18,508)
American Funds International Growth and Income Fund - Class 2	249,745	(1,437,912)	(1,188,167)
American Funds International Growth and Income Fund - Class 4	273,593	(11,275)	262,318
American Funds Managed Risk Asset Allocation Fund - Class P2	9,429,098	(3,254,637)	6,174,461
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	6,033,523	(3,968,379)	2,065,144
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	7,882,248	(535,839)	7,346,409
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	19,258,089	(2,141,360)	17,116,729
American Funds Managed Risk Growth Fund - Class P2	3,429,384	(939,886)	2,489,498
American Funds Managed Risk Growth PortfolioSM - Class P2	22,544,269	(1,458,276)	21,085,993
American Funds Managed Risk Growth-Income Fund - Class P2	1,671,793	(876,235)	795,558
American Funds Managed Risk International Fund - Class P2	2,851,979	(726,395)	2,125,584
American Funds Mortgage Fund - Class 2	680,327	(644,121)	36,206
American Funds Mortgage Fund - Class 4	320,952	(663)	320,289
American Funds New World Fund® - Class 1	660,600	(1,981,755)	(1,321,155)
American Funds New World Fund® - Class 2	679,968	(9,507,440)	(8,827,472)
American Funds New World Fund® - Class 4	411,472	(7,230)	404,242
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	1,064,006	(3,998,764)	(2,934,758)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	7,693,866	(15,027,635)	(7,333,769)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	1,138,275	(24,804)	1,113,471
American Funds Ultra-Short Bond Fund - Class 1	8,634,253	(7,774,091)	860,162
American Funds Ultra-Short Bond Fund - Class 2	21,226,403	(37,835,988)	(16,609,585)
American Funds Ultra-Short Bond Fund - Class 4	278,610	(30,679)	247,931
LVIP American Balanced Allocation Fund - Service Class	2,273,214	(3,827,388)	(1,554,174)
LVIP American Balanced Allocation Fund - Standard Class	227,440	(309,366)	(81,926)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,566,876	(16,333,385)	(14,766,509)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,128,324	(32,836,525)	(31,708,201)
LVIP American Growth Allocation Fund - Service Class	1,134,394	(4,896,140)	(3,761,746)
LVIP American Growth Allocation Fund - Standard Class	59,651	(106,522)	(46,871)
LVIP American Income Allocation Fund - Service Class	1,645,298	(1,400,446)	244,852
LVIP American Income Allocation Fund - Standard Class	150,986	(115,112)	35,874
LVIP American Preservation Fund - Service Class	12,078,987	(3,554,900)	8,524,087

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	522,209	(9,016,633)	(8,494,424)
American Funds Asset Allocation Fund - Class 2	4,307,615	(47,452,476)	(43,144,861)
American Funds Blue Chip Income and Growth Fund - Class 1	4,236,269	(8,034,678)	(3,798,409)
American Funds Blue Chip Income and Growth Fund - Class 2	1,988,307	(45,526,582)	(43,538,275)
American Funds Bond Fund - Class 1	2,665,476	(7,563,437)	(4,897,961)
American Funds Bond Fund - Class 2	7,009,556	(35,107,365)	(28,097,809)
American Funds Capital Income Builder® - Class 4	6,067,864	(1,339,758)	4,728,106
American Funds Global Balanced Fund - Class 2	2,019,235	(1,761,538)	257,697
American Funds Global Bond Fund - Class 1	97,120	(463,751)	(366,631)
American Funds Global Bond Fund - Class 2	1,841,467	(9,021,503)	(7,180,036)
American Funds Global Growth and Income Fund - Class 1	59,358	(689,172)	(629,814)
American Funds Global Growth and Income Fund - Class 2	1,583,975	(9,318,975)	(7,735,000)
American Funds Global Growth Fund - Class 1	291,681	(3,884,815)	(3,593,134)

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Global Growth Fund - Class 2	1,018,286	(22,436,197)	(21,417,911)
American Funds Global Growth PortfolioSM - Class 4	878,589	(140,600)	737,989
American Funds Global Small Capitalization Fund - Class 1	337,441	(3,146,262)	(2,808,821)
American Funds Global Small Capitalization Fund - Class 2	1,239,525	(10,677,118)	(9,437,593)
American Funds Growth and Income PortfolioSM - Class 4	5,143,215	(215,949)	4,927,266
American Funds Growth Fund - Class 1	98,733	(13,724,571)	(13,625,838)
American Funds Growth Fund - Class 2	977,827	(66,693,863)	(65,716,036)
American Funds Growth-Income Fund - Class 1	114,201	(21,576,008)	(21,461,807)
American Funds Growth-Income Fund - Class 2	530,006	(88,525,950)	(87,995,944)
American Funds High-Income Bond Fund - Class 1	710,057	(2,988,236)	(2,278,179)
American Funds High-Income Bond Fund - Class 2	2,280,097	(16,231,119)	(13,951,022)
American Funds International Fund - Class 1	34,422	(11,045,795)	(11,011,373)
American Funds International Fund - Class 2	1,590,214	(24,959,132)	(23,368,918)
American Funds International Growth and Income Fund - Class 1	56,779	(136,731)	(79,952)
American Funds International Growth and Income Fund - Class 2	597,130	(1,304,483)	(707,353)
American Funds Managed Risk Asset Allocation Fund - Class P2	14,080,478	(1,730,472)	12,350,006
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	10,840,192	(689,755)	10,150,437
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	8,931,468	(638,986)	8,292,482
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	34,048,467	(259,502)	33,788,965
American Funds Managed Risk Growth Fund - Class P2	5,006,307	(913,567)	4,092,740
American Funds Managed Risk Growth PortfolioSM - Class P2	31,267,469	(644,115)	30,623,354
American Funds Managed Risk Growth-Income Fund - Class P2	2,948,564	(1,002,978)	1,945,586
American Funds Managed Risk International Fund - Class P2	2,407,548	(833,510)	1,574,038
American Funds Mortgage Fund - Class 2	1,730,379	(1,446,959)	283,420
American Funds New World Fund® - Class 1	418,937	(2,580,141)	(2,161,204)
American Funds New World Fund® - Class 2	664,010	(9,903,929)	(9,239,919)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	2,209,366	(4,873,675)	(2,664,309)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	11,401,270	(21,869,559)	(10,468,289)
American Funds Ultra-Short Bond Fund - Class 1	6,911,957	(7,396,615)	(484,658)
American Funds Ultra-Short Bond Fund - Class 2	38,593,933	(41,528,515)	(2,934,582)
LVIP American Balanced Allocation Fund - Service Class	2,528,797	(4,927,836)	(2,399,039)
LVIP American Balanced Allocation Fund - Standard Class	455,912	(227,872)	228,040
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	5,100,215	(14,127,893)	(9,027,678)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	4,900,594	(31,926,492)	(27,025,898)
LVIP American Growth Allocation Fund - Service Class	1,986,864	(5,315,808)	(3,328,944)
LVIP American Growth Allocation Fund - Standard Class	149,424	(141,071)	8,353
LVIP American Income Allocation Fund - Service Class	1,772,574	(1,621,018)	151,556
LVIP American Income Allocation Fund - Standard Class	117,930	(113,774)	4,156
LVIP American Preservation Fund - Service Class	16,720,387	(3,075,076)	13,645,311

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance

Company and Contract Owners of Lincoln National Variable Annuity Account H

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in the related appendix to this opinion (collectively referred to as the "subaccounts"), as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Lincoln National Variable Annuity Account H at December 31, 2017, the results of its operations and changes in net assets for the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Variable Account is not required to have, nor were we engaged to perform, an audit of the Variable Account's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1989.
Philadelphia, Pennsylvania
April 11, 2018

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
American Funds Global Growth PortfolioSM - Class 4	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth and Income PortfolioSM - Class 4	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk Growth PortfolioSM - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Asset Allocation Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Asset Allocation Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Blue Chip Income and Growth Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Blue Chip Income and Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Bond Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Bond Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Capital Income Builder® - Class 4	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Balanced Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Bond Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Bond Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth and Income Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth and Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth-Income Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
American Funds Growth-Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds High-Income Bond Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds High-Income Bond Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Growth and Income Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Growth and Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk Growth Fund - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk Growth-Income Fund - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Managed Risk International Fund - Class P2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Mortgage Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds New World Fund® - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds New World Fund® - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds U.S. Government/ AAA-Rated Securities Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Ultra-Short Bond Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Ultra-Short Bond Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Income Allocation Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP American Preservation Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Mortgage Fund - Class 4	As of December 31, 2017	For the period from May 25, 2017 through December 31, 2017
American Funds New World Fund® - Class 4	As of December 31, 2017	For the period from May 25, 2017 through December 31, 2017
American Funds Asset Allocation Fund - Class 4	As of December 31, 2017	For the period from January 9, 2017 through December 31, 2017
American Funds Blue Chip Income and Growth Fund - Class 4	As of December 31, 2017	For the period from May 30, 2017 through December 31, 2017
American Funds Global Growth Fund - Class 4	As of December 31, 2017	For the period from May 24, 2017 through December 31, 2017
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2017	For the period from June 5, 2017 through December 31, 2017
American Funds Growth Fund - Class 4	As of December 31, 2017	For the period from May 24, 2017 through December 31, 2017
American Funds Growth-Income Fund - Class 4	As of December 31, 2017	For the period from May 24, 2017 through December 31, 2017
American Funds International Fund - Class 4	As of December 31, 2017	For the period from May 25, 2017 through December 31, 2017
American Funds Global Balanced Fund - Class 4	As of December 31, 2017	For the period from January 10, 2017 through December 31, 2017
American Funds U.S. Government/ AAA-Rated Securities Fund - Class 4	As of December 31, 2017	For the period from January 10, 2017 through December 31, 2017
American Funds Bond Fund - Class 4	As of December 31, 2017	For the period from May 24, 2017 through December 31, 2017
American Funds Global Bond Fund - Class 4	As of December 31, 2017	For the period from June 2, through December 31, 2017
American Funds Global Growth and Income Fund - Class 4	As of December 31, 2017	For the period from May 25, 2017 through December 31, 2017
American Funds High-Income Bond Fund - Class 4	As of December 31, 2017	For the period from May 25, 2017 through December 31, 2017
American Funds International Growth and Income Fund - Class 4	As of December 31, 2017	For the period from May 25, 2017 through December 31, 2017
American Funds Ultra-Short Bond Fund - Class 4	As of December 31, 2017	For the period from June 5, through December 31, 2017

Lincoln National Variable Annuity Account H
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2017
Statement of Operations - Year ended December 31, 2017
Statements of Changes in Net Assets - Years ended December 31, 2017 and 2016
Notes to Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2017 and 2016
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2017, 2016 and 2015
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2017, 2016 and 2015
Consolidated Statements of Cash Flows - Years ended December 31, 2017, 2016 and 2015
Notes to Consolidated Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 033-27783) filed on December 5, 1996.
(2) None
(3)(a) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(b) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(c) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(d) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.
(e) Persistency Credit Rider (32154) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35780) filed on April 17, 2001.

(f) Bonus Rider (32146) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(g) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(h) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(i) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(j) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(k) Estate Enhancement Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(l) Enhanced Guaranteed Minimum Death Benefit Rider (32149) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(m) Guarantee of Principal Death Benefit Rider (32148) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.
(n) Variable Annuity Rider (32793HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.
(o) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(p) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(q) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(r) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(s) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(t) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(u) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(v) Variable Annuity Payment Option Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(w) Variable Annuity Payment Option Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(x) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-63505) filed on December 21, 2006.
(y) Contract Specifications (B Share) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135219) filed on June 22, 2006.
(z) Contract Specifications (L Share) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135219) filed on June 22, 2006.
(aa) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-135219) filed on April 10, 2007.
(bb) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-135219) filed on April 10, 2007.
(cc) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
B-2

(dd) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(ee) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(ff) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(gg) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(hh) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(ii) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(jj) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(kk) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(ll) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(mm) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(nn) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(oo) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(pp) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(qq) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(rr) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(ss) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.
(tt) Guaranteed Income Later Rider (4LATER Adv Protected Funds) (AR-547 3/12) incorporated herein by reference to Registration on Form N-4 (File No. 333-181612) filed on May 23, 2012.
(uu) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(ww) Variable Annuity Living Benefit Rider (Market Select Advantage) (AR-591) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(xx) Variable Annuity Living Benefits Rider (AR-600) (Lincoln Max 6 SelectSM Advantage) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 333-135039) filed on April 7, 2017.
(yy) Variable Annuity Living Benefits Rider (Market Select Advantage/LINC 2.0) (AR-607) incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(zz) Guaranteed Income Later Rider (4LATER Select Adv) (AR-547 03/18) incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(5) Application (ALD 1/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-135219) filed on April 8, 2008.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
B-3

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
Amendment No. 3 to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(c) Third Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-170529) filed on April 26, 2016.
Amendments to Third Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-170529) filed on April 24, 2018.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements among The Lincoln National Life Insurance Company and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and consent of Mary Jo Ardington, Senior Counsel, The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-135219) filed on August 25, 2006.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not applicable
(12) Not applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
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Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Kirkland L. Hicks*	Executive Vice President, Director, and General Counsel
Christine Janofsky*	Senior Vice President, Chief Accounting Officer, and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2018 there were 294,364 contract owners under Account H.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life
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Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.
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Item 33.
For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 40 to the registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 19th day of April, 2018.
Lincoln National Variable Annuity Account H (Registrant) American Legacy® Design
By:	/s/ Kimberly A. Genovese Kimberly A. Genovese Assistant Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Stephen R. Turer Stephen R. Turer (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b) As required by the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons in their capacities indicated on April 19, 2018.
Signature	Title
*/s/ Dennis R. Glass Dennis R. Glass	President and Director (Principal Executive Officer)
*/s/ Ellen Cooper Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
*/s/ Randal J. Freitag Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
*/s/ Wilford H. Fuller Wilford H. Fuller	Executive Vice President and Director
*/s/ Kirkland L. Hicks Kirkland L. Hicks	Executive Vice President, Director, and General Counsel
*/s/ Keith J. Ryan Keith J. Ryan	Vice President and Director
*By: /s/ Kimberly A. Genovese Kimberly A. Genovese	Pursuant to a Power of Attorney
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